SCHEDULE 14A INFORMATION




              Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]       Preliminary Proxy Statement
[ X]       Definitive Proxy Statement
[  ]       Definitive Additional Materials
[  ]       Soliciting Material Pursuant to S 240.14a-11(c) or S 240.14a-12


                              Luxtec Corporation
                (Name of Registrant as Specified In Its Charter)

                              Luxtec Corporation
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[  ]        $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)
           (2) or Item 22(a)(2) of Schedule 14A.
[  ]       $500 per each party to the controversy pursuant to Exchange Act
           Rule 14a-6(i)(3).
[  ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.

           1)   Title of each class of securities to which transaction applies:

                                  N/A

           2)   Aggregate number of securities to which transaction applies:

                                  N/A

           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                                  N/A

           4)   Proposed maximum aggregate value of transaction:

                                  N/A

           5)   Total fee paid:

                                  N/A


[ X]       Fee paid previously with preliminary materials.

[  ]       Check box if any part of the fee is offset as provided by Exchange
           Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1)     Amount Previously Paid:

                                    N/A

           2)     Form, Schedule or Registration Statement No.:

                                    N/A

           3)     Filing Party:

                                    N/A

           4)     Date Filed:

                                    N/A

                                 LUXTEC CORPORATION

                                                              June 21, 1996

To Our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders of LUXTEC CORPORATION, to be held on Thursday, July 25, 1996, at 11:00 A.M. at the Company's Board Room, 326 Clark Street, Worcester, Massachusetts.

     The Notice of Meeting and the Proxy Statement that follow describe the business to be considered and acted upon by the stockholders at the Meeting, after which management will also report on the affairs of the Company.

     The Board of Directors of the Company encourages your participation in the Company's electoral process and, to that end, solicits your proxy. You may give your proxy by completing, dating and signing the Proxy Card and returning it promptly in the enclosed envelope. You are urged to do so even if you plan to attend the meeting.

     A copy of the Company's 1995 Annual Report to Stockholders is also enclosed, but is not to be considered a part of the proxy solicitation material. This Proxy Statement and the Proxy Card were first mailed to stockholders on or about June 21, 1996.

                                                  Sincerely,


                                                   JAMES W. HOBBS
                                                   President

                             LUXTEC CORPORATION


                                 NOTICE OF
                       ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held On July 25, 1996

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Luxtec Corporation (the "Company") will be held at the Corporate Offices of the Company located at 326 Clark Street, Worcester, Massachusetts., on Thursday, July 25, 1996, at 11:00 A.M., local time, to consider and act upon the following matters:

                         1. A proposal to approve an amendment of the  Company's
                    Articles of Organization to (i) authorize 500,000 shares of preferred stock, par value of $1.00 per share (the "Preferred Stock"), with such designations, powers, privileges and rights, and qualifications, limitations and restrictions in respect of each class or series of Preferred Stock as determined by vote of the Board of Directors or a committee thereof, and (ii) authorize the Board of Directors to issue the Preferred Stock in such classes or series and to determine the powers, privileges and rights, and the qualifications, limitations and restrictions in respect to each class or series of Preferred Stock by vote of the Board of Directors or a committee thereof.

                         2. A proposal to elect two (2) Class III  directors  of
                    the Company, each to hold a three-year term.

                         3. A proposal to ratify the  amendment of the Company's
                    1993 Employee Stock Purchase Plan (the "Plan") to increase the number of shares authorized for issuance under the Plan to 75,000 shares and to increase the maximum number of shares that each employee may purchase during each six-month period to 1,000 shares.

                         4. A  proposal  to  ratify  the  appointment  of Arthur
                    Andersen LLP as independent public accountants of the Company.

                         5. To transact such other business as may properly come
                    before the Meeting or any adjournments thereof.

     Stockholders of record at the close of business on June 13, 1996 are entitled to notice of and to vote at the Meeting and any adjourned sessions thereof. All stockholders are cordially invited to attend the Meeting.

                                          By Order of the Board of Directors


                                          JAMES W. HOBBS
                                          Director



Worcester, Massachusetts
June 21, 1996


     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND PROMPTLY RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW ANY PROXY GIVEN BY YOU AND VOTE YOUR SHARES IN PERSON.

                                LUXTEC CORPORATION
                                 326 Clark Street
                                Worcester, MA 01606

                        ___________________________________

                                   PROXY STATEMENT

                                    June 21, 1996

                        ___________________________________

     This Proxy Statement (the "Proxy Statement") is being furnished to stockholders of Luxtec Corporation, a Massachusetts corporation ("Luxtec" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of Luxtec Corporation (the "Luxtec Board"), for use at the 1996 Annual Meeting of Stockholders of the Company, including any adjournments or postponements thereof (the "Meeting"), scheduled to be held on Thursday, July 25, 1996, at 11:00 A.M. in the Company's Board Room, 326 Clark Street,
Worcester, Massachusetts. This Proxy Statement relates to the amendment of Luxtec's Articles of Organization, as amended (the "Luxtec Charter"), the election of Class III Directors of Luxtec, the amendment of Luxtec's 1993 Employee Stock Purchase Plan (the "Plan"), and the ratification of the appointment of Arthur Andersen LLP as the independent public accountants of Luxtec, each of which is described herein. This Proxy Statement was first mailed to Luxtec Stockholders on or about June 21, 1996. All solicitation expenses, including costs of preparing, assembling and mailing proxy material, will be borne by the Company.

     With respect to the Meeting, the close of business on June 13, 1996 has been established as the record date for determining the stockholders entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof. As of the record date, there were issued and outstanding and entitled to vote 2,445,398 shares of Luxtec common stock, par value $0.01 per share ("Common Stock"). Holders of shares of Luxtec Common Stock are entitled to one vote for each share owned at the record date on all matters to come before the Meeting and any adjournments or postponements thereof. The presence in person or by proxy of holders of a majority of the shares of Luxtec Common Stock entitled to vote at the Meeting constitutes a quorum for the transaction of business.

     In connection with the Meeting, any proxy may be revoked at any time before it is voted by written notice received by the Clerk of Luxtec or by attending the Meeting and voting in person; but if not so revoked, the shares represented by such proxy will be voted. Attendance at the Meeting will not by itself constitute revocation of a proxy unless the stockholder so attending so notifies the Clerk of Luxtec in writing at any time prior to the voting of the proxy. All proxies will be voted in accordance with the instructions contained therein. If no choice is specified for one or more proposals in a proxy submitted by or on behalf of a stockholder, the shares represented by such proxy will be voted in favor of such proposals and in the discretion of the named proxies with respect to any other proposals which may properly come before the Meeting. Broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and proxies that withhold authority to vote for election as a director or that reflect abstentions will be deemed present for the purpose of determining the presence of a quorum for the transaction of business. With respect to Proposal 1 (amendment of Luxtec Charter), broker non-votes and abstentions will have the effect of a vote against such proposal. With respect to Proposal 3 (amendment of the Plan), a broker non-vote will have no effect on the outcome of voting on such proposal and an abstention will have the effect of a vote against such proposal. With respect to Proposals 2 (election of Directors) and 4 (ratification of appointment of accountants), broker non-votes and abstentions will have no effect on the outcome of voting on such proposals.

     The Luxtec Board does not know of any matters which will be brought before the Meeting other than those matters specifically set forth in the Notice of Meeting. However, if any other matter properly comes before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitute acting thereunder, will vote on such matter in accordance with their best judgment.

     A representative of Arthur Andersen LLP is expected to be present at the Meeting. This representative is expected to be available to respond to appropriate questions.

                          ___________________________


                              AVAILABLE INFORMATION

     Luxtec is subject to the reporting requirements of the Exchange Act, and in accordance therewith files periodic reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements and other information concerning Luxtec may be inspected and copies may be obtained (at prescribed rates) at the Commission's Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, as well as the following regional offices: 7 World Trade Center, 13th Floor, New York, New York 10048 and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60604.

     This Proxy Statement incorporates by reference certain documents which are not presented herein or delivered herewith. Upon written or oral request, Luxtec will provide without charge to each person to whom a copy of this Proxy Statement is delivered a copy of the documents incorporated by reference herein (other than exhibits to such documents unless such exhibits are specifically incorporated by reference therein). Requests should be submitted in writing or by telephone at (508) 856-9454 to Samuel M. Stein, Luxtec Corporation, 326 Clark Street, Worcester, Massachusetts 01606-1214. In order to ensure timely delivery of the documents, any request should be made by July 1, 1996.


                       DOCUMENTS INCORPORATED BY REFERENCE

The following documents previously filed with the Commission are hereby incorporated by reference into this Proxy Statement:

     1. Luxtec's Annual Report on Form 10-K, as amended, for the year ended October 31, 1995.

     2. Luxtec's Quarterly Reports on Form 10-Q for the periods ended January 31, 1996 and April 30, 1996, respectively.

     3. The description of the Luxtec Common Stock contained in its Registration Statement on Form 8-A (File No. 1-12960) filed on April 4, 1994.

     4. All other reports filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act since October 31, 1995.

     All documents subsequently filed by Luxtec pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the date of Meeting shall be deemed to be incorporated by reference into this Proxy Statement and to be part of this Proxy Statement from the date of filing thereof. Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which also is incorporated herein modifies or replaces such statement. Any statement so modified or superseded shall not be deemed, in its unmodified form, to constitute a part of this Proxy Statement.

     This Proxy Statement is accompanied by copies of Luxtec's Annual Report on Form 10-K, as amended, for the year ended October 31, 1995, Luxtec's quarterly reports on Form 10-Q for the periods ended January 31, 1996, and April 30, 1996, respectively, and Luxtec's 1995 Annual Report to Stockholders.

                                 PROPOSAL 1

                     APPROVAL OF THE AMENDMENT TO THE COMPANY'S
                    ARTICLES OF ORGANIZATION IN CONNECTION WITH
                  THE CREATION OF A NEW CLASS OF PREFERRED STOCK

     The Luxtec Board, by votes adopted by unanimous written consent as of May 31, 1996, has recommended the adoption of an amendment (attached as Annex A to this Proxy Statement, the "Amendment"), amending the Luxtec Charter (attached as Annex B to this Proxy Statement) in order to (i) authorize 500,000 shares of preferred stock, par value of $1.00 per share (the "Preferred Stock"), with such designations, powers, privileges and rights, and qualifications, limitations and restrictions in respect of each class or series of Preferred Stock as determined by vote of the Luxtec Board or a committee thereof, and (ii) authorize the Luxtec Board to issue the Preferred Stock in such classes or series and to determine the powers, privileges and rights, and the qualifications, limitations and restrictions in respect to each class or series of Preferred Stock by a vote of the Luxtec Board or a committee thereof.

     The following sets forth a summary of the amendments to be effectuated by the approval of the Amendment.

Change in the Company's Authorized Capital Stock.

     Article 3 of the Luxtec Charter now provides that the Company has the authority to issue only one class of stock, consisting of 10,000,000 shares Luxtec Common Stock. The Amendment would amend Articles 3 and 4 of the Luxtec Charter to (i) authorize 500,000 shares of Preferred Stock, with such designations, powers, privileges and rights, and qualifications, limitations and restrictions in respect of each class or series of Preferred Stock as determined by vote of the Luxtec Board or a committee thereof, and (ii) authorize the Luxtec Board to issue the Preferred Stock in such classes or series and to determine the powers, privileges and rights, and the qualifications, limitations and restrictions in respect to each class or series of Preferred Stock by a vote of the Luxtec Board or a committee thereof.

     The Luxtec Board believes it to be in the best interests of the Company to change the capital structure of the Company as provided in the Amendment. The new shares of authorized Luxtec Preferred Stock will allow the Company to complete the Investment Transaction referred to and described below. The new shares of authorized Luxtec Preferred Stock will also allow the Company the flexibility to respond to future developments, including other potential acquisitions, stock splits, joint ventures and additional corporate financings. If this proposal is approved by the shareholders of Luxtec, the Luxtec Board will be able to issue the Preferred Stock in classes or series and to determine the designations, powers, privileges, rights, qualifications, limitations and restrictions without the further approval of the stockholders. The Preferred Stock could be used for any other corporate purpose, including the acquisition of desirable securities or properties. The issuance of any such Preferred Stock may have a dilutive effect on the holdings of current shareholders. Other than the Investment Transaction referred to and described below, the Company has no present intention to issue any of the shares of Preferred Stock. Notwithstanding the foregoing, the AMEX Listing Standards and Requirements will still generally require shareholder approval for listing shares reserved for certain acquisition and sale transactions. Although no transactions other than the Investment Transaction described below are currently under consideration by the Luxtec Board, the Luxtec Board believes that the complexity of modern business financing and acquisition transactions requires that it be able to respond promptly and effectively to changes in market conditions. The authorization of new shares of Luxtec Preferred Stock will enable the Luxtec Board to do so. Assuming the approval of this proposal and the completion of the Investment Transaction described below, the number of unissued shares of Luxtec Preferred Stock not otherwise reserved for issuance will be approximately 490,000 shares.

     If this proposal is adopted, the Company is considering the authorization of the issuance of 10,000 shares of Preferred Stock to be designated as Series A Preferred Stock (the "Series A Preferred Stock"). If so authorized, the Company intends to exchange the Series A Preferred Stock for the Notes (as hereinafter defined) as provided below. As described below, the Series A Preferred Stock is exchangeable for the Notes at the option of the Company and thus may not occur immediately after the Meeting if the proposal is adopted, if at all. If the Exchange (as hereinafter defined) occurs, there will be no net proceeds to the Company therefrom.

     If the Company decides to complete the Exchange, it is expected that the Luxtec Board will adopt a vote fixing the powers, preferences, rights, qualifications, limitations and restrictions of the Series A Preferred Stock. Such powers, preferences, rights, qualifications, limitations and restrictions of the Series A Preferred Stock will be as set forth in a Certificate of Vote of Directors Establishing A Series of a Class of Stock (attached as Annex C to this Proxy Statement, the "Directors Certificate") and will become part of the Luxtec Charter upon filing of the Directors Certificate with the Secretary of the Commonwealth of Massachusetts. The following is a summary description of the Series A Preferred Stock of the Company and a summary statement of the powers, preferences, qualifications, privileges, limitations, restrictions, and other special or relative rights granted to or imposed upon the shares of such class, as more fully described in the Directors Certificate (attached as Annex C to this Proxy Statement). The following description of such powers, preferences, rights, qualifications, limitations and restrictions is subject to change, qualified by the provisions of the Directors Certificate as it may actually be filed:

                  Series A Preferred Stock.

                  (a)      Voting.

                         Except  as  otherwise  provided  by  the  laws  of  The
                    Commonwealth of Massachusetts, and except as hereinafter provided, the holders of shares of Series A Preferred Stock shall have no right to vote with respect to any matters to be voted on by the stockholders of the Company, nor to take any action in meetings with respect to any such matters.

                   (b)     Dividends.

                         The  holders  of  record  of  shares  of the  Series  A
                    Preferred Stock shall be entitled to receive cash dividends, when, as and if declared by the Luxtec Board out of assets which are legally available for the payment of such dividends, at the annual rate of $8.00 per share of Series A Preferred Stock, and no more, payable quarterly on the last day of January, April, July and October in each year. Dividends shall be cumulative and will accrue on each share of Series A Preferred Stock from the date of issue thereof, whether or not declared by the Luxtec Board. Dividends payable on the Series A Preferred Stock for any period less than a full quarter shall be computed on the basis of the actual number of days elapsed and a 360-day year, consisting of four 90-day quarters.

                  (c)      Redemption.

                         (i)Redemption Price. The Series A Preferred Stock shall
                    be redeemable, at the option of the Company, upon notice given to the holders of record of the Series A Preferred Stock to be redeemed, at a price of one hundred dollars ($100.00) per share (the "Redemption Price"). Subject to the provisions in the Directors Certificate, the Luxtec Board shall have authority to prescribe the manner in which the Preferred Stock shall be redeemed from time to time.

                         (ii)Shares to be Redeemed. In case of the redemption of
                    only a part of the outstanding shares of the Series A Preferred Stock, all shares of Series A Preferred Stock to be redeemed shall be selected pro rata and there shall be so redeemed from each registered holder in whole shares, as nearly as practicable to the nearest share, that proportion of all of the shares to be redeemed which the number of shares held of record by such holder bears to the total number of shares of Preferred Stock at the time outstanding.

                         (iii)All   Past   Dividends   Must  Be  Paid  Prior  to
                    Redemption. Except with the consent of the holders of all the shares of Series A Preferred Stock at the time outstanding, the Company shall not, and shall not permit any subsidiary to, purchase or redeem shares of the Series A Preferred Stock at the time outstanding unless all dividends on such shares for all past quarterly dividend periods shall have been paid or declared and a sum sufficient for the payment thereof set apart.

                         (iv)Required Redemptions. On January 1, 2001, the Company shall redeem, in the manner and with the effect provided in the Directors Certificate, at the Redemption Price of all shares of Series A Preferred Stock as shall then remain outstanding, or at such other time or times as may be provided for in the Note Purchase Agreement (as hereinafter defined).

                         (v)Optional Redemptions. The Company at the option of the Luxtec Board may redeem, in the manner and with the effect provided in Directors Certificate, on or at any time or times part or all of the outstanding shares of Series A Preferred Stock at the Redemption Price.

                  (d)      Liquidation.

                         Upon any liquidation,  dissolution or winding up of the
                    Company, after payment or provision for payment of all debts and other obligations and liabilities of the Company, the holders of the shares of Series A Preferred Stock shall be entitled, before any distribution or payment is made upon any Common Stock, to be paid an amount equal to the Redemption Price plus an amount equal to all accrued dividends, and the holders of the Series A Preferred Stock shall not be entitled to any further payment. Upon any such liquidation, dissolution or winding up of the Company, after the holders of the Series A Preferred Stock, at the time outstanding, shall have been paid in full the amounts to which they shall be entitled, the remaining net assets of the Company may be distributed to the holders of Common Stock. If, upon any such liquidation, dissolution or winding up of the Company, the assets of the Company distributable as aforesaid among the holders of the Series A Preferred Stock at the time outstanding shall be insufficient to permit the payment to them of the full preferential amounts to which they are entitled, then the entire assets of the Company so available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock at the time outstanding in proportion to the full preferential amounts to which they are entitled. The consolidation or merger of the Company into or with any other corporation or corporations, or the sale or transfer by the Company of all or any part of its assets, or the reorganization or recapitalization of the Company, or the reduction of the capital stock of the Company, shall be deemed to be a liquidation, dissolution or winding up of the Company within the meaning of any of the provisions of this paragraph.

                  (e)  Restrictions.

                         At any time when shares of Series A Preferred Stock are
                    outstanding, except where the vote or written consent of the holders of a greater number of shares of the Company is required by law or by the Luxtec Charter, and in addition to any other vote required by law or the Luxtec Charter, without the approval of the holders of at least 60% of the then outstanding shares of Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class, the Company will not:

                         (i)Create or authorize  the creation of any  additional
                    class or series of shares of stock unless the same ranks equal or junior to the Series A Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Company, or increase the authorized amount of the Series A Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks equal or junior to the Series A Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Company, or create or authorize any obligation or security, convertible into shares of the Series A Preferred Stock or into shares of any other class or series of stock unless the same ranks equal or junior to the Series A Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Company, whether any such creation, authorization or increase shall be by means of amendment to the Luxtec Charter or by merger, consolidation or otherwise; or

                         (ii)Purchase or set aside any sums for the purchase of,
                    or pay any dividend or make any distribution on, any shares of stock other than the Series A Preferred Stock, except for dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock.

     The Luxtec Board recommends that the shareholders vote "FOR" the proposed amendment of the Luxtec Charter, and the enclosed proxy will be so voted unless a contrary vote is indicated. The affirmative vote of the holders of a two-thirds of the shares of Luxtec Common Stock outstanding and entitled to vote thereon is required for approval of the Amendment to the Luxtec Charter.

                            INVESTMENT TRANSACTION SUMMARY

     On December 18, 1995 the Company entered in to a Note Purchase Agreement (attached as Annex D to this Proxy Statement, the "Note Purchase Agreement") with Geneva Middle Market Investors, L.P. ("GMMI" or the "Purchaser"), pursuant to which the Company received $1,000,000 in cash in exchange for certain notes, warrants and other consideration. Subject to approval of this proposal for the authorization of the Preferred Stock, the Company may, at the Company's option, require the Purchaser to exchange its Notes (as hereinafter defined) for shares of Series A Preferred Stock of the Company with an aggregate Redemption Price equal to 100% of the principal amount of the Notes so exchanged together with accrued interest thereon (the "Exchange").

Terms of the Note Purchase Agreement

     On December 18, 1995, pursuant to the Note Purchase Agreement, the Company issued to GMMI Senior Subordinated Notes (the "Notes"), in the aggregate principal amount of $1,000,000 to mature January 1, 2001, to bear interest on the unpaid principal balance at the rate of 8% per annum, payable annually in arrears, and authorized the issuance to GMMI of warrants (collectively the "Warrants") entitling the holder to purchase 450,000 shares of Luxtec Common Stock at an exercise price of $3.00 per share.

     The Notes are subordinated to certain of the Company's bank and institutional debt, but otherwise rank senior in priority of payment to all other debt of the Company (whether then existing or thereafter incurred) that is subordinate to the bank and institutional debt. The Company has the privilege of prepaying the Notes at any time, without premium or penalty, at 100% of the principal amount, plus interest accrued thereon.

     On any exercise of its Warrants by a holder, an aggregate principal amount of its Notes then outstanding, together with accrued interest, equal to the exercise price of such Warrants shall be prepaid and applied by the Company to the exercise price of the Warrants. If the Notes have been exchanged for Series A Preferred Stock then, on any exercise of its Warrants by a holder, such number of shares of its Series A Preferred Stock with an aggregate Redemption Price, together with accrued dividends thereon, equal to the exercise price of such Warrants shall be surrendered to the Company and applied to the exercise price of the Warrants.

     Upon the merger or consolidation of the Company or any of its subsidiaries or the sale, lease, transfer or other disposition of the Company's or any of its subsidiary's assets to any person or persons, each Note then outstanding shall become due and payable at 100% of the principal amount thereof together with all interest accrued thereon except under certain circumstances.

     The Note Purchase Agreement includes certain affirmative covenants concerning financial and other reporting by the Company; allowable inspections of property; corporate existence; payment of taxes and claims; compliance with laws; maintenance of properties and leases; insurance; use of proceeds; environmental compliance; and maintenance of books and records. Additionally, the Company shall, prior to any issuance by the Company of any of its securities (other than debt securities with no equity feature), offer to the Purchaser by written notice the right, for a period of 20 days, to purchase the Purchaser's pro rata share of such securities based on the Purchaser's portion of the outstanding Common Stock of the Company (or if the Purchaser has not fully exercised its Warrants, based upon the Purchaser's portion of the outstanding Common Stock of the Company plus the number of shares of Common Stock of the Company which the Purchaser would then be entitled to purchase upon exercise of its Warrants), for cash at an amount equal to the price or other consideration for which such securities are to be issued. However, the preemptive rights of the Purchaser shall not apply to securities issued (i) as a stock dividend or split, (ii) pursuant to the Warrants, options, convertible securities, or other rights listed as outstanding on December 18, 1995, (iii) solely in consideration for the acquisition of another entity, (iv) pursuant to a firm commitment or best efforts underwritten public offering, (v) pursuant to the Agreement of Merger and Plan of Reorganization, dated as of June 28, 1995, by and among the Company, Luxtec CD Acquisition Co. Inc., CardioDyne, Inc., Paul Epstein and Patrick G. Phillips, (vi) pursuant to any employee benefit plan or to any director of consultant to the Company in exchange for personal services, and
(vii) upon the exercise of any right which was not itself in violation of the terms of the agreement. The Note Purchase Agreement also contains certain negative covenants that proscribe certain transactions with affiliates of the Company.

     The Notes are further subject to certain limitations, terms and conditions as are set forth in the 8% Senior Subordinated Note due June 1, 2001 attached to this Proxy Statement as Annex E.


Warrants.

     Pursuant to the Note Purchase Agreement and a Warrant Agreement dated as of December 18, 1995 (attached as Annex F to this Proxy Statement, the "Warrant Agreement"), Luxtec has issued the Warrants to the Purchaser, to purchase up to an aggregate of 450,000 shares of Luxtec Common Stock. The shares of Common Stock issuable upon exercise of the Warrants are referred to as the "Warrant Shares". The initial exercise price for the Warrants is $3.00 per share, subject to adjustment pursuant to certain antidilution provisions. Each Warrant holder has the right to exercise the Warrants at any time during the period from (and including) the date of issuance of any Warrant and until the October 31, 2003, subject to certain restrictions. The issuance of any such Warrant Shares may have a dilutive effect on the holdings of current shareholders. The Warrants are further subject to certain limitations, terms and conditions as are set forth in the Warrant Certficate dated as of December 18, 1995, attached to this Proxy Statement as Annex G.

     The Warrant Agreement includes certain antidilution  provisions concerning:
(i) issuance of additional shares of capital stock; (ii) extraordinary dividends and distributions; (iii) treatment of options and convertible securities; and
(iv) treatment of stock dividends, stock splits, etc. The Warrant Agreement also includes certain tag-along rights attached to certain management stockholders and the Warrants are further subject to certain limitations, terms and conditions as are set forth in Warrant Agreement. Additionally, the holders of the Warrant Shares have certain demand and "piggyback" registration rights with respect to the Warrant Shares, subject to certain limitations, terms, and conditions, all as set forth in the Registration Rights Agreement dated as of December 18, 1995 (attached as Annex H to this Proxy Statement, the "Registration Rights Agreement").

Comparison of Series A Preferred Stock and the Notes

     Pursuant to the Note Purchase Agreement, the Company may, at the Company's option, require the Purchaser to exchange the Notes for shares of Series A Preferred Stock at an aggregate redemption price equal to 100% of the principal amount of the Notes together with accrued interest thereon. From an economic standpoint, the Notes and the Series A Preferred Stock are substantially equivalent: (i) as non-voting, non-convertible preferred stock, the Series A Preferred Stock is substantially equivalent to debt; (ii) the dividends on the Series A Preferred Stock and the interest on the Notes accrue at the same 8% per annum rate; (iii) the Notes mature and the Series A Preferred Stock is required to be redeemed by the Company on the same date, January 1, 2001; and (iv) at the option of the Company at any time, the Notes are subject to prepayment and the Series A Preferred Stock is subject to redemption. With respect to liquidation, both the Series A Preferred Stock and the Notes are senior to the Common Stock, but unlike the Notes, the Series A Preferred Stock will be junior to any outstanding debt obligations of the Company. Finally, the issuance of the Series A Preferred Stock will not have a dilutive effect on the holdings of current shareholders as the Series A Preferred Stock is non-voting and is not convertible into Luxtec Common Stock.

     The foregoing is a brief summary of certain provisions of the agreements executed and delivered in connection with the Investment Transaction. This summary is not intended to be a complete statement of all material provisions of such agreements and is qualified in its entirety by reference to the full text of such agreements, copies of which are attached to this Proxy Statement and incorporated by reference. For a complete description of the terms of the Investment Transaction, see the Note Purchase Agreement (attached as Annex D to this Proxy Statement), the Note (attached at Annex E to this Proxy Statement), the Warrant Agreement (attached as Annex F to this Proxy Statement), the Warrant Certificate (attached as Annex G to this Proxy Statement), and the Registration Rights Agreement (attached as Annex H to this Proxy Statement). The stockholders of Luxtec are urged to review the text of the foregoing agreements in their entirety.

                                     PROPOSAL 2

                            ELECTION OF LUXTEC DIRECTORS

     Section 50A of Chapter 156B of the Massachusetts General Laws provides for a Board of Directors of such number as is fixed by the directors, and which is divided into three classes serving staggered three-year terms. The Luxtec Board has fixed the number of Directors at seven (7). At the Meeting, the terms of the members of Class III, Dr. Thomas J. VanderSalm and Mr. James Berardo, expire. Dr. VanderSalm and Mr. Berardo are the only nominees for election as Class III Directors for a term to expire at the 1999 Annual Meeting of Stockholders.

     Unless authority is withheld, it is the intention of the persons voting under the enclosed proxy to vote such proxy in favor of the election of Dr. VanderSalm and Mr. Berardo to be directors of the Company until the 1999 Annual Meeting of Stockholders and until their successors are elected and qualified. The affirmative vote of a plurality of the shares of Luxtec Common Stock present or represented by proxy, and entitled to vote at the Meeting is required for the election of Dr. VanderSalm and Mr. Berardo.

     The current members of Class I, with a term expiring at the 1997 Annual Meeting of Stockholders, are Louis C. Wallace and Patrick G. Phillipps. The members of Class II, with a term expiring at the 1998 Annual Meeting of Stockholders are Mr. Paul Epstein, Ms. Lynn Friedel, and Mr. James W. Hobbs.

     The following table sets forth , with respect to the members of the Luxtec Board and management of the Company, (i) the name, age and length of service as a director or executive officer, (ii) the principal occupation and business experience of such person for at least the past five years, (iii) the names of other companies of which such person currently serves as a director or executive officer, and (iv) the amount and percentage of Luxtec Common Stock owned by each such person as of February 29, 1996. The address for each person listed below is c/o the Company at 326 Clark Street, Worcester, Massachusetts 01606-1214.






                                                                                          (1) Amount of     Percent of Common
                             Position and Offices with the Company and Other Business       Common Stock     Stock Outstanding
           Name                          Experience During Last Five Years                 Owned Directly
- --------------------------- ------------------------------------------------------------ ------------------- -------------------
James Berardo               James  Berardo  has been a Director  of the  Company  since     156,520 (2)            6.40%
  Age 36                    1995.  Mr.  Berardo   currently   serves  as  President  of
                            Darlco,  Inc.,  a real estate  development  and  investment management  company.  Mr.  Berardo  joined  Darlco in 1986, serving in various  financial  capacities prior to assuming his  current  position  in March,  1995.  Mr.  Berardo is a member  of the  Audit and  Compensation  Committees  of the
                            Board of Directors.

Paul Epstein                Paul Epstein  joined the Company in 1995 as Vice  President     166,894 (3)            6.82%
  Age 65                    of Business  Development  and  Strategic  Planning and as a
                            Director.  Mr. Epstein,  a co-founder of CardioDyne,  Inc., served as  Chairman,  Vice  President  and Chief  Financial
                            Officer   from  the  time  of   CardioDyne's   founding  in
                            February,  1989,  until the merger  with Luxtec in October,
                            1995 Previously,  Mr. Epstein  co-founded  Electronic Image
                            Systems  Corporation,  Brattle Instrument  Corporation and,
                            most recently,  Omni-Flow, Inc., which introduced the first multiple  medication,  programmable  infusion  pump and was acquired  by  Abbott  Laboratories  in  1989.  Mr.  Epstein holds B.S. and M.S.  degrees in Chemical  Engineering and a
                            B.S.  degree in Business  Management  from MIT. Mr. Epstein has been  jointly  awarded  eleven  patents in the  medical instrumentation and communication fields.


                                                                                           (1) Amount of     Percent of Common
                             Position and Offices with the Company and Other Business       Common Stock     Stock Outstanding
           Name                          Experience During Last Five Years                 Owned Directly

Lynn K. Friedel             Lynn K.  Friedel  has been a Director of the Company since          13,500                  *
   Age 46                   1988.  Since 1994, Ms. Friedel has been consulting as
                            a part-time  Chief Financial  Officer at several New England manufacturing companies. Ms. Friedel was employed at Termiflex
                            Corporation of Merrimack, NH, a manufacturer  of hand held computer  terminals,  from 1986 to 1993,  most recently as
                            Vice President, Finance, Administration and Manufacturing.
                            Ms. Friedel is a member of the Audit and  Compensation
                            Committees of the Board of Directors.

James W. Hobbs              James W. Hobbs was elected to the  positions of  President,        45,100              1.81%
  Age 47                    Chief  Executive  Officer and  Director in 1993.  Mr. Hobbs
                            was Chief  Executive  Officer  of Graylyn  Associates  from
                            1992 to 1993.  Graylyn was an  investment  firm  founded by
                            Mr.  Hobbs to invest  in early  stage  medical  technology.
                            Prior to Graylyn,  Mr.  Hobbs served as the  President  and
                            Chief  Executive  Officer  of Genica  Pharmaceuticals  from
                            1990  to  1992.  Genica  Pharmaceuticals  is a  corporation engaged in providing new  diagnostic  assays and conducting
                            therapeutic  research  for  neurological   disorders.   Mr.
                            Hobbs   was   with   Johnson   and   Johnson   Professional
                            Diagnostics  as Vice  President  and General  Manager  from
                            1985 to  1989.  Mr.  Hobbs is a  member  of the  Nominating
                            Committee of the Board of Directors.

David Mutch                 David Mutch is Vice  President  of Sales and  Marketing  of        26,710              1.09%
  Age 51                    the Company.  Mr.  Mutch  joined the Company in  September,
                            1992 as  Director  of Sales and  Marketing  and assumed his present position in December,  1994. Previously,  Mr. Mutch held various  management  positions  with  Hewlett  Packard
                            Company  over a  twenty-one  year  career.  During his last five years at Hewlett Packard,  Mr. Mutch was the Marketing
                            Manager for the Health Care Information Systems Division.

Patrick G. Phillipps        Patrick G.  Phillipps  joined  the  Company in 1995 as Vice     225,064 (4)            9.20%
  Age 50                    President of Engineering and a Director.  Mr. Phillipps,  a
                            co-founder  of  CardioDyne,  Inc.,  served as President and
                            Chief  Executive  Officer  from  the  time of  CardioDyne's founding in  February,  1989,  until the merger with Luxtec in October,  1995.  Previously,  Mr. Phillipps  founded the
                            Engineering  Department of Lifeline Systems, Inc., where he served as Vice  President  of  Engineering  and oversaw the
                            development  and   introduction  of  a  new  generation  of
                            Lifeline's  hospital  based  emergency call system for home use by the elderly.  Mr.  Phillipps holds an S.B. degree in
                            Electrical  Engineering  from  MIT  and  has  been  jointly awarded over a dozen patents in the medical  monitoring and related fields.


                                                                                           (1) Amount of     Percent of Common
                             Position and Offices with the Company and Other Business       Common Stock     Stock Outstanding
           Name                          Experience During Last Five Years                 Owned Directly

Samuel M. Stein             Samuel Stein is Vice President,  Chief  Financial  Officer,        7,045                 *
  Age 56                    Treasurer  and  Assistant  Clerk of the Company.  Mr. Stein
                            joined the Company in October,  1993 as Vice  President  of
                            Finance and Chief Financial  Officer and was elected to the further  offices of Treasurer  and  Assistant  Clerk during
                            1994.  From 1990 to 1993,  Mr.  Stein was  employed  as the
                            Corporate  Controller of Great American Software,  Inc., an
                            accounting software manufacturer.

Thomas J. Vander Salm       Dr.  Thomas  Vander Salm has been a Director of the Company         53,700 (5)         2.19%
  Age 55                    since 1984.  Dr.  Vander  Salm is Chief of Cardio  Thoracic
                            Surgery  and  has  been  a  Professor  of  Surgery  at  the
                            University of  Massachusetts  Medical  School in Worcester,
                            MA since  1970.  Dr.  Vander  Salm is a member of the Audit and Compensation Committees of the Board of Directors.

Louis C. Wallace            Louis C.  Wallace has been a Director of the Company  since        37,250              1.52%
  Age 55                    1989.   Mr.   Wallace  is  the  founder  and  President  of
                            Specialty  Surgical   Instrumentation,   Inc.  (S.S.I.),  a
                            manufacturer  and  distributor  of  surgical   instruments.
                            S.S.I.  was  established  in  Nashville,  TN in  1976.  Mr.
                            Wallace  is a member  of the  Compensation  and  Nominating
                            Committees of the Board of Directors.

Nominees,      directors     and                                                              731,783              29.98%
officers as a group (9 persons)
=========================================================================================

*  Indicates less than 1.0%

     (1) Shares of Common Stock subject to options or warrants exercisable as of April 30, 1996 (or exercisable within 60 days after such date), are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrant but are not outstanding for purposes of computing the percentage of any other person. Unless otherwise indicated in these footnotes, each stockholder has sole voting and investment power with respect to the shares beneficially owned.

     (2) Mr. Berardo owns 2,000 shares in his own name and bneficially owns, as trustee of various trusts, 154,520 shares of the Company's Common Stock.

     (3) Mr. Epstein owns 84,676 shares in his name and may be deemed to be the beneficial owner of 82,218 shares in the name of his wife, Mary Epstein.

     (4) Mr. Phillipps owns 118,159 shares in his name and may be deemed to be the beneficial owner of 106,905 shares in the name of his wife, Janice B. Phillipps.

     (5) The 45,700 shares of the Company's Common Stock owned of record and beneficially by Thomas J. Vander Salm includes 32,000 shares of the Company's Common Stock owned of record by the trustees of the Vander Salm Family Trust, of which he may be deemed to be a beneficial owner.

     The following table sets forth as of April 30, 1996, the name of each person who, to the knowledge of the Company, owned beneficially more than 5% of the shares of Common Stock of the Company outstanding at such date, the number of shares owned by each of such persons and the percentage of the outstanding shares represented thereby.


            Name and Address                     Amount and Nature of                Percentage of Common
          of Beneficial Owner                  Beneficial Ownership (1)               Stock Outstanding

James Berardo                                            156,520 (2)                        6.40%
6624 Fannin Suite 2700
Houston, TX  77030

Denton A. Cooley, MD                                    352,378                             14.41%
6624 Fannin, Suite 2700
Houston, TX  77030

Paul Epstein                                            166,894 (3)                         6.82%
95 Clinton Road
Brookline, MA  02146

G&G Diagnostics Fund, L.P. III                          142,816                             5.84%
30 Ossipee Road
Newton, MA  02164

Geneva Middle Market Investors, L.P.                    450,000 (4)                         15.54%
70 Walnut Street
Wellesley, MA  02181

Rita Kloots                                             155,100                             6.34%
Box 1077
Sturbridge, MA  01566

Patrick G. Phillips                                     225,064 (5)                         9.20%
224 Old County Road
Lincoln, MA  01773

David Tweed                                             126,433                             5.17%
2011 Tall Palm Road
Melbourne, FL  32935


     (1) Shares of Common Stock subject to options or warrants exercisable as of April 30, 1996 (or exercisable within 60 days after such date), are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrant but are not outstanding for purposes of computing the percentage of any other person.

      (2) Mr. Berardo owns 2,000 shares in his own name and beneficially owns, as trustee of various trusts, 154,520 shares of the Company's Common Stock.

     (3) Mr. Epstein owns 84,676 shares in his name and may be deemed to be the beneficial owner of 82,218 shares in the name of his wife, Mary Epstein.

     (4) Consists of shares issuable to GMMI upon exercise of a warrant.

     (5) Mr. Phillipps owns 118,159 shares in his name and may be deemed to be the beneficial owner of 106,905 shares in the name of his wife, Janice B. Phillipps.

Board of Directors Meetings and Committees

     During the fiscal year ended October 31, 1995 (the "1995 Fiscal Year"), the Luxtec Board held four (4) meetings, and one (1) meeting where action was taken by written consent. During the 1995 Fiscal Year, each incumbent director attended at least 75% of the aggregate of the number of meetings of the Luxtec Board and the total number of meetings held by all committees on which the individual served.

     The Audit Committee presently is composed of four directors: James Berardo, Paul Epstein, Lynn K. Friedel and Thomas J. VanderSalm. Responsibilities of this committee include engagement of independent auditors, review of audit fees, supervision of matters relating to audit functions, review and setting of internal policies and procedures regarding audits, accounting and other financial controls, and reviewing related party transactions. During the 1995 Fiscal Year, the Audit Committee met one (1) time.

     The Compensation Committee presently is compose of three directors: James Berardo, Lynn K. Friedel and Louis C. Wallace. Responsibilities of this committee include approval of remuneration arrangements for executive officers of the Company, review and approval of compensation plans relating to executive officers and directors, including grants of stock options and other benefits under the Company's stock option plan, and general review of the Company's employee compensation policies. None of the members of the Compensation Committee has been an employee of the Company at any time and none has any relationship with either the Company or the Company's officers requiring disclosure under applicable regulations of the Securities and Exchange Commission. During the 1995 Fiscal Year, the Compensation Committee met two (2) times.

Executive Compensation

     The table below sets forth certain compensation information for the fiscal years ended October 31, 1995, 1994 and 1993 of those persons who were at October 31, 1995: (i) the Chief Executive Officer, and (ii) the most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 (collectively, the "Named Officers").

                                            Summary Compensation Table
                                                                                                      Long-Term


                                                                                                    Compensation
                                                      Annual Compensation                              Awards
                                           ----------------------------------------- --------------------------------------------
    Name and                 Fiscal                                                                               All Other
Principal Position            Year              Salary($)            Bonus($)          Options (#)         Compensation ($)

     James Hobbs             1995               $154,827              $23,500             50,000                  --
       President, CEO and    1994               $154,903              $16,000               0                     --
       Director              1993               $115,385                --                50,000                  --

     Samuel M. Stein         1995                $86,716              $21,750             40,000                  --
       CFO and Treasurer     1994                $83,366                --                  0                     --
                             1993                $4,904                 --                10,000                  --

     David Mutch             1995                $86,827              $21,750             40,000                  --
       VP Marketing and      1994                $83,768              $17,000               0                     --
       Sales                 1993                $76,924                --                10,000                  --



     The following table sets forth grants of stock options pursuant to the Company's 1993 Stock Plan, as amended, during the fiscal year ended October 31, 1995 to the Named Officers listed in the Summary Compensation Table above.



                                        OPTION GRANTS IN LAST FISCAL YEAR
                                                Individual Grants
- -------------------------------------------------------------------------------------------------------------------
                                                                                 Potential Realizable Value at
                                  Percent of Total                               Assumed Annual Rates of Stock
                                   Options Granted                              Price Appreciation for Option
                       Options     to Employees in   Exercise or                           Term (1)
                       Granted       Fiscal Year      Base Price   Expiration
Name                     (#)                          ($/Share)       Date            5% ($)               10%
                                                                                ($)
- -------------------- ------------ ------------------ ------------- ------------ --------------------------------

James W. Hobbs         50,000            38%            $4.63        12/8/04       $145,500            $369,000

Samuel M. Stein        40,000            31%            $4.63        12/8/04       $116,500            $295,000

David Mutch            40,000            31%            $4.63        12/8/04       $116,500            $295,000


                  OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table sets forth information with respect to options to purchase the Company's Common Stock granted under the 1993 Stock Option Plan, as amended, including (i) the number of shares purchased upon exercise of options in the most recent fiscal year, (ii) the net value realized upon such exercise,
(iii) the number of  unexercised  options  outstanding  at October 31, 1995, and
(iv) the value of such unexercised options at October 31, 1995:

                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND OCTOBER 31, 1995 OPTION VALUES
- --------------------------------------------------------------------------------------------------------------------------
                                                     Number of Securities Underlying          Value of Unexercised
                                                      Unexercised Options at October     In-The-Money Options at October
                                                               31, 1995 (#)                       31, 1995 ($)
- ----------------- --------------- ----------------- ----------------------------------- ----------------------------------
                      Shares
                   Acquired on     Value Realized
Name               Exercise (#)         ($)          Exercisable      Unexercisable        Exercisable/Unexercisable (1)
- ----------------- --------------- ----------------- --------------- ------------------- ----------------------------------

James Hobbs             -                -              30,000            70,000          $82,500           $55,000
Samuel Stein            -                -              4,000             46,000          $ 9,480           $14,220
David Mutch             -                -              4,000             46,000          $ 9,480           $14,220

================= ===============

               (1) Value is based on the closing sale price of the Common Stock as of October 31, 1995 ($4.00) minus the exercise price.

Executive Employment Agreements

     The Company has entered into an employment agreement with James W. Hobbs, pursuant to which the Company has agreed to employ Mr. Hobbs as President and Chief Executive Officer. The agreement with Mr. Hobbs was entered into on June 10, 1993 with an initial term of one year with automatic renewals for successive terms of one year each unless either party gives notice of intention not to renew. The Compensation Committee of the Luxtec Board set Mr. Hobbs' base salary for 1995 at $162,000 and for 1996 at $168,500. Mr. Hobbs is entitled to receive an annual bonus in cash and/or equity of the Company from an annual bonus pool based, in Fiscal Year 1995, on 1.5% of the net sales of the Company, with such bonus to be determined by the Compensation Committee. Factors taken into account by the Compensation Committee in determining bonuses include return on investment, net sales, and net income compared to the business plan. Although there is no maximum percentage bonus, 30% of base salary is the expected guideline. Mr. Hobbs is entitled to severance pay in an amount equal to six months of his then current annual salary if his employment is terminated by (i) the Company without cause or (ii) Mr. Hobbs for Good Reason (as defined in the agreement).

Director Compensation

     The Company pays non-employee directors $500 for attendance at each meeting of the Luxtec Board, $250 per each meeting of a committee thereof ($150 per meeting of a committee if such meeting is concurrent with a regular meeting of the Luxtec Board), and $100 per meeting held by telephone conference. The Company also pays expenses for attendance at meetings of the Luxtec Board and committees thereof. Additionally, non-employee Directors are compensated with options to purchase shares of Common Stock of the Company, in accordance with the 1995 Stock Option Plan For Non-Employee Directors.

                         REPORTS OF BENEFICIAL OWNERSHIP

     Based solely on a review of reports furnished to the Company (none having been so received) or written representations from the Company's directors and executive officers, the Company believes that all reports required to be filed pursuant to Section 16 of the Exchange Act were satisfied by the Company's directors, executive officers and ten percent (10%) holders during the 1995 fiscal year.

                              CERTAIN TRANSACTIONS

     Mr. Louis C. Wallace is currently, and has been since 1989, a member of the Board of Directors of the Company. Mr. Wallace is the founder and President of Specialty Surgical Instrumentation, Inc. ("SSI"), a surgical distributor in ten
(10) southeastern states. SSI is the largest single customer of the Company, representing approximately fifteen percent (15%) of net sales during fiscal 1995. SSI and the Company operate at arms length with a contract substantially the same as the other domestic distributors of the Company's products. The Company expects that SSI will represent approximately the same percentage of net sales during fiscal 1996 as occurred during fiscal 1995.

                                     PROPOSAL 3

          AMENDMENT OF THE COMPANY'S  1993 EMPLOYEE  STOCK PURCHASE PLAN TO
       INCREASE THE NUMBER OF SHARES  AUTHORIZED  FOR ISSUANCE UNDER THE PLAN
        AND TO INCREASE  THE MAXIMUM  NUMBER OF SHARES THAT EACH  EMPLOYEE MAY
                   PURCHASE DURING EACH PERIOD TO 1,000 SHARES

     The Luxtec Board has authorized, by votes adopted at a meeting on December 14, 1995, subject to stockholder ratification, changes to the Company's 1993 Employee Stock Purchase Plan (the "Plan") to (i) increase the maximum number of shares authorized by 50,000 shares from 25,000 to 75,000 shares and (ii) to increase the maximum number of shares purchasable by a participant thereunder from 500 shares every six months to 1,000 shares every six months.


Purpose.

     The Plan is intended to provide an incentive to, and to encourage stock ownership by, all eligible employees of the Company, and participating subsidiaries so that they may share in the growth of the Company by acquiring or increasing their proprietary interest in the Company. The Plan is designed to encourage eligible employees to remain in the employ of the Company. Under the Plan, payroll deductions are used to purchase the Company's Common Stock for eligible, participating employees through the exercise of stock options.

     It is intended that options issued pursuant to this Plan will constitute options issued pursuant to an "employee stock purchase plan" within the meaning of Section 423 (b) of the Internal Revenue Code of 1986, as amended (the "Code").


Administration.

     The Plan is administered by the Board of Directors of the Company. The Board may appoint a committee of not less than two directors to administer the Plan. The Board of Directors, subject to the provisions of the Plan, has the power to construe the Plan, to determine all questions thereunder, and to adopt and amend such rules and regulations for administration of the Plan as it may deem appropriate.


Creation, Amendment and Termination of the Plan

     The Plan was adopted by the Company's Board of Directors on February 24, 1994, and was approved by the Company's shareholders on April 24, 1994.

     The Board of Directors may from time to time adopt amendments to the Plan provided that, without the approval of the Company's shareholders, no amendment may increase the number of shares that may be issued under the Plan or change the class of employees eligible to receive options under the Plan, or cause Rule 16b-3 under the Securities Exchange Act of 1934 to become inapplicable to the Plan.

     Unless terminated sooner as provided below, the Plan shall terminate on October 31, 1999. The Plan may be terminated at any time by the Company's Board of Directors but such termination will not affect options then outstanding under the Plan. The Plan will terminate in any case when all or substantially all of the unissued shares of Common Stock reserved for the purposes of the Plan have been purchased. If at any time shares of Common Stock reserved for the purpose of the Plan remain available for purchase but not in sufficient number to satisfy all then unfilled purchase requirements, the available shares will be apportioned among participants in proportion to their options and the Plan will terminate. Upon such termination or any other termination of the Plan, all payroll deductions not used to purchase Common Stock will be refunded to Plan participants without interest.

Shares Subject to the Plan

     Previously, the Plan authorized the issuance of up to 25,000 shares of Common Stock (subject to adjustment for capital changes) pursuant to the exercise of non-transferable options granted to participating employees. The Common Stock subject to the options under the Plan included shares of the Company's authorized but unissued Common Stock and shares of Common Stock reacquired by the Company, including shares purchased in the open market. Option holders are protected against dilution in the event of a recapitalization, stock split, merger, consolidation, reorganization, combination, liquidation, stock dividend or similar transaction.



Participation in the Plan

     An employee electing to participate in the Plan must authorize an amount (a whole percentage not less than 1% nor more than 10% of the employee's regular pay) to be deducted by the Company from the employee's pay during six-month payroll deduction periods in each year (the "Payment Periods"). The designated Payment Periods are November 1st to April 30th and May 1st to October 31st. The Company will accumulate and hold for the employee's account the amounts deducted from his pay. No interest will be paid on these amounts. On the first business day of each Payment Period, the Company will grant to each Plan participant an option to purchase shares of the Common Stock of the Company, previously, each option covered a maximum of 500 shares. On the last day of the Payment Period, the employee will be deemed to have exercised this option, at the option price, to the extent of such employee's accumulated payroll deductions, on the condition that the employee remains eligible to participate in the Plan throughout the Payment Period. Under the terms of the Plan, the option price is an amount equal to 85% of the fair market value of the Common Stock, rounded up to avoid fractions of a dollar other than 1/4, 1/2 and 3/4, on either the first business day or the last business day of the Payment Period, whichever is lower.

     An employee may enter the Plan by delivering to the Company, at least 10 days before the beginning date of the next succeeding Payment Period, an authorization stating the percentage to be deducted regularly from the employee's pay and authorizing the purchase of shares of Common Stock for the employee in each Payment Period in accordance with the terms of the Plan.

     Unless an employee files a new authorization or withdraws from the Plan, the deductions and purchases under the authorization the employee has on file under the Plan will continue from the initial Payment Period to succeeding Payment Periods as long as the Plan remains in effect. Deductions may not be increased or decreased during a Payment Period. However, an employee may withdraw in full from the Plan as described below.

     An employee may withdraw from the Plan, in whole but not in part, at any time prior to the last business day of each Payment Period by delivering a withdrawal notice to the Company, in which event the Company will refund the entire balance of the employee's deductions not previously used to purchase stock under the Plan without interest.



Eligibility

     Employees of the Company (and participating subsidiaries) whose customary employment is more than 20 hours per week and more than 5 months per calendar year, and who have been on the Company payroll for more than 6 consecutive calendar months at the beginning of a payment period, are eligible to participate in the Plan. An employee may not be granted an option under the Plan, if after the granting of the option such employee would be treated as owning 5% or more of the combined voting power or value of all classes of stock of the Company or its subsidiaries. Directors who are not employees of the Company may not participate in the Plan.

     If an employee is not a participant in the Plan on the last day of the Payment Period, the employee is not entitled to exercise his option. An employee's rights under the Plan terminate upon his voluntary withdrawal from the Plan at any time, or when he ceases employment because of retirement, resignation, lay-off, discharge, death, change of status or any other reason, except that if an employee is on a leave of absence from work during the last three months of any Payment Period, he is nevertheless deemed to be a participant in the Plan on the last day of the Payment Period.

     An employee's rights under the Plan are the employee's alone and may not be transferred or assigned to, or availed of by, any other person, other than by the laws of descent and distribution. Any option granted to an employee may be exercised, during the employee's lifetime, only by the employee.


Miscellaneous

     The proceeds received by the Company from the sale of Common Stock pursuant to the Plan will be used for general corporate purposes. The Company's obligation to deliver shares of Common Stock is subject to the approval of any governmental authority required in connection with the sale or issuance of such shares. The date of commencement of the first Payment Period was May 1, 1994.

     The Plan is not an employee benefit plan that is subject to the provisions of the Employee Retirement Income Security Act of 1974, and the provisions of
Section 401(a) of the Code are not applicable to the Plan.


Federal Income Tax Consequences

     An option granted under the Plan is intended to qualify as an option granted under an employee stock purchase plan as defined in Section 423 of the Code, and is taxed in accordance with Sections 421 and 423 of the Code and the regulations issued thereunder.

     The following general rules are currently applicable for United States federal income tax purposes to employees who receive grants of options for Common Stock and purchase shares of Common Stock pursuant to the Plan:

     1.The amounts deducted from an employee's pay under the Plan will be included in the employee's compensation subject to federal income tax. No additional income will be realized by the employee either at the time options are granted pursuant to the Plan or at the time the employee purchases shares pursuant to the Plan.

     2.If the employee disposes of shares of Common Stock more than two years after the first business day of the Payment Period in respect of which the employee acquired the shares, then upon such disposition the employee will recognize ordinary compensation income in an amount equal to:

               (a)the lesser of the fair market value of the shares (i) on the date of disposition and (ii) on the first business day of the Payment Period in which the shares were purchased; minus

               (b)the amount the employee paid for the shares.

     In addition, the employee generally will recognize long-term capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and the employee's basis in the shares (i.e., the amount the employee paid for the shares plus the amount, if any, taxed as ordinary compensation income).

     3.If the employee disposes of shares of Common Stock within two years after the first business day of the Payment Period in respect of which the employee acquired the shares, then upon disposition the employee will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the shares on the date the employee purchased them (the last business day of the applicable Payment Period) over the amount the employee paid for the shares.

     In addition, the employee generally will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and the employee's basis in the shares (i.e., the amount the employee paid for the shares plus the amount taxed to the employee as ordinary compensation income). If the employee has held the shares for more than one year, this gain or loss will be long-term capital gain or loss.

     4.If the two-year holding period is satisfied, the Company will not receive any deduction for federal income tax purposes with respect to the options or the shares of Common Stock issued upon their exercise. If the two-year holding period is not satisfied, the Company generally will be entitled to a deduction in an amount equal to the amount that is considered ordinary compensation income, subject to general limitations on the deductibility of compensation expense.


Proposed Action

     The Luxtec Board recommends that shareholders vote "FOR" the proposed amendment of the Plan and the enclosed proxy will be so voted unless a contrary vote is indicated. The affirmative vote of the holders of a majority of the shares of Luxtec Common Stock represented in person or by proxy, and entitled to vote, at the Meeting is required for approval of the amendment of the Plan.



                                   PROPOSAL 4

                    RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

     Arthur Andersen LLP, independent certified public accountants, have been auditors of the Company since 1991. The Luxtec Board has recommended that the stockholders ratify the reappointment of Arthur Andersen LLP as the Company's auditors for the current fiscal year.

     A representative of Arthur Andersen LLP is expected to be present at the Meeting and will be available to answer any appropriate questions.

     The Luxtec Board recommends that the shareholders vote "FOR" the proposal to ratify the appointment of Arthur Andersen LLP, and the enclosed proxy will be so voted unless a contrary vote is indicated. The affirmative vote of the holders of a majority of the shares of Luxtec Common Stock represented in person or by proxy, and voting, at the Meeting is required to ratify the appointment of Arthur Andersen LLP. In the event the appointment of Arthur Andersen LLP should not be approved by the shareholders, the Luxtec Board will make another appointment to be effective at the earliest possible time.

                            STOCKHOLDER PROPOSALS

     The Luxtec Board will make provision for presentation of proposals by shareholders at the 1997 Annual Meeting of Stockholders (or special meeting in lieu thereof) provided such proposals are submitted by eligible shareholders who have complied with the relevant regulations of the Securities and Exchange Commission. Such proposals must be received by the Company no later than December 31, 1996 to be considered for inclusion to the Company's proxy materials relating to that meeting.

                                    GENERAL

     The management of the Company knows of no matter other than the foregoing to be brought before the Meeting. However, the enclosed proxy gives discretionary authority in the event any additional matters should be presented.

     The Company will provide free of charge to any stockholder from whom a proxy is solicited pursuant to this Proxy Statement, upon written request from such stockholder, a copy of the Company's annual report filed with the Securities and Exchange Commission on Form 10-K for the Company's fiscal year ended October 31, 1995. Requests for such report should be directed to Luxtec Corporation, 326 Clark Street, Worcester, Massachusetts 01606-1214, Attention:
Chief Financial Officer.

     The Company expects to hold its next stockholder meeting on or about April 17, 1997 and proxy materials in connection with that meeting are expected to be mailed approximately 30 days prior to the meeting.




                                                     JAMES W. HOBBS
                                                     President

                                                          Appendix 1
                             LUXTEC CORPORATION
                              326 Clark Street
                      Worcester, Massachusetts 01606-1214


This proxy is solicited on behalf of the Board of Directors.

     The undersigned hereby appoints James W. Hobbs and Samuel M. Stein or either of them as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of common stock of Luxtec Corporation (the "Company") held of record by the undersigned on June 13, 1996, at the 1996 Annual Meetings of Stockholders (the "Meeting") to be held on July 25, 1995 or any postponement or adjournment thereof.


     1. To approve an amendment to the Company's Articles of Organization to (i) authorize 500,000 shares of preferred stock, par value $1.00 per share (the "Preferred Stock"), with such designations, powers, privileges and rights, and qualifications, limitations and restrictions in respect of each class or series of Preferred Stock as determined by vote of the Company's Board of Directors or a committee thereof, and (ii) authorize the Company's Board of Directors to issue the Preferred Stock in such classes or series and to determine the powers, privileges and rights, and the qualifications, limitations and restrictions in respect to each class or series of Preferred Stock by vote thereof.


           ____ FOR              ____ AGAINST              ____ ABSTAIN


     2. To elect directors

                ____ FOR all nominees (except as marked to the contrary below)

                ____ WITHHOLD AUTHORITY for all nominees listed below

                                    James Berardo
                                    Dr. Thomas J. VanderSalm

(Instruction: To withhold authority to vote for any individual, write the nominee's name on the space provided below.)


________________________________________________     __________________________

     3. To ratify the amendment of the Company's 1993 Employee Stock Purchase Plan to (i) increase the maximum number of shares authorized thereunder by 50,000 shares, from 25,000 to 75,000 shares, and (ii) increase the maximum number of shares purchasable by a participant thereunder from 500 shares every six months to 1,000 shares every six months.


           ____ FOR            ____ AGAINST             ____ ABSTAIN


     4. To ratify the appointment of Arthur Andersen LLP as independent public accountants of the Company.


           ____ FOR             ____ AGAINST            ____ ABSTAIN


Account No.                  No. of Shares                      Proxy No.






     This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR all nominees for director and FOR the action described in each of the Items above. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

     Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign.

         Dated________________________________________________

         Signature____________________________________________

         Signature____________________________________________
                               (if held jointly)

                        ______________________________

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PAPER PROMPTLY USING THE ENCLOSED ENVELOPE.
                        ______________________________

                                                 Federal Identification
                                                 No. 04-2741310

                       The Commonwealth of Massachusetts
                             William Francis Galvin
                          Secretary of the Commonwealth
           One Ashburton Place, Boston, Massachusetts 02108-1512

                           ARTICLES OF AMENDMENT
                (General Laws, Chapter 156B, Section 72)

We,      _________James W. Hobbs, President,
and      _________Justin P. Morreale, Clerk

of       _________ Luxtec Corporation
                   (Exact name of corporation)

located at:_______ 326 Clark Street,  Worcester, Massachusetts  01606
                   (Street address of corporation in Massachusetts)

certify that these Articles of Amendment effecting articles numbered:

         _________ 3, 4
                   (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended)

of the Articles of Organization were duly adopted at a meeting held on
                     , 1996, by vote of:

         _________ shares of Common Stock out of__________ shares outstanding, type, class & series (if any)

         _________ shares of ____________ out of__________ shares outstanding, type, class & series (if any)

         _________ shares of ____________ out of__________ shares outstanding, type, class & series (if any)

being at least a two-thirds of each type, class or series outstanding and entitled to vote thereon and of each type, class or series of stock whose rights are adversely affected thereby:

VOTED: To amend the Articles of Organization of the Corporation to authorize 1,000,000 shares of preferred stock, par value $1.00 per share, with such designations, powers, privileges and rights, and qualifications, limitations and restrictions in respect of each class or series of preferred stock as determined by vote of the Board of Directors or a committee thereof, and to authorize the Board of Directors to issue the preferred stock in such classes or series and to determine the powers, privileges and rights, and the qualifications, limitations and restrictions in respect to each class or series of preferred stock by vote. (See Continuation Page IV attached hereto as Exhibit A)

     Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate 8 1/2 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet so long as each article requiring each addition is clearly indicated.

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

To total presently authorized is:

WITHOUT PAR VALUE STOCKS                               WITH PAR VALUE STOCK

- --------------------- ----------------------------     ------------------- --------------------------- -----------------
TYPE                  NUMBER OF SHARES                 TYPE                NUMBER OF SHARES            PAR VALUE
- --------------------- ----------------------------     ------------------- --------------------------- -----------------
- --------------------- ----------------------------     ------------------- --------------------------- -----------------
COMMON:                                                COMMON:                     10,000,000                $.01

- --------------------- ----------------------------     ------------------- --------------------------- -----------------
- --------------------- ----------------------------     ------------------- --------------------------- -----------------
PREFERRED:                                             PREFERRED:

- --------------------- ----------------------------     ------------------- --------------------------- -----------------


Change the total authorized to:

WITHOUT PAR VALUE STOCKS                               WITH PAR VALUE STOCK

- --------------------- ----------------------------     ------------------- --------------------------- -----------------
TYPE                  NUMBER OF SHARES                 TYPE                NUMBER OF SHARES            PAR VALUE
- --------------------- ----------------------------     ------------------- --------------------------- -----------------
- --------------------- ----------------------------     ------------------- --------------------------- -----------------
COMMON:                                                COMMON:                     10,000,000                $.01

- --------------------- ----------------------------     ------------------- --------------------------- -----------------
- --------------------- ----------------------------     ------------------- --------------------------- -----------------
PREFERRED:                                             PREFERRED:                   500,000                 $1.00

- --------------------- ----------------------------     ------------------- --------------------------- -----------------



     The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date: __________________________

SIGNED UNDER THE PENALTIES OF PERJURY, this ________ day of ________, 1996.


         ___________________________________________, President


         ___________________________________________, Clerk

                     THE COMMONWEALTH OF MASSACHUSETTS


                           ARTICLES OF AMENDMENT
                 (General Laws, Chapter 156B, Section 72)


===============================================================================


        I hereby approve the within Articles of Amendment, and the filing fee in the amount of $_________having been paid, said articles are deemed to have been filed with me this____________day of ___________________,
        19_____.



        Effective Date:_____________________________________






                           WILLIAM FRANCIS GALVIN
                       Secretary of the Commonwealth










                        TO BE FILLED IN BY CORPORATION
                      Photocopy of document to be sent to:


                             Victor J. Paci, Esq.
                             Bingham, Dana & Gould LLP
                             150 Federal Street, Boston, MA  02110
                             Telephone: (617) 951-8000

                                                               EXHIBIT A

                        ARTICLES OF AMENDMENT
                                 to
                       ARTICLES OF ORGANIZATION
                                 of
                         LUXTEC CORPORATION

                         Continuation Page IV


                              ARTICLE IV


     The total number of shares of all classes of stock which Luxtec Corporation (the "Corporation") shall have authority to issue shall be 10,500,000 shares, consisting of (i) 10,000,000 shares of the Corporation's Common Stock, $0.01 value per share ("Common Stock"), and (ii) 500,000 shares of the Corporation's preferred stock, par value $1.00 per share (the "Preferred Stock").

     The following is a statement of the designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof in respect of each such class of stock of the Corporation:

A.  COMMON STOCK

     In all respects, including but not limited to, dividend, liquidation and voting rights, the Common Stock shall, on a share for share basis, have equal rights. No dividend shall be paid on any shares of Common Stock unless the same dividend is paid on all shares of Common Stock outstanding at the time of such payment. Each holder of shares of Common Stock shall be entitled to one vote for all purposes for each share of Common Stock held.

     Except for and subject to those rights expressly granted to the holders of any series of Preferred Stock, and except to the extent otherwise provided in the Corporation's Articles of Organization or Bylaws or by applicable law, the holders of Common Stock shall have exclusively all rights of stockholders of the Corporation under the Massachusetts Business Corporation Law, including, without limitation, (a) the right to receive dividends, when and as declared by the Board of Directors, out of assets lawfully available therefor, and (b) in the event of any distribution of assets upon a liquidation or otherwise, the right to receive ratably and equally all the assets and funds of the Corporation remaining after the payment to the holders of the Preferred Stock of the specific amounts which they are entitled to receive upon liquidation, as provided in the Corporation's Articles of Organization, as amended.

B.  PREFERRED STOCK

     The Board of Directors (or a committee thereof) is authorized to establish one or more series of Preferred Stock and, to the extent now or hereafter permitted by the laws of the Commonwealth of Massachusetts, to fix and determine the preferences, voting powers, qualifications and special or relative rights or privileges of the Preferred Stock including, but not limited to:

               (a) the number of shares to constitute such series and the distinguishing designation thereof;

               (b) the dividend rate (cumulative or noncumulative) on the shares of such series and the preferences, if any, and the special and relative rights of such shares of such series as to dividends;

               (c) whether or not the shares of such series shall be redeemable, and, if redeemable, the price, terms and manner of redemption;

               (d) the preferences, if any, and the special and relative rights of the shares of such series upon liquidation of the Corporation;

               (e) whether or not the shares of such series shall be subject to the operation of a sinking or purchase fund and, if so, the terms and provisions of such fund;

               (f) whether or not the shares of such series shall be convertible into shares of any other class or any other series of the same or any other class of stock of the Corporation and, if so, the conversion price or ratio and other conversion rights;

               (g) the conditions under which the shares of such series shall have separate voting rights or no voting rights; and

               (h) such other designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions of such series to the full extent now or hereafter permitted by the laws of the Commonwealth of Massachusetts.

     In the event that at any time the Board of Directors (or a committee thereof) shall have established and designated one or more series of Preferred Stock consisting of a number of shares less than all of the authorized number of shares of Preferred Stock, the remaining authorized shares of Preferred Stock shall be deemed to be shares of an undesignated series of Preferred Stock until designated by the Board of Directors (or a committee thereof) as being a part of a series previously established or a new series then being established by the Board of Directors. Notwithstanding the fixing of the number of shares constituting a particular series, the Board of Directors (or a committee thereof) may at any time authorize the issuance of additional shares of the same series.

                     The Commonwealth of Massachusetts
                             MICHAEL JOSEPH CONNOLLY
                               Secretary of State
                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                           ARTICLES OF ORGANIZATION
                             (Under G.L. Ch. 156B)

                                 Incorporators

         NAME                                       POST OFFICE ADDRESS

Include given name in full in case of natural persons: in case of a corporation, give state of incorporation.

         Jack Kloots                                 Wells Park Road
                                                     Sturbridge, MA  01566

     The above-named incorporator(s) do hereby associate (themselves) with the intention of forming a corporation under the provisions of General Laws, Chapter 156B and hereby state(s):

1.       The name by which the corporation shall be known is:

                  LUXTEC CORPORATION

2. The purpose for which the corporation is formed is as follows: To engage in the research, development, manufacturing, sale and distribution, at wholesale or retail, of all products dealing with optics or fiber optics, including without limitation, the manufacture of glass and lenses, and to do any act which a corporation may lawfully do in this Commonwealth.

     In general, to carry on any or all of the business of the corporation as principal, agent or contractor, and to carry on any other business incidental to and in connection with the foregoing and to have and exercise all the powers conferred by the laws of Massachusetts upon corporations formed under the General Laws of Massachusetts, and to do any or all of the things hereinbefore set forth to the same extent its natural persons might or could do.

     To do everything necessary and proper for the accomplishment of any of the purposes, or the attainment of any of the objects, or the furtherance of any of the powers hereinbefore set forth, either alone or in association with other corporations, firms or individuals, and to do every other act or acts, thing or things, incidental to or growing out of or connected with the aforesaid business or powers, or any part or parts whereof; provided, the same is not inconsistent with the laws under which this Corporation is organized.

     To act as designers and manufacturers of electro-mechanical-fiber-optical and special equipment and devices for the hospital, medical, microsurgical, veterinary, industrial, scientific and other related fields.



     Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each addition is clearly indicated.

3. The total number of shares and the par value, if any, of each class of stock within the corporation is authorized as below:

                      Without Par Value    With Par Value
Class of Stock        Number of            Number of
                      Shares               Shares      Par Value       Amount
                                                                       $
Preferred

Common                12,500


*4. If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established:

         Not applicable

*5. The restrictions, if any, imposed by the Articles of Organization upon the transfer of shares of stock of any class are as follows: Any stockholder, including the heirs, assigns, executors or administrators of a deceased stockholder desiring to sell or transfer such stock owned by him or them, shall first offer it to the corporation through the Board of Directors, in the manner following:

     He shall notify the directors of his desire to sell or transfer by notice in writing, which notice shall contain the price at which he is willing to sell or transfer and the name of one arbitrator. The directors shall within thirty
(30) days thereafter either accept the offer, or by notice to him in writing name a second arbitrator and these two shall name a third. It shall then be the duty of the arbitrators to ascertain the value of the stock, and if any arbitrator shall neglect or refuse to appear at any meeting appointed by the arbitrators, a majority may act in the absence of such arbitrator.

     After the acceptance of the offer, or the report of the arbitrators as to the value of the stock, the directors shall have thirty (30) days with which to purchase the same at such valuation, but if at the expiration of thirty (30) days, the corporation shall not have exercised the right so to purchase, the owner of the stock shall be at liberty to dispose of the same in any manner he may see fit.

     No shares of stock shall be sold or transferred on the books of the corporation until these provisions have been complied with but the Board of Directors may at or in any particular instance waive the requirement.

*6. Other lawful provisions, if any, for the conduct and regulation of business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders.

         None


* If there are no provisions state "None".

7. By-laws of the corporation have been duly adopted and the initial directors, president, treasurer and clerk, whose names are set out below, have been duly elected.

8. The effective date of organization of the corporation shall be the date of filing with the Secretary of the Commonwealth or if later date is desired, specify date (not more than 30 days after the date of filing).

                  Effective Date Nov. 1, 1981

9. The following information shall not for any purpose be treated as a permanent part of the Articles of Organization of the corporation.

               a. The post office address of the initial principal office of the corporation of Massachusetts is: Technology Park, P.O. Box 225, Sturbridge, MA 01566

               b. The name, residence, and post office address of each of the initial directors and following officers of the corporation are as follows:

                                                        POST OFFICE
               NAME               RESIDENCE               ADDRESS

President:  Jack Kloots         Wells Park Road        Sturbridge, MA 01566

Treasurer:  Jack Kloots         Wells Park Road        Sturbridge, MA 01566

Clerk:      Charlene Gravel     Cottage Road           Holland, MA 01550

Directors:  Jack Kloots         Wells Park Road        Sturbridge, MA 01566
            Rita Kloots         Wells Park Road        Sturbridge, MA 01566
            Charlene Gravel     Cottage Road           Holland, MA  01550

               c. The date initially adopted on which the corporation's fiscal year ends is: October 31

               d. The date initially fixed in the by-laws for the annual meeting of stockholders of the corporation is:

                  Second Tuesday of December

               e. The name and business address of the resident agent, if any, of the corporation is:

                  None

      IN WITNESS WHEREOF and under the penalties of perjury the INCORPORATOR(S) sign(s) these Articles of Organization this _____ day of October, 1981.


                                            Jack Kloots



     The signature or each incorporator which is not a natural person must be an individual who shall show the capacity in which he acts and by signing shall represent under penalty of perjury that he is duly authorized on its behalf to sign these Articles of Organization.

                       THE COMMONWEALTH OF MASSACHUSETTS
==============================================================================

==============================================================================
                              ARTICLES OF ORGANIZATION

===============================================================================
                       GENERAL LAWS, CHAPTER 156B, SECTION 12
===============================================================================


===============================================================================

               I hereby certify that, upon examination of the within-written articles of organization, duly submitted to me, it appears that the provisions of the General Laws relative to the organization of corporations have been complied with, and I hereby approve said articles; and the filing fee in the amount of $150.00 having been paid, said articles are deemed to have been filed with me this 23rd day of October 1981.


         Effective date:  11-1-81



                            MICHAEL JOSEPH CONNOLLY
                              Secretary of State


               PHOTO COPY OF ARTICLES OF ORGANIZATION TO BE
                      SENT TO BE FILLED IN BY CORPORATION

TO:
                              Robert E. George, Esq.
                              511 Main Street, P.O. Box F
                              Fiskdale, Massachusetts  01518
                              Tel:  (508) 347-7114









   FILING FEE: 1/20 of 1% of the total amount of the authorized capital stock with par value, and one cent a share for all authorized shares without par value, but not less than $125. General Laws, Chapter 156B. Shares of stock with a par value less than one dollar shall be deemed to have par value of one dollar per share.

===============================================================================
                     THE COMMONWEALTH OF MASSACHUSETTS
===============================================================================

                               MICHAEL JOSEPH CONNOLLY
                                  Secretary of State
                         One Ashburton Place       Federal Identification
                         Boston, MA  02108-1512    No.  04-2741310



                                  ARTICLES OF AMENDMENT
                           General Laws, Chapter 156B, Section 72


     This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                                    __________


We,       Jack Kloots,          President and
          Charlene Gravel,      Clerk of


                               Luxtec Corporation
                             (Name of Corporation)

located at        Technology Park, P.O. Box 225, Sturbridge, MA  01566
do hereby certify that the following amendment to the articles of organization
of the corporation was duly adopted at a meeting held on   March 12, 1982, by a
vote of the incorporator prior to the initial issue of stock by the corporation, per Ch. 156B, Sec. 44

         n/a       shares of                 out of         shares outstanding,
                            (Class of Stock)

         n/a       shares of                 out of         shares outstanding,
                            (Class of Stock)

         n/a       shares of                 out of         shares outstanding,
                            (Class of Stock)


                              See Appendix A hereto





     Note:If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each addition is clearly indicated.

FOR INCREASE IN CAPITAL FILL IN THE FOLLOWING:

The total amount of capital stock already authorized is:

         ____________     shares preferred
                                               with par value (1)
         12,500           shares common

         ____________     shares preferred
                                               without par value
         ____________     shares common

         (1) par value added by these Articles of Amendment

The amount of additional capital stock authorized is:

         ___________      shares preferred
                                                 with par value
         987,500          shares common

         ___________      shares preferred
                                                 without par value
         ___________      shares common

                                   APPENDIX A

VOTED: To amend the Articles of Organization to delete the restrictions on transfer of stock set forth in part 5 thereof.

VOTED: To amend the Articles of Organization to provide, in part 6, thereof, the following provisions:

            To the extent permitted by the By-Laws, meetings of the stockholders of this corporation may be held anywhere in the United States.

            To the extent permitted by law and by the By-Laws, the directors (as well as the stockholders) of this corporation shall have the power to make, amend or repeal, in whole or in part, the By-Laws.

            The corporation may at any time enter into agreements to redeem and/or redeem its outstanding stock from any stockholder or stockholders without having to extend the same offer to its other stockholders.

VOTED: To amend the Articles of Organization to (i) change the par value of the presently authorized 12,500 shares from no par value to $.10 par value and (ii) increase authorized capital by 987,500 shares of Common Stock, $.10 par value, so that the authorized capital of the Corporation will be 1,000,000 shares of common Stock, $.10 par value.

     The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

     IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this twenty-second day of March, in the year 1982.


                   Jack Kloots                    President


                   Charlene Gravel                Clerk

                    THE COMMONWEALTH OF MASSACHUSETTS


                         ARTICLES OF AMENDMENT
                 (General Laws, Chapter 156B, Section 72)

        I hereby approve the within articles of amendment and, the filing fee in the amount of $718.75 having been paid, said articles are deemed to have been filed with me this 30th day of March, 1982.







                           MICHAEL JOSEPH CONNOLLY
                             Secretary of State






                         TO BE FILLED IN BY CORPORATION
                       Photo copy of amendment to be sent

                  To:
                           John R. Blake, Esq.
                           Bowditch & Dewey
                           311 Main Street, Worcester, MA 01608
                           Telephone:  (617) 791-3511

==============================================================================
                      The Commonwealth of Massachusetts
===============================================================================
                 Office of the Massachusetts Secretary of State
                         MICHAEL JOSEPH CONNOLLY, Secretary
                       One Ashburton Place, Boston, Mass. 02108

                                ARTICLES OF AMENDMENT

                         General Laws, Chapter 156B, Section 72


     This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We       Jack Kloots,                             President and
         John R. Blake,                           Clerk of


                              Luxtec Corporation
                            (Name of Corporation)

located at        Technology Park, P.O. Box 225, Sturbridge, MA  01566
do hereby certify that the following amendment to the articles of organization
of the corporation was duly adopted at a meeting held on   June 29, 1984, by a
vote of

1,000,000       shares of Common  out of 1,000,000        shares outstanding

                shares of         out of                  shares outstanding,

                shares of         out of                  shares outstanding,

being at least a majority of each class outstanding and entitled to vote thereon:

VOTED: To amend the Articles of Organization by increasing authorized capital by 1,000,000 shares of Common Stock, $.10 par value.













     Note:If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each addition is clearly indicated.

TO CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:

The total presently authorized is:


- ------------------------------ ---------------------------------- ------------------------------------ -------------
                                         NO PAR VALUE                       WITH PAR VALUE                 PAR
        KIND OF STOCK                  NUMBER OF SHARES                    NUMBER OF SHARES               VALUE
- ------------------------------ ---------------------------------- ------------------------------------ -------------
- ------------------------------ ---------------------------------- ------------------------------------ -------------
           COMMON                                                              1,000,000               $.10
- ------------------------------ ---------------------------------- ------------------------------------ -------------
- ------------------------------ ---------------------------------- ------------------------------------ -------------

- ------------------------------ ---------------------------------- ------------------------------------ -------------
- ------------------------------ ---------------------------------- ------------------------------------ -------------

- ------------------------------ ---------------------------------- ------------------------------------ -------------
- ------------------------------ ---------------------------------- ------------------------------------ -------------
          PREFERRED
- ------------------------------ ---------------------------------- ------------------------------------ -------------
- ------------------------------ ---------------------------------- ------------------------------------ -------------

- ------------------------------ ---------------------------------- ------------------------------------ -------------
- ------------------------------ ---------------------------------- ------------------------------------ -------------

- ------------------------------ ---------------------------------- ------------------------------------ -------------


CHANGE the total to:


- ------------------------------ ---------------------------------- ------------------------------------ -------------
                                         NO PAR VALUE                       WITH PAR VALUE                 PAR
        KIND OF STOCK                  NUMBER OF SHARES                    NUMBER OF SHARES               VALUE
- ------------------------------ ---------------------------------- ------------------------------------ -------------
- ------------------------------ ---------------------------------- ------------------------------------ -------------
           COMMON                                                              2,000,000               $.10
- ------------------------------ ---------------------------------- ------------------------------------ -------------
- ------------------------------ ---------------------------------- ------------------------------------ -------------

- ------------------------------ ---------------------------------- ------------------------------------ -------------
- ------------------------------ ---------------------------------- ------------------------------------ -------------

- ------------------------------ ---------------------------------- ------------------------------------ -------------
- ------------------------------ ---------------------------------- ------------------------------------ -------------
          PREFERRED
- ------------------------------ ---------------------------------- ------------------------------------ -------------
- ------------------------------ ---------------------------------- ------------------------------------ -------------

- ------------------------------ ---------------------------------- ------------------------------------ -------------
- ------------------------------ ---------------------------------- ------------------------------------ -------------

- ------------------------------ ---------------------------------- ------------------------------------ -------------


     The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.


IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 31st day of July, 1984.


              Jack Kloots                                  President


              John R. Blake                                Clerk

                     THE COMMONWEALTH OF MASSACHUSETTS


                           ARTICLES OF AMENDMENT
                 (General Laws, Chapter 156B, Section 72)

    I hereby approve the within articles of amendment and, the filing fee in the amount of $500.00 having been paid, said articles are deemed to have been filed with me this 9th day of August, 1984.






                             MICHAEL JOSEPH CONNOLLY
                                Secretary of State










                           TO BE FILLED IN BY CORPORATION
                         Photo copy of amendment to be sent

                  To:
                           John R. Blake, Esq.
                           Bowditch & Dewey
                           311 Main Street, Worcester, MA 01608
                           Telephone:  (617) 791-3511

- -------------------------------------------------------------------------------
                         The Commonwealth of Massachusetts
- -------------------------------------------------------------------------------
                    Office of the Massachusetts Secretary of State
                          MICHAEL JOSEPH CONNOLLY, Secretary
                        One Ashburton Place, Boston, Mass. 02108

                                 ARTICLES OF AMENDMENT

                     General Laws, Chapter 156B, Section 72


     This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We       Jack Kloots,                                  President and
         John D. Ronnquist,                            Clerk of


                                Luxtec Corporation
                               (Name of Corporation)

located at        Technology Park, P.O. Box 225, Sturbridge, MA  01566
do hereby certify that the following amendment to the articles of organization
of the corporation was duly adopted at a meeting held on   May 2, 1986, by a
vote of

1,064,965        shares of Common out of 1,155,710      shares outstanding,

                 shares of        out of                shares outstanding, and

                 shares of        out of                shares outstanding,
being at least a majority of each class outstanding and entitled to vote thereon:


VOTED: To change the par value of authorized capital stock from $.10 to $.001 and to increase authorized capital by 18,000,000 shares of Common Stock.











     Note:If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each addition is clearly indicated.

TO CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:

The total presently authorized is:


- ------------------------------ ---------------------------------- ------------------------------------ -------------
                                         NO PAR VALUE                       WITH PAR VALUE                 PAR
        KIND OF STOCK                  NUMBER OF SHARES                    NUMBER OF SHARES               VALUE
- ------------------------------ ---------------------------------- ------------------------------------ -------------
- ------------------------------ ---------------------------------- ------------------------------------ -------------
           COMMON                                                              2,000,000               $.10
- ------------------------------ ---------------------------------- ------------------------------------ -------------
- ------------------------------ ---------------------------------- ------------------------------------ -------------

- ------------------------------ ---------------------------------- ------------------------------------ -------------
- ------------------------------ ---------------------------------- ------------------------------------ -------------

- ------------------------------ ---------------------------------- ------------------------------------ -------------
- ------------------------------ ---------------------------------- ------------------------------------ -------------
          PREFERRED
- ------------------------------ ---------------------------------- ------------------------------------ -------------
- ------------------------------ ---------------------------------- ------------------------------------ -------------

- ------------------------------ ---------------------------------- ------------------------------------ -------------
- ------------------------------ ---------------------------------- ------------------------------------ -------------

- ------------------------------ ---------------------------------- ------------------------------------ -------------


CHANGE the total to:


- ------------------------------ ---------------------------------- ------------------------------------ -------------
                                         NO PAR VALUE                       WITH PAR VALUE                 PAR
        KIND OF STOCK                  NUMBER OF SHARES                    NUMBER OF SHARES               VALUE
- ------------------------------ ---------------------------------- ------------------------------------ -------------
- ------------------------------ ---------------------------------- ------------------------------------ -------------
           COMMON                                                             20,000,000               $.001
- ------------------------------ ---------------------------------- ------------------------------------ -------------
- ------------------------------ ---------------------------------- ------------------------------------ -------------

- ------------------------------ ---------------------------------- ------------------------------------ -------------
- ------------------------------ ---------------------------------- ------------------------------------ -------------

- ------------------------------ ---------------------------------- ------------------------------------ -------------
- ------------------------------ ---------------------------------- ------------------------------------ -------------
          PREFERRED
- ------------------------------ ---------------------------------- ------------------------------------ -------------
- ------------------------------ ---------------------------------- ------------------------------------ -------------

- ------------------------------ ---------------------------------- ------------------------------------ -------------
- ------------------------------ ---------------------------------- ------------------------------------ -------------

- ------------------------------ ---------------------------------- ------------------------------------ -------------


     The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date. IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 2nd day of May, in the year 1986.


              Jack Kloots                                  President


              John D. Ronnquist                            Clerk

                      THE COMMONWEALTH OF MASSACHUSETTS


                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)

        I hereby approve the within articles of amendment and, the filing fee in the amount of $9,000.00 having been paid, said articles are deemed to have been filed with me this 5th day of May, 1986.







                             MICHAEL JOSEPH CONNOLLY
                               Secretary of State










                          TO BE FILLED IN BY CORPORATION
                        Photo copy of amendment to be sent



                  To:
                           John R. Blake, Esq.
                           Bowditch & Dewey
                           311 Main Street, Worcester, MA 01608
                           Telephone:  (617) 791-3511

- -------------------------------------------------------------------------------
                       The Commonwealth of Massachusetts
- -------------------------------------------------------------------------------
                 Office of the Massachusetts Secretary of State
                        MICHAEL JOSEPH CONNOLLY, Secretary
               One Ashburton Place, Boston, Massachusetts 02108

                              ARTICLES OF AMENDMENT
                    General Laws, Chapter 156B, Section 72


We       Bernard A. Clark,                    President and
         Joseph D. Campbell,                  Clerk


                              Luxtec Corporation
                         (EXACT Name of Corporation)

located at: 326 Clark Street,  Worcester, Massachusetts  01606
            (MASSACHUSETTS Address of Corporation

do hereby certify that these ARTICLES OF AMENDMENT effecting Articles
            NUMBERED:   3
            (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended hereby)

of the Articles of Organization were duly adopted at a meeting held on
            April 3, 1992, by vote of:

10,074,640 shares of Common Stock out of 14,011,986 shares outstanding, __________ shares of ____________ out of __________ shares outstanding, and
__________ shares of ____________ out of __________ shares outstanding,

         being at least a majority of each type, class or series outstanding and entitled to vote thereon:



                                 SEE EXHIBIT A










     Note:If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left-hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

To total presently authorized is:

WITHOUT PAR VALUE STOCKS                               WITH PAR VALUE STOCK


- --------------------- ----------------------------     ------------------- --------------------------- -----------------
TYPE                  NUMBER OF SHARES                 TYPE                NUMBER OF SHARES            PAR VALUE
- --------------------- ----------------------------     ------------------- --------------------------- -----------------
- --------------------- ----------------------------     ------------------- --------------------------- -----------------
COMMON:                                                COMMON:                     20,000,000               $.001

- --------------------- ----------------------------     ------------------- --------------------------- -----------------
- --------------------- ----------------------------     ------------------- --------------------------- -----------------
PREFERRED:                                             PREFERRED:

- --------------------- ----------------------------     ------------------- --------------------------- -----------------

CHANGE the total authorized to:

WITHOUT PAR VALUE STOCKS                               WITH PAR VALUE STOCK

- --------------------- ----------------------------     ------------------- --------------------------- -----------------
TYPE                  NUMBER OF SHARES                 TYPE                NUMBER OF SHARES            PAR VALUE
- --------------------- ----------------------------     ------------------- --------------------------- -----------------
- --------------------- ----------------------------     ------------------- --------------------------- -----------------
COMMON:                                                COMMON:                     2,000,000                 $.01

- --------------------- ----------------------------     ------------------- --------------------------- -----------------
- --------------------- ----------------------------     ------------------- --------------------------- -----------------
PREFERRED:                                             PREFERRED:

- --------------------- ----------------------------     ------------------- --------------------------- -----------------


                                  EXHIBIT A

 VOTED: That, upon approval of the proposed one-for-ten reverse stock split of the Corporation's Common Stock, par value $.001 per shares, Article 3 of the Corporation's Articles of Organization as amended to date, shall be amended as follows:

               Article 3 shall be amended so that the Corporation shall be authorized to issue one class of stock to be designed "Common Stock". The total number of shares of Common Stock which the Corporation shall have authority to issue is Two Million (2,000,000) with a par value of one cent ($.01) per share.

               At the effective time of this amendment each share of Common Stock, par value $0.001 per share, authorized immediately prior to this amendment shall be reclassified into one-tenth of one fully paid and non-assessable share of Common Stock, par value $0.01 per share, so that every ten shares of Common Stock par value $0.001 per share, authorized immediately prior to this amendment shall be combined together to form one full share of Common Stock par value $0.01 per share. Certificates for fractional shares of Common Stock will not be issued by reason of this amendment and instead a whole share will be issued to any stockholder entitled to a fraction of a share.

     The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date. EFFECTIVE DATE April 10, 1992

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed our names this 9th day of April, in the year 1992.

            Bernard Clark                                President


            Joseph Campbell                              Clerk

                        THE COMMONWEALTH OF MASSACHUSETTS


                               ARTICLES OF AMENDMENT

                       GENERAL LAWS, CHAPTER 156B, SECTION 72


===============================================================================


               I hereby approve the within articles of amendment and, the filing fee in the amount of $100 having been paid, said articles are deemed to have been filed with me this 10th day of April, 1992.




                                 MICHAEL J. CONNOLLY
                                 Secretary of State






TO BE FILLED IN BY CORPORATION

                   PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT



TO:


                                    Mitchell S. Bloom, Esquire
                                    Testa, Hurwitz & Thibeault
                                    Exchange Place, Suite 1700
                                    Boston, MA  02109
                                    Telephone: (617) 248-7425

                    The Commonwealth of Massachusetts
               Office Of The Massachusetts Secretary Of State
                   MICHAEL JOSEPH CONNOLLY, Secretary
             One Ashburton Place, Boston, Massachusetts 02108

               ARTICLES OF AMENDMENT            Federal Identification
      General Laws, Chapter 156B, Section 72    No. 04-2741310


We                                 James W. Hobbs, President  and
                                   Justin P. Morreale, Clerk


                            Luxtec Corporation
                         (EXACT Name of Corporation)

located at:   326 Clark Street,  Worcester, Massachusetts  01606
                  (MASSACHUSETTS Address of Corporation)

do hereby certify that these ARTICLES OF AMENDMENT effecting Articles
                              NUMBERED:   3
   (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended hereby)

of the Articles of Organization were duly adopted at a meeting held on
                      April 3, 1992, by vote of:


_____________shares of Common Stock out of_______________shares outstanding, type, class & series (if any)

_____________shares of _____________out of_______________shares outstanding, and type, class & series (if any)

_____________shares of _____________out of_______________shares outstanding, type, class & series (if any)

being at least a majority of each type, class or series outstanding and entitled to vote thereon:


VOTED: To amend the Articles of Organization of the Corporation to increase the authorized number of shares of Common Stock of the Corporation from 2,000,000 to 10,000,000.




     Note:If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left-hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

To   CHANGE  the  number of  shares  and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

To total presently authorized is:

WITHOUT PAR VALUE STOCKS                               WITH PAR VALUE STOCK

- --------------------- ----------------------------     ------------------- --------------------------- -----------------
TYPE                  NUMBER OF SHARES                 TYPE                NUMBER OF SHARES            PAR VALUE
- --------------------- ----------------------------     ------------------- --------------------------- -----------------
- --------------------- ----------------------------     ------------------- --------------------------- -----------------
COMMON:                                                COMMON:                     2,000,000                 $.01

- --------------------- ----------------------------     ------------------- --------------------------- -----------------
- --------------------- ----------------------------     ------------------- --------------------------- -----------------
PREFERRED:                                             PREFERRED:

- --------------------- ----------------------------     ------------------- --------------------------- -----------------


CHANGE the total authorized to:

WITHOUT PAR VALUE STOCKS                               WITH PAR VALUE STOCK

- --------------------- ----------------------------     ------------------- --------------------------- -----------------
TYPE                  NUMBER OF SHARES                 TYPE                NUMBER OF SHARES            PAR VALUE
- --------------------- ----------------------------     ------------------- --------------------------- -----------------
- --------------------- ----------------------------     ------------------- --------------------------- -----------------
COMMON:                                                COMMON:                     10,000,000                $.01

- --------------------- ----------------------------     ------------------- --------------------------- -----------------
- --------------------- ----------------------------     ------------------- --------------------------- -----------------
PREFERRED:                                             PREFERRED:

- --------------------- ----------------------------     ------------------- --------------------------- -----------------


     The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date. LATER EFFECTIVE DATE: ______________________

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed our names this ______ day of September, in the year 1995.


           _____________________________________  President


           _____________________________________   Clerk

                  THE COMMONWEALTH OF MASSACHUSETTS


                        ARTICLES OF AMENDMENT

                GENERAL LAWS, CHAPTER 156B, SECTION 72


==============================================================================



               I hereby approve the within articles of amendment and, the filing fee in the amount of $________ having been paid, said articles are deemed to have been filed with me this ________________day of _________________, 19___.





                             MICHAEL J. CONNOLLY
                             Secretary of State













         TO BE FILLED IN BY CORPORATION

                              PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT


TO:

                                    Victor J. Paci, Esq.
                                    Bingham, Dana & Gould
                                    150 Federal Street, Boston, MA  02110
                                    Telephone: (617) 951-8000

                      The Commonwealth of Massachusetts
                Office Of The Massachusetts Secretary Of State
                       MICHAEL JOSEPH CONNOLLY, Secretary
                 One Ashburton Place, Boston, Massachusetts 02108

                             ARTICLES OF AMENDMENT
                   General Laws, Chapter 156B, Section 72

We                                              James W. Hobbs, President and
                                                Justin P. Morreale, Clerk


                              Luxtec Corporation
                         (EXACT Name of Corporation)

located at: 326 Clark Street,  Worcester, Massachusetts  01606
            (MASSACHUSETTS Address of Corporation)

do hereby certify that these ARTICLES OF AMENDMENT effecting Articles
                        NUMBERED:   6
   (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended hereby)

of the Articles of Organization were duly adopted at a meeting held on April 3, 1992, by vote of:


______________shares of Common Stock out of_________________shares outstanding, type, class & series (if any)

______________shares of _____________out of________________ shares outstanding, type, class & series (if any)

______________shares of _____________out of_________________shares outstanding, type, class & series (if any)

being at least two-thirds of each type, class or series outstanding and entitled to vote thereon and of each type, class or series of stock whose rights are adversely affected thereby:


VOTED: To amend the Articles of Organization of the Corporation to limit the personal liability and provide for the indemnification of officers and directors of the Corporation in certain situations.

           SEE CONTINUATION SHEET VI (attached hereto as Exhibit A)



     Note:If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left-hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

To total presently authorized is:

WITHOUT PAR VALUE STOCKS                              WITH PAR VALUE STOCK

- --------------------- ----------------------------     ------------------- --------------------------- -----------------
TYPE                  NUMBER OF SHARES                 TYPE                NUMBER OF SHARES            PAR VALUE
- --------------------- ----------------------------     ------------------- --------------------------- -----------------
- --------------------- ----------------------------     ------------------- --------------------------- -----------------
COMMON:                                                COMMON:

- --------------------- ----------------------------     ------------------- --------------------------- -----------------
- --------------------- ----------------------------     ------------------- --------------------------- -----------------
PREFERRED:                                             PREFERRED:

- --------------------- ----------------------------     ------------------- --------------------------- -----------------

CHANGE the total authorized to:

WITHOUT PAR VALUE STOCKS                               WITH PAR VALUE STOCK

- --------------------- ----------------------------     ------------------- --------------------------- -----------------
TYPE                  NUMBER OF SHARES                 TYPE                NUMBER OF SHARES            PAR VALUE
- --------------------- ----------------------------     ------------------- --------------------------- -----------------
- --------------------- ----------------------------     ------------------- --------------------------- -----------------
COMMON:                                                COMMON:

- --------------------- ----------------------------     ------------------- --------------------------- -----------------
- --------------------- ----------------------------     ------------------- --------------------------- -----------------
PREFERRED:                                             PREFERRED:

- --------------------- ----------------------------     ------------------- --------------------------- -----------------


     The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date. LATER EFFECTIVE DATE: ______________________

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed our names this_________ day of September, in the year 1995.


    ____________________________________________  President


    ____________________________________________  Clerk

                        THE COMMONWEALTH OF MASSACHUSETTS


                             ARTICLES OF AMENDMENT

                       GENERAL LAWS, CHAPTER 156B, SECTION 72


===============================================================================


         I hereby approve the within articles of amendment and, the filing fee in the amount of $_________ having been paid, said articles are deemed to have been filed with me this__________day of____________, 19_____.





                               MICHAEL J. CONNOLLY
                                Secretary of State











TO BE FILLED IN BY CORPORATION

                              PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT

TO:

                                    Victor J. Paci, Esq.
                                    Bingham, Dana & Gould
                                    150 Federal Street, Boston, MA  02110
                                    Telephone: (617) 951-8000

                                                               EXHIBIT A

                         ARTICLES OF AMENDMENT
                                  to
                        ARTICLES OF ORGANIZATION
                                  of
                            LUXTEC CORPORATION

                          Continuation Sheet VI


                               ARTICLE VI


     Other lawful provisions, if any, for the conduct and regulation of business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders: (If there are no provisions state "None".)

     1. No director shall be personally liable to the corporation or to any of its stockholders for monetary damages for any breach of fiduciary duty by such director as a director notwithstanding any provision of law imposing such liability; provided, however, that, to the extent required from time to time by applicable law, this provision shall not eliminate the liability of a director, to the extent such liability is provided by applicable law, (a) for any breach of the director's duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith which involve intentional misconduct or a knowing violation of law, (c) under Section 61 or Section 62 of the Business Corporation Law of The Commonwealth of Massachusetts, or (d) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article VI-A shall apply to or have any effect on the liability or alleged liability of any director for or with respect to any acts or omissions of such director occurring prior to the effective date of such amendment or repeal.

     2. Indemnification.

               2.1. Right to Indemnification.  The  corporation shall indemnify and hold harmless each person who was or is a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit, proceeding or investigation, whether civil, criminal or administrative (a "Proceeding"), by reason of being, having been or having agreed to become, a director or officer of the corporation, or serving, having served or having agreed to serve, at the request of the corporation, as a director or officer of, or in a similar capacity with, another organization or in any capacity with respect to any employee benefit plan (any such person being referred to hereafter as an "Indemnitee"), or by reason of any action alleged to have been taken or omitted in such capacity, against all expense, liability and loss (including without limitation reasonable attorneys' fees, judgments, fines, "ERISA" excise taxes or penalties) incurred or suffered by the Indemnitee or on behalf of the Indemnitee in connection with such Proceeding and any appeal therefrom, unless the Indemnitee shall have been adjudicated in such Proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the corporation or, to the extent such matter relates to service with respect to an employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan. Notwithstanding anything to the contrary in this Article, except as set forth in Section 2.6 below, the corporation shall not indemnify or advance expenses to an Indemnitee seeking indemnification in connection with a Proceeding (or part thereof) initiated by the Indemnitee, unless the initiation thereof was approved by the Board of Directors of the corporation.

               2.2.  Settlements. Subject  to compliance by the Indemnitee with the applicable provisions of Section 2.5 below, the right to indemnification conferred in this Article shall include the right to be paid by the corporation for amounts paid in settlement of any such Proceeding and any appeal therefrom, and all expenses (including attorneys' fees) incurred in connection with such settlement, pursuant to a consent decree or otherwise, unless it is held or determined pursuant to Section 2.5 below that the Indemnitee did not act in good faith in the reasonable belief that his or her action was in the best interest of the corporation or, to the extent such matter relates to service with respect to an employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan.

               2.3. Notification  and Defense of  Proceedings.  The  Indemnitee
          shall notify the corporation in writing as soon as reasonably practicable of any Proceeding involving the Indemnitee for which indemnity or advancement of expenses is intended to be sought. Any omission so to notify the corporation shall not relieve it from any liability that it may have to the Indemnitee under this Article unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the corporation. With respect to any Proceeding of which the corporation is so notified, the corporation shall be entitled, but not obligated, to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee, except as provided in the last sentence of this Section
          2.3. After notice from the corporation to the Indemnitee of its election so to assume such defense (subject to the limitations in the last sentence of this Section 2.3), the corporation shall not be liable to the Indemnitee for any fees and expenses of counsel subsequently incurred by the Indemnitee in connection with such Proceeding, other than as provided below in this Section 2.3. The Indemnitee shall have the right to employ his or her own counsel in connection with such Proceeding, but the fees and expenses of such counsel incurred after notice from the corporation of its assumption of the defense thereof at its expense with counsel reasonably acceptable to Indemnitee shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee at the corporation's expense has been authorized by the corporation, (ii) counsel to the Indemnitee shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the corporation and the Indemnitee in the conduct of the defense of such action or (iii) the corporation shall not in fact have employed counsel reasonably acceptable to the Indemnitee to assume the defense of such Proceeding within a reasonable time after receiving notice thereof, in each of which cases the fees and expenses of counsel for the Indemnitee shall be at the expense of the corporation, except as otherwise expressly provided by this Article. The corporation shall not be entitled, without the consent of the Indemnitee, to assume the defense of any Proceeding brought by or in the right of the corporation or as to which counsel for the Indemnitee shall have reasonably made the conclusion provided for in clause (ii) above.

               2.4. Advancement of Expenses. Except as provided in Section 2.3 of this Article, as part of the right to indemnification granted by this Article, any expenses (including attorneys' fees) incurred by an Indemnitee in defending any Proceeding within the scope of Section 2.1 of this Article or any appeal therefrom shall be paid by the corporation in advance of the final disposition of such matter, provided, however, that the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of a written undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the corporation as authorized by Section 2.1 or Section
          2.2 of this Article. Such undertaking need not be secured and shall be accepted without reference to the financial ability of the Indemnitee to make such repayment. Such advancement of expenses shall be made by the corporation promptly following its receipt of written requests therefor by the Indemnitee, accompanied by reasonably detailed documentation, and of the foregoing undertaking.

               2.5.  Certain   Presumptions   and   Determinations. If,   in  a
          Proceeding brought by or in the right of the corporation, a director or officer of the corporation is held not liable for monetary damages, whether because that director or officer is relieved of personal liability under the provisions of Section 1 of this Article or otherwise, that director or officer shall be deemed to have met the standard of conduct set forth in Section 2.1 and thus to be entitled to be indemnified by the corporation thereunder. In any adjudicated Proceeding against an Indemnitee brought by reason of the Indemnitee's serving, having served or agreed to serve, at the request of the corporation, an organization other than the corporation in one or more of the capacities indicated in Section 2.1, if the Indemnitee shall not have been adjudicated not to have acted in good faith in the reasonable belief that the Indemnitee's action was in the best interest of such other organization, the Indemnitee shall be deemed to have met the standard of conduct set forth in Section 2.1 and thus be entitled to be indemnified thereunder. An adjudication in such a Proceeding that the Indemnitee did not act in good faith in the reasonable belief that the Indemnitee's action was in the best interest of such other organization shall not create a presumption that the Indemnitee has not met the standard of conduct set forth in
          Section 2.1. In order to obtain indemnification of amounts paid in settlement pursuant to Section 2.2 of this Article, the Indemnitee shall submit to the corporation a written request, including in such request such documentation and information as is reasonably available to the Indemnitee and is reasonably necessary to determine whether and to what extent the Indemnitee is entitled to such indemnification. Any such indemnification under Section 2.2 shall be made promptly, and in any event within 60 days after receipt by the corporation of the written request of the Indemnitee, unless a court of competent jurisdiction holds within such 60-day period that the Indemnitee did not meet the standard of conduct set forth in Section 2.2 or the corporation determines, by clear and convincing evidence, within such 60-day period that the Indemnitee did not meet such standard. Such determination shall be made by the Board of Directors of the corporation, based on advice of independent legal counsel (who may, with the consent of the Indemnitee, be regular legal counsel to the corporation). The corporation and the directors shall be under no obligation to undertake any such determination or to seek any ruling from any court.

               2.6.  Remedies.  The  right to  indemnification  or  advances  as granted by this Article shall be enforceable by the Indemnitee in any court of competent jurisdiction if the corporation denies such a request, in whole or in part, or, with respect to indemnification pursuant to Section 2.2, if no disposition thereof is made within the 60-day period referred to above in Section 2.5. Unless otherwise provided by law, the burden of proving that the Indemnitee is not entitled to indemnification or advancement of expenses under this Article shall be on the corporation. Neither absence of any determination prior to the commencement of such action that indemnification is proper in the circumstances because the Indemnitee has met any applicable standard of conduct, nor an actual determination by the corporation pursuant to Section 2.5 that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct. The Indemnitee's expenses (including reasonable attorneys' fees) incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such Proceeding shall also be paid by the corporation.

               2.7. Contract Right; Subsequent Amendment. The right to indemnification and advancement of expenses conferred in this Article shall be a contract right. No amendment, termination or repeal of this Article or of the relevant provisions of Chapter 156B of the Massachusetts General Laws or any other applicable laws shall affect or diminish in any way the rights of any Indemnitee to indemnification or advancement of expenses under the provisions hereof with respect to any Proceeding arising out of or relating to any action, omission, transaction or facts occurring prior to the final adoption of such amendment, termination or repeal, except with the consent of the Indemnitee.

               2.8. Other Rights. The indemnification and advancement of expenses provided by this Article shall not be deemed exclusive of any other rights to which an Indemnitee seeking indemnification or advancement of expenses may be entitled under any law (common or statutory), agreement or vote of stockholders or directors or otherwise, both as to action in his or her official capacity and as to action in any other capacity while holding office for the corporation, and shall continue as to an Indemnitee who has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of the Indemnitee. Nothing contained in this Article shall be deemed to prohibit, and the corporation is specifically authorized to enter into, agreements with any Indemnitee providing indemnification rights and procedures different from those set forth in the Article.

               2.9.  Partial  Indemnification.  If  an  Indemnitee  is  entitled under any provision of this Article to indemnification by the corporation for some or a portion of the expenses (including attorneys' fees), judgments, fines or amounts paid in settlement actually and reasonably incurred by the Indemnitee or on his or her behalf in connection with any Proceeding and any appeal therefrom but not, however, for the total amount thereof, the corporation shall nevertheless indemnify the Indemnitee for the portion of such expenses (including attorneys' fees), judgments, fines or amounts paid in settlement to which the Indemnitee is entitled.

               2.10. Insurance. The corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another organization or employee benefit plan against any expense, liability or loss incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under Chapter 156B of the Massachusetts General Laws.

               2.11. Merger or Consolidation. If the corporation is merged into or consolidated with another corporation and the corporation is not the surviving corporation, the surviving corporation shall assume the obligations of the corporation under this Article with respect to any Proceeding arising out of or relating to any action, omission, transaction or facts occurring on or prior to the date of such merger or consolidation.

               2.12. Savings Clause. If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify and advance expenses to each Indemnitee as to any expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with any Proceeding, including an action by or in the right of the corporation, to the fullest extent permitted by any applicable portion of this Article that shall not have been invalidated and to the fullest extent permitted by applicable law.

               2.13. Subsequent Legislation. If the Massachusetts General Laws are amended after adoption of this Article to expand further the indemnification permitted to Indemnitees, then the corporation shall indemnify such persons to the fullest extent permitted by the Massachusetts General Laws as so amended.

               2.14. Indemnification of Others. The corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to employees or agents of the corporation or other persons serving the corporation who are not Indemnitees, and such rights may be equivalent to, or greater or less than, those set forth in this Article.

     3. Meeting of the stockholders of the corporation may be held anywhere in the United States.

     4. The directors may make, amend, or repeal the By-Laws in whole or in part except with respect to any provision thereof which by law or the By-Laws requires action by the stockholders.

     5. The corporation may be a partner in any business enterprise which the corporation would have power to conduct by itself.

     6. The corporation may at any time enter into agreements to redeem an/or redeem its outstanding stock from any stockholder or stockholders without having to extend the same offer to its other stockholders.

                   The Commonwealth of Massachusetts
                          William Francis Galvin
   Secretary of the Commonwealth                   Federal Identification
One Ashburton Place, Boston, Massachusetts 02108   No.04-2741310

                CERTIFICATE OF VOTE OF DIRECTORS ESTABLISHING
                       A SERIES OF A CLASS OF STOCK

                 General Laws, Chapter 156B, Section 26


We                                           James W. Hobbs, President and
                                             Justin P. Morreale, Clerk


                             Luxtec Corporation
                          (Name of Corporation)

located at   326 Clark Street,  Worcester, Massachusetts  01606

do hereby certify that by unanimous wriiten consent in lieu of a meeting of the directors of the corporation dated as of May ___, 1996, the following vote establishing and designating a series of a class of stock and determining the relative rights and preferences thereof was duly adopted:


VOTED: That, subject to obtaining the requisite approval of the Amendment by stockholders of the Corporation and pursuant to the authority vested in the Board of Directors by Article IV of the Charter, as amended by the Amendment, a series of preferred stock, par value $1.00 per share, be and hereby is established and designated as Series A Preferred Stock, consisting of 10,000 shares, with, in addition to any set forth in the Charter, such designations, powers, privileges and rights, and qualifications, limitations and restrictions in respect thereof as contained in the Certificate of Vote of Directors Establishing A Series of a Class of Stock (the "Directors Certificate"), substantially in the form attached hereto as Exhibit B; and that the form of Directors Certificate attached hereto as Exhibit B be, and the same hereby is, adopted and approved by the Board of Directors of the Corporation.

        (See Continuation Page 2 attached as Exhibit B hereto)




     Note: Votes for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets must have a left-hand margin 1 inch wide for binding and shall be 8 1/2" x 11". Only one side should be used.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have signed our names this ______ day of_______________, in the year 1996.

______________________________________________President

______________________________________________Clerk

                  THE COMMONWEALTH OF MASSACHUSETTS


             Certificate of Vote of Directors Establishing
                   A Series of a Class of Stock

               (General Laws, Chapter 156B, Section 26)


        I hereby approve the within certificate and, the filing fee in the amount of $________________________having been paid, said certificate is hereby filed this ______________day of ________________, 19___.





                          William Francis Galvin
                       Secretary of the Commonwealth













                                      TO BE FILLED IN BY CORPORATION

                                   PHOTOCOPY OF CERTIFICATE TO BE SENT

                  TO:

                                    Victor J. Paci, Esq.
                                    Bingham, Dana & Gould
                                    150 Federal Street, Boston, MA  02110
                                    Telephone: (617) 951-8000

                                                             EXHIBIT B

                           LUXTEC CORPORATION

                TERMS, RIGHTS, PREFERENCES AND PRIVILEGES OF

                SERIES A PREFERRED STOCK, $1.00 PAR VALUE

                          CONTINUATION PAGE 2


     The following is a description of the Series A Preferred Stock of Luxtec Corporation (the Company") and a statement of the preferences, qualifications, privileges, limitations, restrictions, and other special or relative rights granted to or imposed upon the shares of such class:

         Series A Preferred Stock.

         (a)      Designation: Number of Shares.

     There is hereby established a series of Preferred Stock consisting of 10,000 shares of Preferred Stock par value $1.00 per share and the designation of such series shall be "Series A Preferred Stock" (the "Preferred Stock")

         (b)      Voting.

     Except as otherwise provided by the laws of The Commonwealth of Massachusetts, and except as hereinafter provided, the holders of shares of Preferred Stock shall have no right to vote with respect to any matters to be voted on by the stockholders of the Company, nor to take any action in meetings with respect to any such matters.

         (c)      Dividends.

     The holders of record of shares of the Preferred Stock shall be entitled to receive cash dividends, when, as and if declared by the Board of Directors out of assets which are legally available for the payment of such dividends, at the annual rate of $8.00 per share of Preferred Stock, and no more, payable quarterly on the last day of January, April, July and October in each year. Dividends shall be cumulative and will accrue on each share of Preferred Stock from the date of issue thereof, whether or not declared by the Board of Directors. Dividends payable on the Preferred Stock for any period less than a full quarter shall be computed on the basis of the actual number of days elapsed and a 360-day year, consisting of four 90-day quarters.

         (d)      Redemption.

                         (i) Redemption Price. The Preferred Stock shall be redeemable as hereinafter provided, upon notice given as hereinafter provided, by paying for each share in cash the sum of $100 (the "Redemption Price"). Not less than 10 days' prior written notice shall be given by mail, postage prepaid, to the holders of record of the Preferred Stock to be redeemed, such notice to be addressed to each such stockholder at its post office address as shown by the records of the Company. Said notice shall specify the place at which and the date, which date shall be a business day, on which the shares called for redemption will be redeemed and shall specify the shares called for redemption. If such notice of redemption shall have been duly given and if on or before the redemption date specified in such notice the funds necessary for such redemption shall have been set aside so as to be and continue to be available therefor, then, notwithstanding that any certificate for shares so called for redemption shall not have been surrendered for cancellation, after the close of business on such redemption date, the shares so called for redemption shall no longer be deemed outstanding, the dividends thereon shall cease to accrue, and all rights with respect to shares so called for redemption, including the rights, if any, to receive notice and to vote, shall forthwith after the close of business on such redemption date cease and determine, except only the right of the holders thereof to receive the amount payable upon redemption thereof, without interest. Subject to the provisions hereof, the Board of Directors shall have authority to prescribe the manner in which the Preferred Stock shall be redeemed from time to time.

                         (ii) Shares to be Redeemed.  In case of the  redemption
                    of only a part of the outstanding shares of the Preferred Stock, all shares of Preferred Stock to be redeemed shall be selected pro rata there shall be so redeemed from each registered holder in whole shares, as nearly as practicable to the nearest share, that proportion of all of the shares to be redeemed which the number of shares held of record by such holder bears to the total number of shares of Preferred Stock at the time outstanding.

                         (iii) All Past Dividends Must Be Paid Prior to Redemption. Except with the consent of the holders of all the shares of Preferred Stock at the time outstanding, the Company shall not, and shall not permit any subsidiary to, purchase or redeem shares of the Preferred Stock at the time outstanding unless all dividends on such shares for all past quarterly dividend periods shall have been paid or declared and a sum sufficient for the payment thereof set apart.

                         (iv) Required Redemptions. On January 1, 2001, the Company shall redeem, in the manner and with the effect provided in this paragraph, at the Redemption Price of all shares of Preferred Stock as shall then remain outstanding, or at such other time or times as may be provided for in the Note Purchase Agreement dated as of December 18, 1995 between the Company and Geneva Middle Market Investors, L.P.

                         (v) Optional Redemptions.  The Company at the option of
                    the Board of Directors may redeem, in the manner and with the effect provided in this paragraph, on or at any time or times part or all of the outstanding shares of Preferred Stock at the Redemption Price.

         (e)      Liquidation.

     Upon any liquidation, dissolution or winding up of the Company, after payment or provision for payment of all debts and other obligations and liabilities of the Company, the holders of the shares of Preferred Stock shall be entitled, before any distribution or payment is made upon any Common Stock, to be paid an amount equal to the Redemption Price plus an amount equal to all accrued dividends, and the holders of the Preferred Stock shall not be entitled to any further payment. Upon any such liquidation, dissolution or winding up of the Company, after the holders of the Preferred Stock, at the time outstanding, shall have been paid in full the amounts to which they shall be entitled, the remaining net assets of the Company may be distributed to the holders of Common Stock. If, upon any such liquidation, dissolution or winding up of the Company, the assets of the Company distributable as aforesaid among the holders of the Preferred Stock at the time outstanding shall be insufficient to permit the payment to them of the full preferential amounts to which they are entitled, then the entire assets of the Company so available for distribution shall be distributed ratably among the holders of the Preferred Stock at the time outstanding in proportion to the full preferential amounts to which they are entitled. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the Redemption Price and the place where said sums shall be payable shall be given by mail, postage prepaid, not less than thirty
(30) days prior to the payment date stated therein, to the holders of record of the Preferred Stock, such notice to be addressed to each stockholder at its post office address as shown by the records of the Company. The consolidation or merger of the Company into or with any other corporation or corporations, or the sale or transfer by the Company of all or any part of its assets, or the reorganization or recapitalization of the Company, or the reduction of the capital stock of the Company, shall be deemed to be a liquidation, dissolution or winding up of the Company within the meaning of any of the provisions of this paragraph.


     (f)  Restrictions.   At  any  time  when  shares  of  Preferred  Stock  are
outstanding, except where the vote or written consent of the holders of a greater number of shares of the Company is required by law or by the Articles of Organization, and in addition to any other vote required by law or the Articles of Organization, without the approval of the holders of at least 60% of the then outstanding shares of Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class, the Company will not:

               (i) Create or authorize the creation of any additional class or series of shares of stock unless the same ranks equal or junior to the Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Company, or increase the authorized amount of the Preferred Stock or increase the authorized amount of the Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks equal or junior to the Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Company, or create or authorize any obligation or security, convertible into shares of the Preferred Stock or into shares of any other class or series of stock unless the same ranks equal or junior to the Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Company, whether any such creation, authorization or increase shall be by means of amendment to the Articles of Organization or by merger, consolidation or otherwise; or

               (ii) Purchase or set aside any sums for the purchase of, or pay any dividend or make any distribution on, any shares of stock other than the Preferred Stock, except for dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock.

                           LUXTEC CORPORATION
                    $1,000,000 8% SENIOR SUBORDINATED NOTES
                           DUE JANUARY 1, 2001

                                   AND

                    WARRANTS TO PURCHASE 450,000 SHARES OF
                         COMMON STOCK, $.01 PAR VALUE




_____________________________________________________________________


                         NOTE PURCHASE AGREEMENT


_____________________________________________________________________




                      Dated as of December 18, 1995

                                  TABLE OF CONTENTS

1.       AUTHORIZATION AND RANKING.  .....................................-1-
         1A.      Authorization of Issue of Notes and Warrants............-1-
         1B.      Ranking.................................................-1-

2.       PURCHASE AND SALE OF NOTES; CLOSING..............................-1-
         2A.      Purchase and Sale of Notes..............................-1-
         2B.      Closing.................................................-1-

3.       CONDITIONS OF CLOSING............................................-1-
         3A.      Warrants and Registration Rights Agreement..............-1-
         3B.      Opinion of Company Counsel..............................-2-
         3C.      Representations and Warranties; Compliance;
                  No Default..............................................-2-
         3D.      Proceedings.............................................-2-
         3E.      Consent of Other Persons................................-2-

4.       PREPAYMENT AND SCHEDULED REPAYMENTB..............................-2-
         4A.      Optional Prepayment.....................................-2-
         4B.      Required Prepayment.....................................-3-
         4C.      Notice of Optional Prepayment...........................-3-
         4D.      Scheduled Payment of Note...............................-3-
         4E.      Exchange of Notes.......................................-3-

5.       AFFIRMATIVE COVENANTS............................................-3-
         5A.      Financial and Other Reporting by the Company............-3-
         5B.      Inspection of Property..................................-4-
         5C.      Corporate Existence, etc................................-4-
         5D.      Payment of Taxes and Claims.............................-4-
         5E.      Compliance with Laws, etc...............................-4-
         5F.      Maintenance of Properties and Leases....................-5-
         5G.      Insurance...............................................-5-
         5H.      Use of Proceeds.........................................-5-
         5I.      Environmental Compliance................................-5-
         5J.      Maintenance of Books and Records........................-5-
         5K.      Preemptive  Rights......................................-5-

6.       NEGATIVE COVENANTS...............................................-6-
         6A.      Transactions with Affiliates............................-6-

7.       EVENTS OF DEFAULT................................................-6-
         7A.      Acceleration............................................-6-
         7B.      Other Remedies..........................................-7-

8.       REPRESENTATIONS AND WARRANTIES...................................-8-
         8A.      Organization, etc.......................................-8-
         8B.      Authorized Capital Stock and Stock Ownership............-8-
         8C.      Business; Financial Statements; No Changes..............-8-
         8D.      Events Subsequent to the Date of the
                  Financial Statements....................................-9-
         8E.      Actions Pending.........................................-9-
         8F.      Title to Properties.....................................-9-
         8G.      Affiliates and Investments in Others.................. -10-
         8H.      Tax Returns and Payments...............................-10-
         8I.      Conflicting Agreements and Other Matters...............-10-
         8J.      Offering of Notes and Warrants.........................-10-
         8K.      ERISA..................................................-11-
         8L.      Governmental and Other Consents........................-11-
         8M.      Environmental Matters..................................-11-
         8N.      Financial Condition....................................-11-
         8O.      Disclosure.............................................-12-
         8P.      Proprietary Information of Third Parties...............-12-
         8Q.      Patents, Trademarks Etc................................-12-
         8R.      Brokers................................................-12-

9.       REPRESENTATIONS OF THE PURCHASER................................-12-
         9A.      Organization, etc......................................-12-
         9B.      Actions Pending........................................-13-
         9C.      Conflicting Agreements and Other Matters...............-13-
         9D.      Governmental and Other Consents........................-13-
         9E.      Brokers................................................-13-
         9F.      Nature of Transaction..................................-13-

10.      DEFINITIONS.....................................................-13-

11.      MISCELLANEOUS...................................................-18-
         11A.     Payments...............................................-18-
         11A.(1)  Payments in Respect of Notes...........................-18-
         11A.(2)  No Deduction or Set-off................................-18-
         11B.     Expenses...............................................-18-
         11C.     Indemnity..............................................-19-
         11D.     Consent to Amendments..................................-19-
         11E.     Survival of Representations and Warranties;
                  Entire Agreement.......................................-19-
         11F.     Successors and Assigns.................................-19-
         11G.     Disclosure to Other Persons............................-19-
         11H.     Notices................................................-20-
         11I.     Descriptive Headings...................................-20-
         11J.     Reproduction of Documents..............................-20-
         11K.     Governing Law..........................................-20-
         11L.     Counterparts...........................................-20-
         11M.     Replacement of Notes...................................-20-
         11N.     Compliance by Subsidiaries.............................-20-
         11O.     Severability...........................................-21-
         11P.     Termination............................................-21-
         11Q.     Construction...........................................-21-
         11R.     Brokerage..............................................-21-

                                          SCHEDULES AND EXHIBITS

                                            PURCHASER SCHEDULE

EXHIBIT A                 -   Form of Note

EXHIBIT B                 -   Form of Warrant

EXHIBIT C                 -   Wiring Instructions

EXHIBIT D                 -   Warrant Agreement

EXHIBIT E                 -   Registration Rights Agreement

EXHIBIT F                 -   Form of Opinion of Counsel to the Company

EXHIBIT G                 -   Form of Officers' Certificate

EXHIBIT H                 -   Form of Secretary's Certificate

EXHIBIT I                 -   Terms of Preferred Stock

SCHEDULE 5H               -   Use of Proceeds

SCHEDULE 8A               -   Foreign Qualifications
SCHEDULE 8B               -   Stock Ownership

SCHEDULE 8E               -   Litigation

SCHEDULE 8G               -   Affiliates and Investments in Others

SCHEDULE 8M               -   Environmental Matters

                             LUXTEC CORPORATION


                                                As of December 18, 1995


To:      Geneva Middle Market Investors, L.P.

Gentlemen:

         The undersigned, Luxtec Corporation, a Massachusetts corporation (the "Company"), agrees with you as follows:



1.      AUTHORIZATION AND RANKING.


          1. Authorization of Issue of Notes and Warranys.
          The Company will authorize the issue and sale of its Senior Subordinated Notes, in the aggregate principal amount of $1,000,000, to be dated the date of issue, to mature January 1, 2001, to bear interest on the unpaid principal balance from the date of issue until the principal shall have become due and payable at the rate of 8% per annum, payable annually in arrears, and to bear interest on overdue principal, and, to the extent permitted by law, overdue interest at the rate of 10% per annum, and to be substantially in the form of Exhibit A and will authorize the issue of warrants (collectively, the "Warrants") to be dated the date of issue, entitling the holder to purchase 450,000 shares of the Common Stock of the Company, par value $.01 per share (the "Common Stock") substantially in the form of Exhibit B. The notes issued pursuant to this Agreement and any notes which may be issued hereunder in substitution or exchange for such notes are collectively referred to as the "Notes".


          2. Ranking The Notes are to be subordinated to the Company's Senior Obligations, but will otherwise rank senior in priority of payment to all other Debt of the Company (whether now existing or hereafter incurred) that is subordinate to the Senior Obligations.


2.      PURCHASE AND SALE OF NOTES; CLOSING


          1. Purchase and Sale of Notes. Subject to the terms and conditions of this Agreement, the Company shall sell to you (the "Purchaser"), and the Purchaser shall purchase from the Company, Notes of the principal amounts, or aggregate principal amount, set forth after the Purchaser's name in the attached Purchasers Schedule at a price equal to 100% of such principal amount, registered in the Purchaser's name or that of the Purchaser's nominee or nominees specified in the Purchasers Schedule.


          2.  Closing.  The purchase and sale of the Notes shall take place at the offices of Sullivan & Worcester ("Special Counsel"), One Post Office Square, Boston, Massachusetts 02109, at a closing (the "Closing") to be held on December 18, 1995 or on such other date as the Purchaser and the Company may agree (the "Closing Date"). At the Closing, the Company will deliver to the Purchaser the Notes or Note to be purchased by it, against payment of the purchase price therefor by transfer of immediately available funds in accordance with the wiring instructions stated on Exhibit C.


3. CONDITIONS OF CLOSING. The Purchaser's obligation to purchase and pay for the Notes is subject to the fulfillment to their satisfaction or their written waiver, on or before the Closing Date, of the following conditions:


          1. Warrants and Registration Rights Agreement. The Company shall have executed and delivered the Warrants for the amount of Common Stock set forth after the Purchaser's name in the Purchasers Schedule, a Warrant Agreement substantially in the form of Exhibit D (the "Warrant Agreement") and a Registration Rights Agreement providing for registration of the resale by the Purchaser of the shares of Common Stock issuable upon exercise of the Warrants substantially in the form of Exhibit E (the "Registration Rights Agreement").

          2. Opinion of Company Counsel. The Purchaser shall have received an opinion from Bingham, Dana & Gould, dated the Closing Date, addressed to the Purchaser and in form and substance satisfactory to it covering the matters set forth in Exhibit F. To the extent that the opinion referred to in this paragraph 3B is rendered in reliance upon the opinion of any other counsel, the Purchaser shall have received a copy of the opinion of such other counsel, dated the Closing Date and addressed to it, or a letter from such other counsel, dated the Closing Date and addressed to it, authorizing it to rely on such other counsel's opinion.


          3. Representations and Warranties; Compliance; No Default (1) The representations and warranties contained in paragraph 8 shall be true on and as of the Closing Date both immediately before and after giving effect to the consummation of the transactions contemplated by this Agreement; no Default or no Event of Default shall have occurred or be continuing as of the Closing Date both immediately before and after giving effect to the consummation of the transactions contemplated by this Agreement; the Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with or by it on or prior to the Closing; and the Company shall have delivered to the Purchaser an Officers'
          Certificate in the form of Exhibit G, dated the Closing Date, certifying as to the matters set forth in this paragraph and the other matters set forth therein.

          3.  The  Company   shall  have   delivered  to  the  Purchaser  a
          certificate from its Secretary in the form of Exhibit H certifying as to its corporate documentation, the resolutions and other corporate proceedings relating to the authorization, execution and delivery of the Transaction Documents.


          4. Proceedings. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be satisfactory in substance and form to the Purchaser and its Special Counsel, and the Purchaser shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.


          5. Consent of Other Persons. The Company shall have received the written consent of all Persons whose consent is necessary for the transactions contemplated by this Agreement satisfactory in form and substance to the Purchaser.

          6. Appointment of Advisory Director. The Company shall have appointed a person designated by the Purchaser and reasonably acceptable to the Company, initially, James Goodman, as representative for the Purchaser, to serve as a non-voting advisory director to the
          Company, granting him the right to observe and participate in the Company's board of directors' meetings and discussions. Such non-voting advisory director shall not be compensated for his services as an advisory director but, consistent with the other directors, shall be reimbursed for expenses incurred in performing such services.


4. PREPAYMENT AND SCHEDULED REPAYMENT. The Notes may be prepaid only under the circumstances set forth in paragraph 4A and shall be repaid in accordance with paragraphs 4B and 4D or upon any acceleration of final maturity as provided in paragraph 7A.

          1. Optional Prepayment. The Company shall have the privilege at any time of prepaying the Notes at any time, without premium or penalty, at 100% of the principal amount, plus interest accrued thereon to the Settlement Date.


          2. Required Prepayment. (i) On any exercise of its Warrants by a holder, an aggregate principal amount of its Notes then outstanding, together with accrued interest, equal to the exercise price of such Warrants shall be prepaid and applied by the Company to the exercise price of the Warrants. If the Notes have been exchanged for Preferred Stock in accordance with paragraph 4E, then, on any exercise of its Warrants by a holder, such number of shares of its Preferred Stock with an aggregate Redemption Price, together with accrued dividends thereon, equal to the exercise price of such Warrants shall be surrendered to the Company and applied to the exercise price of the Warrants.

               (ii) Upon the merger or consolidation of the Company or any of its Subsidiaries or the sale, lease, transfer or other disposition of the Company's or any of its Subsidiary's assets to any Person or Persons, each Note then outstanding shall become due and payable at 100% of the principal amount thereof together with all interest accrued thereon except, that (a) any Subsidiary of the Company may merge or consolidate with or sell, lease, transfer or otherwise dispose of all or any of its assets to the Company or a Wholly-Owned Subsidiary of the Company (provided, that the Company or such Wholly-Owned Subsidiary shall be the continuing or surviving corporation and the acquiring or surviving entity is a corporation organized under the laws of, and having its principal place of business in, a state of the United States of America or the District of Columbia), (b) the Company may merge or consolidate with any other corporation provided the Company shall be the continuing or surviving corporation, and (c) the Company and its Subsidiaries may sell inventory in the ordinary course of business and dispose of fully depreciated, obsolete Fixed Assets for salvage or scrap and no such prepayment shall be required.


          3. Notice of Optional Prepayment. The Company shall give the Purchaser written notice of its intention to prepay the Notes, in whole or in part, pursuant to paragraph 4A at least 30 days and not more than 60 days prior to the Settlement Date, specifying the Settlement Date and stating that such prepayment is to be made pursuant to paragraph 4A. Upon the giving of such notice, the Called Principal as specified in such notice, together with interest thereon to the Settlement Date shall become due and payable on the Settlement Date. The Company may revoke notice given pursuant to this paragraph 4C by delivering written notice of such revocation to the Purchaser not later than 15 days prior to the Settlement Date, provided however, the Company may not revoke such notice of optional prepayment more than twice during the term of the Notes.


          4. Scheduled Payment of Notes. The Company shall, on January 1, 2001, repay in full all remaining principal and accrued interest then outstanding under the Notes.

          5. Exchange of Notes.  At any time before  December 31, 1996, the
          Company may, at the Company's option, require the Purchaser to exchange its Notes for shares of Preferred Stock of the Company with an aggregate Redemption Price equal to 100% of the principal amount of the Notes so exchanged together with accrued interest thereon, and having the rights, privileges and preferences set forth in Exhibit I.


5. AFFIRMATIVE COVENANTS


           1. Financial and Other Reporting by the Company. The Company will deliver to the Purchaser:

          2. within ninety (90) days after the end of each fiscal year of the Company a consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year and the related consolidated statements of income, stockholders' equity and cash flows for the fiscal year then ended, prepared in accordance with GAAP and certified by an Approved Auditor;

          3. within forty-five (45) days after the end of each fiscal quarter in each fiscal year (other than the last fiscal quarter in each fiscal year) a consolidated balance sheet of the Company and its Subsidiaries and the related consolidated statements of income, stockholders' equity and cash flows, unaudited but prepared in accordance with GAAP and certified by the chief financial officer of the Company, such consolidated balance sheet to be as of the end of such fiscal quarter and such consolidated statements of income, stockholders' equity and cash flows to be for such fiscal quarter and for the period from the beginning of the fiscal year to the end of such fiscal quarter, in each case with comparative statements for the corresponding period in the prior fiscal year;

          4. at the time of delivery of each annual financial statement pursuant to paragraph 5A(i), a certificate executed by the chief financial officer of the Company stating that such officer has caused this Agreement, the Notes and Warrants to be reviewed and has no knowledge of any default by the Company in the performance or observance of any of the provisions of this Agreement, the Notes or Warrants or, if such officer has such knowledge, specifying such default and the nature thereof; and

          5. promptly upon sending, making available or filing the same, all press releases, reports and financial statements that the Company sends or makes available to its stockholders or directors or files with the SEC.


          6. Inspection of Property. The Company shall permit and cause each of its Subsidiaries to permit the Purchaser and such persons as it may reasonably designate, at the Purchaser's expense, to visit and inspect any of the properties of the Company and its Subsidiaries, to examine their books and take copies and extracts therefrom, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with their officers, employees and public accountants (and the Company hereby authorizes said accountants to discuss with the Purchaser and such designees such affairs, finances and accounts), and to consult with and advise the management of the Company and its Subsidiaries as to their affairs, finances and accounts, all at reasonable times and upon reasonable notice.

          7. Corporate Existence, etc. Each of the Company and its Subsidiaries will at all times preserve and keep in full force and effect its corporate existence, and rights and franchises material to its business, and qualify and maintain its qualification to do business and good standing in any jurisdiction where the failure to do so individually or in the aggregate would have a Material Adverse Effect.


          8. Payment of Taxes and Claims

               1. The  Company  and each of its  Subsidiaries  will file all Tax returns required to be filed in any jurisdiction and pay any Taxes shown to be due and payable on such returns and all other Taxes imposed upon them or any of their properties or assets or in respect of any of their franchises, business, income, sales and services, or profits when the same become due and payable, but in any event before any penalty or interest accrues thereon, and all claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or might become a Lien upon any of their properties or assets, provided that no such Tax or claim need be paid if (i) it is being contested in good faith by appropriate proceedings promptly initiated and diligently conducted and if such reserves or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor and (ii) the failure to pay such Tax or claim would not, if such contest were adversely determined, have a Material Adverse Effect.

               2. The Company will not consent to or permit the filing of or be a party to any consolidated income tax return on behalf of itself or any of its Subsidiaries with any Person (other than a consolidated return that includes solely the Company and its Subsidiaries).


          9. Compliance with Laws, etc. Each of the Company and its Subsidiaries will comply with the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority (including, without limitation, the Occupational Safety and Health Act of 1970, as amended, ERISA and all Environmental Laws), the violation of which would either individually or in the aggregate have a Material Adverse Effect and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failure to obtain or maintain in effect such licenses, permits, franchises and other governmental authorizations would not, individually and in the aggregate, have a Material Adverse Effect.


          10. Maintenance of Properties and Leases. Each of the Company and its Subsidiaries will maintain, in good repair and working order and condition (other than ordinary wear and tear) all properties used or useful in their respective businesses, and from time to time make or cause to be made all appropriate repairs, renewals, replacements, additions and improvements thereof as needed and comply in all material respects with the provisions of all leases or licenses under which it leases or licenses any such properties.

          11. Insurance. Each of the Company and its Subsidiaries will maintain, with financially sound and reputable insurers, insurance with respect to its properties and business of such type and in such forms and amounts and against such risks as is reasonable and prudent in the circumstances and in any event as are customarily insured against by Persons of like size and established reputation engaged in the same or similar business and similarly situated.


          12. Use of Proceeds. Each of the Company and its Subsidiaries will use the proceeds of the sale of the Notes only as designated on
          Schedule 5H and not for any purpose which would violate any applicable law or governmental regulation or which is otherwise prohibited under paragraph 8J.


          13. Environmental Compliance. Each of the Company and its Subsidiaries will (i) obtain and maintain, all permits, licenses, and other authorizations that are required under all Environmental Laws, and (ii) comply with all terms and conditions of all such permits, licenses, and authorizations and with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules, and timetables contained in all Environmental Laws or in any regulation, ordinance, code, plan, order, decree, judgment, injunction, notice, or demand letter issued, entered, promulgated, or approved thereunder, except to the extent that failure so to do does not have a Material Adverse Effect and (iii) operate all property owned or leased by it such that no claim or obligation, including a clean-up obligation, which would have a Material Adverse Effect, shall arise under any Environmental Law, and if any claim is made against the Company or any of its Subsidiaries or any such obligation shall arise (regardless of whether such claim or obligation would have a Material Adverse Effect) under any Environmental Law, the Company or such Subsidiary at its own cost and expense, shall timely satisfy such claim or obligation.


               14. Maintenance of Books and Records. Each of the Company and its Subsidiaries will do the following: (i) keep proper records and books of account with respect to its business activities in which proper entries are made in the ordinary course of all dealings or transactions of or in relation to its business and affairs; (ii) set up on its books adequate reserves with respect to all Taxes, assessments, charges, levies and claims; and (iii) set up on its books reserves against doubtful accounts receivable, advances and all other proper reserves (including reserves for depreciation, obsolescence or amortization of its property). All determinations pursuant to this paragraph 5J shall be made in accordance with, or as required by, GAAP reflecting all of the Company's and its Subsidiaries' financial transactions.

          15. Preemptive  Rights.  The Company shall, prior to any issuance by the Company of any of its securities (other than debt securities with no equity feature), offer to the Purchaser by written notice the right, for a period of 20 days, to purchase the Purchaser's pro rata share of such securities based on the Purchaser's portion of the outstanding Common Stock of the Company (or if the Purchaser has not fully exercised its Warrants, based upon the Purchaser's portion of the outstanding Common Stock of the Company plus the number of shares of Common Stock of the Company which the Purchaser would then be entitled to purchase upon exercise of its Warrants, but in any event exclusive of any shares of Common Stock of the Company acquired by the Purchaser other than by exercise of its Warrants or rights granted under this paragraph 5K), for cash at an amount equal to the price or other consideration for which such securities are to be issued;
          provided, however, that the preemptive rights of the Purchaser pursuant to this paragraph 5K shall not apply to securities issued (i) as a stock dividend or upon any subdivision of shares of Common Stock, provided that the securities issued pursuant to such stock dividend or subdivision are limited to additional shares of Common Stock, (ii) pursuant to the Warrants or subscriptions, warrants, options, convertible securities, or other rights which are listed in Schedule 8B as being outstanding on the Closing Date, (iii) solely in consideration for the acquisition (whether by merger or otherwise) by the Company or any of its Subsidiaries of all or substantially all of the stock or assets of any other entity, (iv) pursuant to a firm commitment or best efforts underwritten public offering, (v) pursuant to that certain Agreement of Merger and Plan of Reorganization, dated as of June 28, 1995, by and among the Company, Luxtec CD Acquisition Co. Inc., Cardiodyne, Inc., Paul Epstein and Patrick G. Phillips, (vi) pursuant to any employee benefit plan or to any director or consultant to the Company in exchange for personal services, and (vii) upon the exercise of any right which was not itself in violation of the terms of this paragraph 5K. The Company's written notice to the Purchaser shall describe the securities proposed to be issued by the Company and specify the number, price and payment terms. The Purchaser may accept the Company's offer as to the full amount of its pro rata share or any lesser number, by written notice thereof given by it to the Company prior to the expiration of the aforesaid 30 day period, in which event the Company shall promptly sell and the Purchaser shall buy, upon the terms specified, the number of securities agreed to be purchased by the Purchaser. The Company shall be free at any time prior to 180 days after the date of this notice of offer to the Purchaser, to offer and sell to any third party or parties the number of such securities not agreed by the Purchaser to be purchased by it, at a price and on payment terms no less favorable to the Company than those specified in such notice of offer to the Purchaser. However, if such third party sale or sales are not consummated within such 180 day period, the Company shall not sell such securities as shall not have been purchased within such period without again complying with this paragraph 5K.


6.      NEGATIVE COVENANTS


          1.   Transactions   with   Afffiliates.   The   Company  and  its
          Subsidiaries   will  not  directly  or   indirectly,   engage  in  any
          transaction (including, without limitation, the purchase, sale or exchange of assets or the payment of salary, bonuses and other compensation for services rendered) with any present or former stockholder, officer or Affiliate (other than the Company or another Wholly-Owned Subsidiary), or to any successor, assign, Affiliate or transferee thereof, except upon commercially reasonable terms which are no less favorable to the Company or such Subsidiary than those which might be obtained at arms' length between unaffiliated parties.

7.      EVENTS OF DEFAULT


          1. Acceleration. If any of the following events shall occur or conditions shall exist and be continuing for any reason whatsoever while the Notes are outstanding, and whether such occurrence or condition shall be voluntary or involuntary or come about or be effected by operation of law or otherwise (any such occurrence or condition and continuance shall constitute an "Event of Default"):
             1. the Company defaults in the payment of any principal of any Note when the same becomes due, whether by the terms thereof or otherwise as provided by the terms of this Agreement; or
             2. the Company defaults in the payment of any interest on any Note when the same shall become due, either by the terms thereof or otherwise as provided by the terms of this Agreement and such default continues for 10 days after notice from the Purchaser; or
             3. any representation or warranty made by the Company in the Transaction Documents, or in any writing furnished in connection with or pursuant to this Agreement shall be false, incorrect or misleading in any material adverse respect as of the date when made; or
             4. the  Company or any  Subsidiary  fails to perform or observe any other agreement, term or condition of any of the Transaction Documents and such failure shall not be remedied within 30 days of written note of such failure (or such additional time, up to 180 days, as is reasonably required to cure such failure if the same is not capable of cure within 30 days despite the use of all reasonable efforts by the Company and/or its Subsidiary to do so); or
             5. the Company or any Subsidiary voluntarily or involuntarily
             suspends or  discontinues   operations  (other  than  temporary
             shutdowns in accordance with customary business practices); or liquidates all or substantially all of its assets; or is generally not paying, or admits in writing that it is not able to pay, its debts as such debts become due or otherwise becomes insolvent; or files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction; or makes an assignment for the benefit of its creditors; or consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property; or takes corporate action for the purpose of any of the foregoing; or
             6. a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation, dissolution or winding up of the Company or any Subsidiary or to take advantage of any bankruptcy or insolvency law of any jurisdiction is filed against the Company or any Subsidiary without the consent or other acquiescence of the Company or such Subsidiary and such petition is not dismissed within 30 days; or
             7. a Governmental  Authority  enters an order  appointing, without consent by the Company or any Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief of reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any Subsidiary, and such order remains unstayed and in effect for 30 days; then (a) if such occurrence or continuance is an Event of Default specified in subparagraph (v), (vi) or (vii) of
             this   paragraph  7A,  each  Note  at  the  time   outstanding
             shall automatically  become due and payable at 100% of the
             principal  amount thereof   together  with  all  interest   accrued
             thereon,   without presentment,  demand,  protest or notice of any
             kind, all of which are expressly waived by the Company; (b) if such occurrence or continuance is any other Event of Default, the Purchaser may at its option declare each Note to be, and each Note shall thereupon be and become, immediately due and payable at 100% of the principal amount thereof together with all interest accrued thereon with respect to each Note, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Company.

          2. Other Remedies.. If any one or more Defaults or Events of Default shall occur and be continuing, irrespective of whether any Notes have become or have been declared immediately due and payable, the Purchaser may proceed to protect and enforce its rights under the Transaction Documents by exercising such remedies as are available to the Purchaser in respect thereof under applicable law, either by suit in equity or by action at law or by any other appropriate proceeding, whether for specific performance of any covenant or other agreement contained in a Transaction Document or in aid of the exercise of any power granted in a Transaction Document, in such order as the Purchaser may determine in its sole discretion. No remedy conferred in a Transaction Document upon the Purchaser is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute or otherwise. No course of dealing or failure or delay by the Purchaser in exercising any right, power or remedy under a Transaction Document or any other document executed in connection therewith shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or remedy preclude any other right or remedy hereunder or thereunder.


8. REPRESENTATION AND WARRANTIES. The Company represents and warrants that:


          1.   Organization,   etc.  The  Company  is  a  corporation  duly
          organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, each of its Subsidiaries is duly organized and validly existing and in good standing under the laws of the jurisdiction of its incorporation as set forth in Schedule 8A and each of the Company and its Subsidiaries has all requisite corporate power and authority to own, operate and lease its property and to carry on its business as now being conducted and to execute, deliver and perform each Transaction Document and issue and sell the Notes. The Company and each of its Subsidiaries is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the failure to be so would, individually or in the aggregate, have a Material Adverse Effect. Schedule 8A sets forth each jurisdiction in which the Company or any of its Subsidiaries is qualified or authorized to do business as a foreign corporation. Each Transaction Document has been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and delivered by authorized officers of the Company and are the legal, valid and binding obligations of the Company, and, subject to bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement or priority of creditors' rights generally, now or hereafter in effect, and subject to the provision that equitable remedies shall be within the discretion of the court having jurisdiction to exercise the same, are enforceable in accordance with their respective terms.

          2. Authorized Capital Stock and Stock Ownership. The authorized capital stock of the Company consists of 10,000,000 shares of Common Stock. Immediately prior to the Closing, 2,443,898 shares of Common Stock will be validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof. All of the outstanding capital stock of the Company is validly issued, fully paid and non-assessable. Except as set forth in
          Schedule 8B, no Person or group of Persons (including all directors and executive officers as a group) owns beneficially or of record more than 5% of the Voting Stock of the Company. There are no Subsidiaries of the Company other than those listed in Schedule 8A. All of the outstanding capital stock of each of the Subsidiaries is validly issued and, except as set forth in Schedule 8B, fully paid and non-assessable, and is 100% owned directly by the Company or, if not, is owned by the Persons and in the amounts listed on Schedule 8B, which Persons collectively, with the Company, own 100% of the issued and outstanding shares of capital stock of each such Subsidiary, and all such capital stock owned by the Company or any other Subsidiary is owned free and clear of any Lien of any kind and the Company or such other Subsidiary has the right, subject only to limitations imposed by applicable law to receive dividends and distributions on such capital stock. Except as set forth in Schedule 8B, the Company and its Subsidiaries do not have outstanding any rights, options, warrants or other agreements which would require them to issue any additional shares of their capital stock.


          3. Business; Financial Statements; No Changes. The Company has furnished the Purchaser with the audited consolidated balance sheets of the Company and its Subsidiaries as of October 31 in each of the years 1993 and 1994 and the related consolidated statements of operations and stockholders' equity for the periods of twelve months ended on each such date and with the unaudited consolidated balance sheet of the Company and its Subsidiaries as of July 31, 1995 and the related consolidated statements of operations and stockholders' equity for the three months ended on such date. The financial statements referred to in this paragraph 8C, including any related schedules and/or notes (the "Financial Statements"), are true and correct in all material respects, have been prepared in accordance with GAAP and show all liabilities of the Company and its Subsidiaries required to be shown therein in accordance with such principles. The balance sheets included in the Financial Statements fairly present the condition of the Company and its Subsidiaries on a consolidated basis as at the dates thereof, and the statements of operations and stockholders' equity included in the Financial Statements fairly present the results of the operations and the stockholders' equity of the Company and its Subsidiaries on a consolidated basis for the periods indicated. Since October 31, 1994, there have been no developments or changes affecting the business, assets, liabilities, condition (financial or otherwise) of the Company or any of its Subsidiaries which has had or, could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

          4. Events Subsequent to the Date of the Financial Statements. Except pursuant to the merger described in the Joint Proxy Statement and except pursuant to a Loan and Security Agreement, dated as of October 20, 1995 by and between the Company and the First National Bank of
          Boston, since October 31, 1994 the Company has not (i) issued any stock, bond or other corporate security, (ii) borrowed any amount or incurred or become subject to any liability (absolute, accrued or contingent), except for current liabilities incurred and liabilities under contracts entered into in the ordinary course of business, (iii) discharged or satisfied any Lien or incurred or paid any obligation or liability (absolute, accrued or contingent) other than current liabilities shown on the Financial Statements or disclosed in the Joint Proxy Statement and current liabilities incurred since October 31, 1994 in the ordinary course of business, (iv) declared or made any payment or distribution to stockholders or purchased or redeemed any share of its capital stock or other security, (v) mortgaged, pledged or subjected to a Lien any of its assets, tangible or intangible, other than Liens of current real property taxes not yet due and payable, (vi) sold, assigned or transferred any of its tangible assets except in the ordinary course of business, or canceled any Debt or claim, (vii) sold, assigned, transferred or granted any exclusive license with respect to any patent, trademark, trade name, service mark, copyright, trade secret or other intangible asset, (viii) suffered any loss of property or waived any right of substantial value whether or not in the ordinary course of business, (ix) made any change in officer compensation except in the ordinary course of business and consistent with past practice, (x) made any material change in the manner of business or operations of the Company, (xi) entered into any transaction except in the ordinary course of business or as otherwise contemplated hereby or (xii) entered into any commitment (contingent or otherwise) to do any of the foregoing.


          5. Actions Pending. Except as set forth on Schedule 8E, there are no actions, suits, investigations or proceedings pending or, to the knowledge of the Company threatened, against the Company or any of its Subsidiaries, or any properties or rights of the Company or any of its Subsidiaries, by or before any court, arbitrator or administrative or governmental body other than those which individually and in the aggregate do not and will not, in the future have a Material Adverse Effect.


          6. Title to Properties. Each of the Company and its Subsidiaries has good and marketable title to its real properties (other than properties which it leases) and good title to all of its other properties and assets, including the properties and assets reflected in the balance sheet as of October 31, 1994 included in the Financial Statements and those acquired pursuant to the merger described in the Joint Proxy Statement (other than properties and assets disposed of since such date in the ordinary course of business), subject to no Lien of any kind except Liens for current Taxes not yet due and payable and minor imperfections of title, if any, which could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. The Company and each of its Subsidiaries enjoys peaceful and undisturbed possession under all leases necessary in any material respect for the conduct of their respective businesses as now conducted and to the best of the Company's knowledge, all such leases are valid and subsisting and are in full force and effect.

          7. Affiliates and Investments. Except as set forth on Schedule 8G, the Company and its Subsidiaries have no Affiliates and do not own any stock or securities or have any beneficial or equity interest in any Person other than ownership of stock or securities of a Person of a class publicly traded on a national securities exchange representing not more than 5% of the total combined voting power of all classes of Voting Stock of such Person or more than 5% of beneficial or equity interest in such Person.


          8. Tax Returns and Payments. Each of the Company and its Subsidiaries has filed all Federal, State, local and foreign income tax returns, franchise tax returns, real and personal property tax returns and other tax returns required by law to be filed by or on its behalf of or with respect to its properties or assets, and all Taxes, assessments and other governmental charges imposed upon the Company and any of its properties, assets, income or franchises which are due and payable have been paid, other than those presently payable without penalty or interest and those presently being contested in good faith by appropriate proceedings diligently conducted and for which such reserves or other appropriate provisions, if any, as may be required by GAAP have been made. The changes, accruals and reserves on the books of the Company and its Subsidiaries in respect of any Taxes for all periods are adequate and the Company knows of no unpaid assessment for additional Taxes for any period or any basis for any such assessment for which adequate provision has not been made in its accounts. No charges or Taxes will be imposed by any Governmental Authority on the execution, delivery or enforcement of the Transaction Documents and the issue and sale of the Notes and the Warrants or any transfer of the Notes or the Warrants.


          9. Conflicting Agreements and Other Matters. Neither the Company nor any Subsidiary is in violation of any term of its charter or by-laws, or in violation or breach of any term of any agreement (including any agreement with stockholders), instrument, order, judgment, decree, statute, law, rule or regulation to which it is subject, the consequences of which violation or breach are reasonably likely to have a Material Adverse Effect. The execution and delivery of the Transaction Documents, and the offering, issuance and sale of the Notes and the Warrants, and fulfillment of and compliance with the terms and provisions of the Transaction Documents, do not and will not conflict with the provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of the Company or any of its Subsidiaries pursuant to, the charter or by-laws of the Company or any of its Subsidiaries, any award of any arbitrator or any agreement (including any agreement with stockholders), instrument, order, judgment, decree, statute, law, rule or regulation to which the Company or any of its Subsidiaries is subject. Neither the Company nor any of its Subsidiaries is a party to, or otherwise subject to any provision contained in, any instrument evidencing Debt, any agreement relating thereto or any other contract or agreement (including its charter) which limits the amount of, or otherwise imposes restrictions on the incurring of the Debt of the Company to be evidenced by the Notes which has not been waived or otherwise complied with in connection with the issuance of the Notes.

          10. Offering of Notes and Warrants. Neither the Company nor any agent acting on its behalf has, directly or indirectly, offered the Notes or the Warrants or any similar security of the Company for sale to, or solicited any offers to buy the Notes or the Warrants or any similar security of the Company from, or otherwise approached or negotiated with respect thereto with, any Person other than the Purchaser, and neither the Company nor any agent acting on its behalf has taken or will take any action which would subject the issuance or sale of the Notes or the Warrants to the provisions of Section 5 of the Securities Act or to the registration provisions of any securities or Blue Sky law of any applicable jurisdiction.


          11. ERISA. The Company and each ERISA Affiliate has operated and administered each Plan operated and administered by it in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.


          12. Governmental and Other Consents. Neither the nature of the Company nor any of its Subsidiaries, nor any of their businesses or properties, nor any relationship between the Company or any Subsidiary and any other Person, nor any circumstance in connection with the execution and delivery of any Transaction Document, or the offering, issuance, sale or delivery of the Notes or the Warrants is such as to require any authorization, consent, approval, exemption or any action by or notice to or filing with any Governmental Authority or any other Person (other than the Company's Board of Directors) in connection with the execution and delivery of the Transaction Documents and the offering, issuance, sale or delivery of the Notes and the Warrants (other than any filing required in connection with an exemption from the registration requirements of any federal or state securities laws) or fulfillment of or compliance with the terms and provisions of the Transaction Documents.


          13. Environmental Matters. Neither the Company nor any Subsidiary has any knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim, against any of them or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environment Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed in
          Schedule 8M:

                         1. neither the Company nor any Subsidiary has knowledge
                    of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;
                         2. neither the Company nor any Subsidiary has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them in a manner contrary to any Environmental Laws or has disposed of any Hazardous Materials in a manner contrary to any Environmental Laws, in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and
                         3. to the best of the Company's knowledge, all buildings on all real properties now owned, leased or operated by the Company or any Subsidiary are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.


          14. Financial Condition. After giving effect to the transactions contemplated hereby, (i) the aggregate present fair saleable value of the assets of the Company will be greater than the amount that will be required to pay the probable liabilities of the Company on its debts, including contingent liabilities, as they become absolute and mature;
          (ii) the Company has (and has no reason to believe that it will not have) sufficient capital for the conduct of its business; and (iii) the Company does not intend to incur, and does not believe it has incurred, debts beyond its ability to pay as they mature.


          15. Disclosure. No Transaction Document nor any other document, certificate or statement furnished to the Purchaser by or on behalf of the Company in connection herewith contains any untrue statement of a material fact or, to the best of the Company's knowledge, omits to state a material fact necessary in order to make the statements contained herein and therein in light of the circumstances under which they were made not misleading.


          16. Proprietary Information of Third Parties. To the best of the Company's knowledge, no third party has claimed or has reason to claim that any person employed by or affiliated with the Company has (a) violated or may be violating any of the terms or conditions of his employment, non-competition or nondisclosure agreement with such third party, (b) disclosed or may be disclosing or utilized or may be utilizing any trade secret or proprietary information or documentation of such third party or (c) interfered or may be interfering in the employment relationship between such third party and any of its present or former employees. No third party has requested information from the Company which suggests that such a claim might be contemplated. To the best of the Company's knowledge, no person employed by or affiliated with the Company has employed or proposes to employ any trade secret or any information or documentation proprietary to any former employer, and to the best of the Company's knowledge, no person employed by or affiliated with the Company has violated any confidential relationship which such person may have had with any third party, in connection with the development, manufacture or sale of any product or proposed product or the development or sale of any service or proposed service of the Company, and the Company has no reason to believe there will be any such employment or violation.

          17. Patents, Trademarks Etc. The Company owns or possesses adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, manufacturing processes, formulae, trade secrets and know how (collectively, "Intellectual Property") necessary or desirable to the conduct of its business as conducted and as proposed to be conducted, and no claim is pending or, to the best of the Company's knowledge, threatened to the effect that the operations of the Company infringe upon or conflict with the asserted rights of any other person under any Intellectual Property, and there is no basis for any such claim (whether or not pending or threatened). No claim is pending or threatened to the effect that any such Intellectual Property owned or licensed by the Company, or which the Company otherwise has the right to use, is invalid or unenforceable by the Company, and, to the best of the Company's knowledge, there is no basis for any such claim (whether or not pending or threatened). The Company has not granted or assigned to any other person or entity any right to manufacture, have manufactured, assemble or sell the products or proposed products or to provide the services or proposed services of the Company.


          18. Brokers. The Company has no contract, arrangement or understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement other than Wax & Company, Inc.


9. REPRESENTATIONS OF THE PURCHASER.  The Purchaser represents that:

          1. Organization; etc. The Purchaser is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own, operate and lease its property and to carry on its business as now being conducted and to execute, deliver and perform each Transaction Document and to purchase the Notes. The Purchaser is duly qualified and in good standing as a foreign limited partnership authorized to do business in each jurisdiction in which the failure to be so would, individually or in the aggregate, have a Material Adverse Effect. Each Transaction Document has been duly authorized by all necessary partnership action on the part of the Purchaser, has been duly executed and delivered by the Purchaser and are the legal, valid and binding obligations of the Purchaser, and, subject to bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement or priority of creditors' rights generally, now or hereafter in effect, and subject to the provision that equitable remedies shall be within the discretion of the court having jurisdiction to exercise the same, are enforceable in accordance with their respective terms.


          2. Actions Pending. There are no actions, suits, investigations or proceedings pending or, to the knowledge of the Purchaser threatened, against the Purchaser or any properties or rights of the Purchaser, by or before any court, arbitrator or administrative or governmental body.

          3. Conflicting Agreememts and Other Matters. The Purchaser is not in violation of any term of its Certificate of Limited Partnership or Agreement of Limited Partnership, or in violation or breach of any term of any agreement, instrument, order, judgment, decree, statute, law, rule or regulation to which it is subject, the consequences of which violation or breach are reasonably likely to have a material adverse effect. The execution and delivery of the Transaction Documents, and the purchase of the Notes and the Warrants, and fulfillment of and compliance with the terms and provisions of the Transaction Documents, do not and will not conflict with the provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of the Purchaser pursuant to, its Certificate of Limited Partnership or Agreement of Limited Partnership, any award of any arbitrator or any agreement, instrument, order, judgment, decree, statute, law, rule or regulation to which the Purchaser is subject.


          4.  Governmental  and  Other  Consents.  Neither  the  nature  of  the
          Purchaser, nor any of its businesses or properties, nor any relationship between the Purchaser and any other Person, nor any circumstance in connection with the execution and delivery of any Transaction Document, or the purchase of the Notes or the Warrants is such as to require any authorization, consent, approval, exemption or any action by or notice to or filing with any Governmental Authority or any other Person in connection with the execution and delivery of the Transaction Documents and the purchase of the Notes and the Warrants or fulfillment of or compliance with the terms and provisions of the Transaction Documents.


          5.   Brokers.   The  Purchaser   has  no  contract,   arrangement   or
          understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement.


          6. Nature of Transaction. (i) The Purchaser is an "accredited investor" within the meaning of Rule 501 under the Securities Act and was not organized for the specific purpose of acquiring the Notes or Warrants or its purchase of the Notes and Warrants is otherwise exempt from the registration requirements of the Securities Act; (ii) it has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof; (iii) it has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management; (iv) the Notes and Warrants being purchased by it are being acquired for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof; and (v) it understands that (a) the Notes and Warrants have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Rule 505 or 506 promulgated under the Securities Act, (b) the Preferred Stock, if issued in exchange for the Notes and the Common Stock issued upon exercise of the Warrants, must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, (c) the certificates evidencing such Preferred Stock and such Common Stock will bear a legend to such effect and (d) the Company will make a notation on its transfer books to such effect.

10. DEFINITIONS. For the purposes of this Agreement, the following terms shall have the respective meanings specified with respect thereto:

     "Affiliate" means as to any Person, any other Person directly or indirectly
(i) controlling, controlled by, or under direct common control with, such Person or (ii) owning 5% or more of the beneficial interest or Voting Stock of such Person as well as, in the case of an individual, such individual's spouse, issue, parents, siblings and issue of siblings (in each case by blood, adoption or marriage). A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

     "Agreement" has the meaning specified in paragraph 11C.

     "Approved Auditor" means Deloitte & Touche, Arthur Andersen & Co., Coopers & Lybrand, Ernst & Young, KPMG Peat Marwick or Price Waterhouse.

     "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in Boston, Massachusetts are required or authorized to be closed.

     "Capitalized Lease" means, as applied to any Person, any lease of any property (whether real, personal or mixed) by such Person which would, in accordance with GAAP, be required to be classified and accounted for as a capitalized lease on a balance sheet of such Person, other than, in the case of the Company, any such lease under which the Company is the lessor.

     "Capitalized   Lease  Obligation"  means  any  rental  obligation  under  a
Capitalized Lease taken at the amount thereof accounted for as indebtedness (net of interest expense) in accordance with GAAP.

     "Called Principal" means, with respect to any Note, the unpaid principal of such Note which is to be prepaid pursuant to paragraph 4C.

     "Closing" and "Closing Date" have the meanings specified in paragraph 2B.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time and the rules and regulations promulgated thereunder as from time to time in effect.

     "Company" has the meaning specified in the first paragraph of this Agreement.

     "Consolidated Group" means the Company and its Subsidiaries taken as a whole.

     "Debt" means, as applied to any Person without duplication, (i) obligations of such Person for borrowed money, (ii) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations of such Person to pay the deferred purchase price of property or services, (iv) Capitalized Lease Obligations of such Person, (v) obligations of such Person to purchase securities or other property that arise out of or in connection with the sale of the same or substantially similar securities or property, (vi) obligations of such Person to reimburse any other Person in respect of amounts paid under a letter of credit or similar instrument, (vii) obligations with respect to interest rate and currency swaps and similar obligations requiring such Person to make payments, whether periodically or upon the happening of a contingency, except that if any agreement relating to such obligations provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligations shall be the net amount thereof, (viii) any obligations secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured
by) a Lien on any asset of such Person, whether or not such obligation is assumed by such Person, (ix) any recourse obligations of such Person in connection with a sale of receivables, (x) obligations of such Person to make payment for any products, materials or supplies or for any transportation or services regardless of the non-delivery or non-furnishing thereof, (xi) Guaranties by such Person of Debt of others, (xii) any outstanding Preferred Stock of a Subsidiary of such Person (other than Preferred Stock owned beneficially and of record by such Person) and any outstanding Redeemable Stock of such Person and (xiii) any other items (excluding Trade Payables and, other than obligations described in clause (x) of this paragraph, items of contingency reserves or reserves for deferred income Taxes or other reserves to the extent such reserves do not represent an obligation) which in accordance with GAAP would be shown on the liabilities side of the balance sheet of such Person.

     "Default" means any occurrence or condition which with the giving of notice or the passage of time, or both, would be an Event of Default.

     "Environmental Laws"means any and all Federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time and the rules and regulations promulgated thereunder as from time to time in effect.

     "ERISA Affiliate", for Plan purposes, means, with respect to any Person, any trade or business, whether or not incorporated, which, is treated as a single employer together with such person under Section 414 of the Code.

     "Event of Default" has the meaning specified in paragraph 7A.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Financial Statements" has the meaning specified in paragraph 8C.

     "Fixed Assets" means all assets of the Company which are classified as "property, plant and equipment" on its balance sheet in accordance with GAAP.

     "GAAP" means accounting principles generally accepted in the United States applied on a consistent basis throughout the relevant periods.

     "Governmental Authority" means (a) the governments of (i) the United States of America and (ii) any state or other jurisdiction in which the Company or any Subsidiary is organized or conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, and
(b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such governments.

     "Guaranty", as applied to any Person, means any direct or indirect liability, contingent or otherwise, of such Person with respect to any indebtedness, lease, dividend or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business) or discounted or sold with recourse by such Person, or in respect of which such Person is otherwise directly or indirectly liable, including, without limitation, any such obligation in effect guaranteed by such Person through any agreement (contingent or otherwise) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to advance to or provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain the working capital, equity capital, net worth, solvency or any balance sheet or other financial condition of the obligor of such obligation, or to make payment for any securities, products, materials or supplies or for any transportation or services regardless of the non-delivery or nonfurnishing thereof, in any such case if the purpose or intent of such agreement is to provide assurance that such obligation will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected against loss in respect thereof. The amount of any Guaranty shall be equal to the amount of the obligation guaranteed.

     "Hazardous Materials" means any substance: (a) the presence of which requires notification, investigation, monitoring or remediation under any Environmental Law; (b) which is defined as a "hazardous waste", "hazardous material", "hazardous substance" or "toxic substance" under any Environmental Law, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.) and any other applicable federal, state or local statutes or ordinances and the regulations promulgated thereunder; or (c) without limitation, which contains gasoline, diesel fuel or other petroleum products, natural gas, natural gas liquids, liquefied natural gas or synthetic gas, asbestos or polychlorinated biphenyls.

     "Impermissible Qualification" means, with respect to the opinion or report of the Approved Auditor as to any financial statements supplied under paragraph 8C, any qualification or exception to such opinion or certification which is of a "going concern" or similar nature; indicates that the scope of the examination of matters relevant to such financial statements was limited to an extent not consistent with generally accepted auditing standards.

     "Joint Proxy Statement" means the Joint Proxy Statement of the Company and Cardiodyne, Inc. dated September 21, 1995.

     "Lien" means any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute, court decision or contract, and including, without limitation, any mortgage, pledge, security interest, encumbrance, lien, purchase option, call or right, or charge of any kind (including any agreement to give or permit any of the foregoing), any conditional sale or other title retention agreement, any Capitalized Lease, and the filing of or agreement to give or permit the filing on its behalf of any financing statement under the Uniform Commercial Code or personal property security legislation of any jurisdiction.

     "Material Adverse Effect" means, (i) any material adverse effect on the Company's business, assets, liabilities, financial condition or results of operations, (ii) any material adverse effect on the Consolidated Group's business, assets, liabilities, financial condition or results of operations on, where appropriate, a consolidated basis in accordance with GAAP, and (iii) any adverse effect, WHETHER OR NOT MATERIAL, on the binding nature, validity or enforceability of any Transaction Document as the obligation of the Company or any material adverse effect on the ability of the Company to perform its obligations under any Transaction Document.

     "Note" and "Notes" have the meaning specified in paragraph 1A.

     "Officers' Certificate" means a certificate signed in the name of the Company by any two Senior Officers of the Company.

     "Person" means and includes an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, a government or any department or agency thereof, and any other form of business organization (whether or not a legal entity).

     "Preferred Stock" means any Redeemable Stock and any other class or series of capital stock that has a priority as to the payment of any dividends or distributions over the holders of common stock.

     "Plan" means an "employee pension benefit plan" (as defined in section 3(2) of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any of its Related Persons.

     "Purchaser" has the meaning specified in paragraph 2A and shall include any Transferee.

     "Qualified Offering" has the meaning specified in the Warrant Agreement.

     "Redeemable Stock" means any class or series of capital stock which has fixed payment obligations or is redeemable at the option of the holder unless such fixed payment obligations or repurchase obligations on exercise of such redemption option can be satisfied, at the election of the issuer, through the issuance of shares of its common stock.

     "Redemption Price" has the meaning specified in Exhibit I.

     "SEC" means the United States Securities and Exchange Commission, or any governmental body or agency hereafter succeeding to the functions of such Securities and Exchange Commission in the administration of the Securities Act and/or the Exchange Act.

     "Securities Act" means the Securities Act of 1933, as amended from time to time and the rules and regulations promulgated thereunder from time to time in effect.

     "Senior Obligations" means the amounts owing to the First National Bank of Boston pursuant to a Loan and Security Agreement dated as of October 20, 1995 by and between the Company and the Bank of Boston providing for a credit facility in the principal amount of $3,250,000 and other Debt (having no equity features) for money borrowed from institutional lenders.

     "Senior Officer" means the President, Chief Executive Officer, any Vice President, Chief Financial Officer, Treasurer, principal Accounting Officer, Controller of the Company or any other person, whether or not an officer, who performs similar functions, on behalf of the Company.

     "Settlement  Date" means,  with respect to any Note, the date of which such
Note is to be prepaid in whole or in part pursuant to paragraph 4C.

     "Special Counsel" has the meaning specified in paragraph 2B.

     "Subsidiary" shall mean as to any Person (i) of which such Person shall, at the time as of which any determination is being made, own, either directly or indirectly through its other Subsidiaries, more than (x) 50% of the total combined voting power of all classes of the Voting Stock and (y) 50% of the beneficial interest and (ii) any partnership, association, joint venture or other form of business organization, whether or not it constitutes a legal entity which such Person shall, at the time the determination is being made, own directly or indirectly through its other Subsidiaries, own more than 50% of the equity interest at the time and which does not ordinarily take major business actions without the prior approval of such Person. Unless the context otherwise clearly requires any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

     "Taxes" means any and all present or future taxes, assessments, stamps, duties, fees, levies, imposts, deductions, withholdings or other governmental charges of any nature whatsoever and any liabilities with respect thereto, including any surcharge, penalties, additions to tax, fines or interest thereon, now or hereafter imposed, levied, collected, withheld or assessed by any government or taxing authority of any country or political subdivision of any country or any international taxing authority.

     "Trade Payables" means amounts payable by the Company or any of its Subsidiaries to suppliers (not Affiliates) of goods and services incurred in the ordinary course of business.

     "Transaction Documents" means this Agreement, the Notes, the Registration Rights Agreement and the Warrants.

     "Transferee" means any direct or indirect transferee of all or any part of the Notes.

     "Voting Stock" means any securities of any class of a Person whose holders are entitled under ordinary circumstances to vote for the election of directors of such Person (or Persons performing similar functions) (irrespective of whether at the time securities of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

     "Warrant Agreement" has the meaning specified in paragraph 3A.

     "Warrants" has the meaning specified in paragraph 1.

     "Wholly-Owned Subsidiary" means a Subsidiary all of voting power of all classes of the Voting Stock and all of the beneficial ownership of which is owned directly or indirectly through one or more other Wholly-Owned Subsidiaries, by the Company.


11.      MISCELLANEOUS


     1. Payments


          11A.(1) Payments in Respect of Notes. The Company agrees that, so long as the Purchaser shall hold any Notes, all payments in respect of such Notes, required by the terms thereof or otherwise by this Agreement, will be made in compliance with the applicable terms thereof or hereof and by wire transfer to the Purchaser of immediately available funds for credit to the account or accounts as specified in the Purchasers Schedule for the Purchaser, or such other account or accounts in the United States as the Purchaser may designate in writing, notwithstanding any contrary provision in this Agreement or the Notes, with respect to the place of payment. The Purchaser agrees that, before disposing of any Note, it will make a notation thereon (or on a schedule attached thereto) of all principal payments previously made and of the date to which interest has been paid. The Company agrees to afford the benefits of this paragraph 11A(1) to any Transferee which shall have made the same agreement in writing as the Purchaser has made in this paragraph 11A(1).


          11A.(2) No Deduction of Set-off. The obligation of the Company to pay principal, interest, and any other amounts under the Transaction Documents shall be absolute and unconditional and shall not be affected by any circumstances, including without limitation any set-off, counterclaim, recoupment, defense or other right which the Company may have against the Purchaser or any Transferee for any reason whatsoever and all payments shall be free of and without deduction for or on account of any present or future Taxes.

          2. Expenses. The Company agrees, whether or not the transactions provided for hereby shall be consummated, to pay on demand, and save the Purchaser harmless against liability for the payment of, out-of-pocket expenses up to $15,000, and thereafter 50% of all out-of-pocket expenses up to $20,000, arising in connection with such transactions. The Company's maximum liability for such out-of-pocket expenses, therefore, is $17,500.


          3. Indemnity. Notwithstanding the Closing, and regardless of any investigation made at any time by or on behalf of the Purchaser or any information or knowledge the Purchaser may have, the Company covenants and agrees that it will indemnify, defend and hold harmless the Purchaser and its Affiliates, and their respective officers, directors, partners, agents and employees from all actions, suits, proceedings, demands, liabilities, claims, settlements, losses, damages, assessments, judgments, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses), to the extent the Purchaser is not reimbursed by the proceeds of insurance actually received resulting from or arising as a result of the purchase  of the  Notes  or  Warrants,  unless  such  actions,  suits, proceedings, demands, liabilities, claims, settlements, losses, damages, assessments, judgments, costs or expenses are the result of the Purchaser's gross negligence, wilful misconduct or wilful breach of this Agreement.


          4. Consent to Amendments. This Agreement may not be amended, and the Company may not take any action herein prohibited, or omit to perform any act herein required to be performed by it, without the written consent of the Purchaser. The Purchaser at the time or thereafter shall be bound by any consent authorized by this paragraph 11D, whether or not the Notes shall have been marked to indicate such consent, but any Note issued thereafter may bear a notation referring to any such consent. No course of dealing between the Company and the Purchaser nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of the Purchaser. As used herein the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.


          5. Survival of Representations and Warranties; Entire Agreement. All representations and warranties contained in paragraphs 8 and 9 of this Agreement shall survive the execution and delivery of this Agreement and the Notes, the transfer by the Purchaser of any Note or portion thereof or interest therein and the payment of the Notes and may be relied upon by any Transferee as having been true and correct on the Closing Date, regardless of any investigation made at any time by or on behalf of the Purchaser or any Transferee. The Transaction Documents embody the entire agreement and understanding between the Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.


          6. Successors and Assigns. All covenants and other agreements in this Agreement contained by or on behalf of either of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, any Transferee) whether so expressed or not.

          7. Disclosure to Other Persons. The Purchaser agrees to maintain in confidence and not disclose, and agrees to require any Transferee to agree to maintain in confidence and not disclose, any Confidential Information delivered to it or its agents by or on behalf of the Company or received by it or its agents from the Company or its agents pursuant to the terms of this Agreement provided the Company acknowledges that the Purchaser and any Transferee may deliver copies of any financial statements and other documents delivered to the Purchaser or such Transferee and disclose any other information disclosed to the Purchaser or such Transferee by or on behalf of the Company in connection with or pursuant to this Agreement whether or not Confidential Information, to (i) such Person's directors, officers, employees, agents and professional consultants, (ii) any Governmental Authority and any other governmental authority having jurisdiction over a Transferee if required by such authority, or (iii) any other Person to which such delivery or disclosure may be necessary or appropriate (a) in compliance with any law, rule, regulation or order applicable to the Purchaser or such Transferee, (b) in response to any subpoena or other legal process or (c) in connection with any litigation to which the Purchaser or such Transferee is a party. For the purpose of this paragraph 11G, "Confidential Information" means any information now or hereafter delivered to the Purchaser or such Transferee by or on behalf of the Company or received by the Purchaser or such Transferee from the Company or its agents in connection with the transactions contemplated by or otherwise pursuant to the Transaction Documents which is proprietary in nature and which was clearly marked or labeled when received by the Purchaser or such Transferee as being confidential information of the Company or its Subsidiaries, provided that such term does not include any information
          (a) which was publicly known to the Purchaser or such Transferee prior to the time of such disclosure or (b) which subsequently becomes publicly known through no act or omission by or any Person acting on the Purchaser's or such Transferee's behalf.


          8. Notices. All notices and other written communications provided for hereunder shall be given in writing and sent by overnight delivery service (with charges prepaid) or by facsimile transmission with the original of such transmission being sent by overnight delivery service (with charges prepaid) by the next succeeding Business Day and (i) if to the Purchaser or its nominee, addressed to such Person at the address or fax number specified for such communications to such Purchaser in the Purchasers Schedule, or at such other address or fax number as such Person shall have specified to the Company in writing,
          (ii) if to any Transferee, addressed to such Transferee at such address or fax number as is specified for such Transferee to the Company in writing and (iii) if to the Company, addressed to it at 326 Clark Street, Worcester, Massachusetts 01601, Attention: President, or to Vice President-Finance, Fax No. (508) 856-9462 or at such other address or fax number as the Company shall have specified to the Purchaser or Transferee in writing given in accordance with this paragraph 11H. Notice given in accordance with this paragraph 11H shall be effective upon the earlier of the date of delivery or the second Business Day at the place of delivery after dispatch.


          9. Descriptive Headings. The descriptive headings of the several paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.


          10. Reproduction of Documents. This Agreement, the Notes, the Warrants, the Registration Rights Agreement and all related documents, including (a) consents, waivers and modifications which may subsequently be executed, (b) documents received by the Purchaser on the purchase of the Notes (except the Notes themselves) and (c) financial statements, certificates and other information previously or subsequently furnished to the Purchaser, may be reproduced by the Purchaser by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process and the Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that any such reproduction shall, to the extent permitted by applicable law, be admissible in evidence as the original itself in any judicial or administrative proceeding whether or not the original is in existence and whether or not the reproduction was made by the Purchaser in the regular course of business, and that any enlargement, facsimile or further reproduction of the reproduction shall likewise be admissible in evidence.

          11. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of The Commonwealth of Massachusetts (without giving effect to principles of conflicts of law).


          12. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.


          13. Replacement of Notes. Upon receipt of written notice from the Purchaser or Transferee of the loss, theft, destruction or mutilation of a Note and, in the case of any such loss, theft or destruction, upon receipt of an indemnification agreement of such Purchaser or Transferee satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Note, the Company will make and deliver a new Note, at its expense, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Note, and each new Note will bear from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or if no interest has been paid thereon, the date of such lost, stolen, destroyed or mutilated Note.


          14. Compliance by Subsidiaries. The Company, as a shareholder of its Subsidiaries, shall cause such meetings to be held, votes to be cast, resolutions to be passed, by-laws to be made and confirmed, documents to be executed and all other things and acts to be done to ensure that, at all times, the provisions of this Agreement relating to the Subsidiaries are complied with by such Subsidiaries, or in respect of any provision which is not entirely within the control or power of the Company to cause compliance therewith, the Company shall use its best efforts to cause such compliance to occur.


          15. Severability. If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative, illegal or unenforceable as applied to any particular case in any jurisdiction because of the conflicting of any provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question invalid, inoperative, illegal or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative, illegal or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative, illegal or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case.


          16. Termination. This Agreement and the rights of the Purchaser and the obligations of the Company hereunder shall not terminate until the earlier of: (i) the day each of the Notes including all principal, interest and interest on overdue interest shall have been indefeasibly paid in full in United States dollars (or if the Notes have been exchanged for Preferred Stock, until all the Preferred Stock has been redeemed and all accrued dividends thereon paid in full) and all other amounts owed to the Purchaser pursuant to the terms of any Transaction Document shall have been indefeasibly paid in full in United States dollars or (ii) upon completion of a Qualified Offering.

          17. Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to execute compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.


          18. Brokerage. Each party hereto will indemnify and hold harmless the others against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this letter and return the same to the Company, whereupon this letter shall become a binding agreement executed under seal, among you and the Company.

                             Very truly yours,

                             LUXTEC CORPORATION

                             By:________________________
                                 Name:
                                 Title:

                            The foregoing Agreement is hereby accepted as of the date first above written.

                            GENEVA MIDDLE MARKET INVESTORS, L.P.

                            By:____________________________
                                Name:
                                Title:

                           PURCHASER SCHEDULE

                     GENEVA MIDDLE MARKET INVESTORS, L.P.

                            Note - $1,000,000

            Warrant No. W-1 for 450,000 Shares of Common Stock



     1. All payments on account of the Note or other obligations in accordance with the provisions thereof shall be made by bank wire transfer of immediately available funds for credit, not later than 12 noon, Boston time, to:
                     First National Bank of Boston
                     ABA  No.:011000390
                     100 Federal Street
                     Boston,  MA 02110
                     Account of: Geneva Middle Market  Investors,  L.P.
                     Account Number:  50188846
                     On Order of: LUXTEC CORPORATION

     2. Contemporaneous with the above wire transfer, advice setting forth (1) the full name, interest rate and maturity date of the Note or other obligations;
(2) allocation of payment between principal and interest and any special payment; and (3) name and address of bank (or Trustee) from which wire transfer was sent, shall be delivered or mailed to:

                  Geneva Middle Market Investors, L.P.
                  70 Walnut Street
                  Wellesley, MA  02181
                  Attention: James Goodman

     3. All notices with respect to prepayments, both scheduled and unscheduled, whether partial or in full, and notice of maturity shall be delivered or mailed to:

                  Geneva Middle Market Investors, L.P.
                  70 Walnut Street
                  Wellesley, MA  02181
                  Attention: James Goodman

     4. All other communications which shall include, but not be limited to, financial statements and certificates of compliance with financial covenants, shall be delivered or mailed to:

                  Geneva Middle Market Investors, L.P.
                  70 Walnut Street
                  Wellesley, MA  02181
                  Attention: James Goodman
                  Fax No: (617) 239-8064

                                                        EXHIBIT A

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR QUALIFIED UNDER STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, OR (B) IF SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND ANY APPLICABLE STATE SECURITIES LAWS.

                            Luxtec Corporation

               8% Senior Subordinated Note due June 1, 2001


$1,000,000                                               December 18, 1995


     FOR VALUE RECEIVED, the undersigned, Luxtec Corporation, a Massachusetts corporation (the "Company") hereby promises to pay to Geneva Middle Market Investors, L.P. , or its assigns ("Holder"), the principal sum of One Million Dollars ($1,000,000), with interest (computed on the basis of a 360-day year of twelve 30-day months) on the principal amount from time to time unpaid and not yet due at the annual rate of 8% from the date hereof. Principal, shall be due and payable on January 1, 2001. Interest on this Note shall be due and payable annually in arrears on the 18th day of December in each calendar year with the first of such payments to be made on December 18, 1996. Any overdue payment of principal and, to the extent permitted by applicable law, any overdue payment of interest, shall bear interest at the annual rate of 10%, whether overdue by acceleration or otherwise. All unpaid principal and accrued and unpaid interest shall in all events be paid in full on January 1, 2001.

     All dollar amounts in this Note refer to United States dollars. Payments of principal and interest are to be made at the place and in the manner specified by the Purchaser of this Note in the Purchasers Schedule to the Agreement or at such other place or manner as the Holder shall designate to the Company in writing in accordance with the Agreement, in lawful money of the United States of America. So long as the unpaid principal amount has not become due and payable, the Company may pay up to 65% of each installment of interest through the issuance of additional promissory notes, with terms (other than the date of issue which shall be the date on which interest is then payable) identical to the Note. If any payment of principal or interest on or in respect of this Note becomes due and payable on any day which is not a Business Day, the payment shall be due and payable on the next succeeding Business Day.

     This Note may be declared or may otherwise become due and payable prior to its expressed maturity in the events, on the terms and in the manner and amounts as provided in the Agreement.

     This Note is subject to prepayment or redemption at the option of the Company prior to its expressed maturity as provided in the Agreement.

     The Company and every maker, endorser and guarantor hereof or of the indebtedness evidenced hereby waive presentment, demand, notice protest, and all other demands, notices (other than notices expressly required by the Agreement) and suretyship defenses generally, in connection with the delivery, acceptance, performance, default or enforcement of or under this Note.

     This Note is delivered under seal in Boston, Massachusetts and is to be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the Commonwealth of Massachusetts (without giving effect to any laws or rules relating to conflicts of laws that would cause the application of the laws of any jurisdiction other than the Commonwealth of Massachusetts).

     Capitalized terms used in this Note and not defined herein have the meanings given therefor in the Agreement.

WITNESS:                           MAKER:

                                   LUXTEC CORPORATION

                                   _____________________________
                                   By:__________________________
                                        Title:

                        LUXTEC CORPORATION

                         WARRANT AGREEMENT


     THIS  WARRANT  AGREEMENT  is made as of  December  18,  1995  among  Luxtec
Corporation, a Massachusetts corporation ("Luxtec"), and Geneva Middle Market Investors, L.P. (the "Purchaser").

                             RECITAL

     The parties to this Agreement are also parties to a Note Purchase Agreement of even date (the "Purchase Agreement") between Luxtec and the Purchaser. Pursuant to the Purchase Agreement, Luxtec has agreed to issue warrants (the "Warrants") to the Purchaser, to purchase up to an aggregate of 450,000 shares of common stock of Luxtec, par value $0.01 per share (the "Common Stock") pursuant to the terms of this Agreement. The shares of Common Stock (and any other securities) issuable upon exercise of the Warrants are referred to in this Agreement as the "Warrant Shares". Capitalized terms not otherwise defined in this Agreement have the meanings given therefor in the Purchase Agreement.

         NOW, THEREFORE, the parties agree:

     12. Purchase and Sale of the Warrants. On the date hereof, Luxtec hereby issues to the Purchaser and, subject to the terms and conditions hereof, the Purchaser hereby acquires from Luxtec, Warrants to purchase up to the aggregate number of shares of Common Stock specified below the Purchaser's name under the caption "Warrants") on Schedule 1 attached (collectively, the "Warrants"). The initial exercise price for the Warrants shall be $3.00 per share, subject to adjustment pursuant to Sections 11 and 12 hereof (the "Exercise Price"). Each Warrant entitles the holder thereof to purchase one Warrant Share (subject to adjustment as provided herein).

     13. Warrant Certificates. The certificates evidencing the Warrants (the "Warrant Certificates") to be delivered pursuant to this Agreement shall be in registered form only and shall be substantially in the form of Exhibit A, attached.

     14. Execution of Warrant Certificates. Warrant Certificates shall be signed on behalf of Luxtec by its Chairman of the Board, its President, Chief Financial Officer or any Vice President and by its Secretary or an Assistant Secretary under its corporate seal. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, President, Vice President, Secretary or Assistant Secretary and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose Luxtec may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, President, Chief Financial Officer, Vice
President, Secretary or Assistant Secretary, notwithstanding the fact that at the time the Warrant Certificates shall be disposed of he or she shall have ceased to hold such office.

     In case any officer of Luxtec who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificates so signed shall have been disposed of by Luxtec, such Warrant Certificates nevertheless may be disposed of as though such person had not ceased to be such officer of Luxtec; and any Warrant Certificate may be signed on behalf of Luxtec by any person who, at the actual date of the execution of such Warrant
Certificate, shall be a proper officer of Luxtec to sign such Warrant Certificate, although at the date of the execution of this Warrant Agreement any such person was not such an officer.

     15. Registration. Luxtec shall keep at its principal office in Worcester, Massachusetts or, if such office is no longer located in Worcester, Massachusetts, at its principal office in the United States, a register or registers in which Luxtec shall record the registrations of the Warrants and the names and addresses of the holders thereof from time to time and all transfers thereof. Luxtec shall number and register the Warrant Certificates in such register as they are issued by Luxtec and shall give the holders of the Warrants prior written notice of any change of the address at which such register is kept.

     Luxtec  may  deem  and  treat  the   registered   holders  of  the  Warrant
Certificates as the absolute owners thereof, for all purposes, and Luxtec shall not be affected by any notice to the contrary.

     16. Registration of Transfers, Exchanges or Assignment of Warrants. Subject to the limitations of this Section 5, the Warrant holders shall be entitled to assign their Warrants in whole or in part to any Person. Luxtec shall, from time to time, register the transfer of any outstanding Warrant Certificates upon the register maintained by it for that purpose pursuant to Section 4, upon surrender thereof accompanied (if so required by it) by a written instrument or instruments of transfer in the form of the Assignment Form attached to the Warrant Certificate duly executed by the registered holder or holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. In the event of any assignment in part, the Exercise Price (defined in Section 6) shall be apportioned between the Warrants to be issued to the holder with respect to that portion not transferred and the Warrants to be issued to the transferee, based on their respective number of Warrants.

     If a transfer is not made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), Luxtec may require the transferor to deliver, prior to such transfer, an opinion of counsel, which may be counsel to such transferor, reasonably satisfactory to Luxtec, that the Warrant or Warrant Shares may be sold without registration under the Act. In such event, regardless of whether Luxtec requires delivery of an opinion of counsel, Luxtec may also require that the transferee provide, prior to such transfer:

     1. a written representation, signed by the proposed transferee, that such transferee is purchasing the Warrants or Warrant Shares for investment and not with a view toward distribution;

     2. an agreement by such transferee to the impression of the restrictive investment legend set forth below on the Warrant or the Warrant Shares;

     3. an agreement by such transferee that Luxtec may place a notation in the stock books of Luxtec in respect of the restrictions on transfer described in the legend set forth below; and

     (4) an agreement by such  transferee to be bound by the  provisions of this
Section 5 relating to the restrictions on transfer of such Warrant or Warrant Shares.

     If such transfer is made in reliance on Regulation S under the Act, Luxtec may require execution by the transferee of the Transferee Certificate in the form attached to the Warrant Certificate.

     Each Warrant Certificate and each certificate representing Warrant Shares shall, until the Warrants or Warrant Shares represented by such certificates have been distributed to the public pursuant to an offering registered under the Act or Luxtec has received an opinion of counsel, which may be counsel to the holder of such certificate, that such legend is not required under the Act, bear legends in substantially the following form:

     THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO LUXTEC CORPORATION TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

     Each certificate representing Warrant Shares, until such Warrant Shares have been distributed to the public pursuant to an offering registered under the Act or repurchased by Luxtec or any of its Affiliates, shall also bear the following legend:

     THE SECURITY REPRESENTED BY THIS CERTIFICATE IS ENTITLED TO THE BENEFITS OF A CERTAIN RIGHTS AGREEMENT DATED AS OF DECEMBER 18, 1995 BETWEEN THE ISSUER AND THE PURCHASER IDENTIFIED THEREIN, A COPY OF WHICH WILL BE FURNISHED TO THE REGISTERED HOLDER HEREOF WITHOUT CHARGE BY THE ISSUER, UPON REQUEST.

     Warrant Certificates may be exchanged or combined at the option of the holder(s) thereof for another Warrant Certificate or other Warrant Certificates of like tenor and representing in the aggregate a like number of Warrants upon presentation thereof to Luxtec at its principal office, together with a written notice signed by the holders specifying the names and denominations in which the new Warrants are to be issued.

     Upon surrender for transfer or exchange of a Warrant Certificate to Luxtec at its principal office for transfer or exchange, in accordance with this
Section 5, Luxtec shall, without charge, execute and deliver a new Warrant Certificate of like tenor and of a like aggregate amount in the name of the assignee named in such instrument of assignment and, if the holder's entire interest is not being assigned, in the name of the holder with respect to that portion not transferred, and the Warrant Certificate so surrendered shall promptly be canceled.

     17. Terms of Warrants; Exercise of Warrants. Subject to the terms of this Agreement, each Warrant holder shall have the right, which may be exercised at any time during the period from (and including) the date of issuance of any Warrant and until 5:00 p.m., Boston, Massachusetts local time, on the earlier of 30 days after the Purchaser has received written notice from Luxtec that the price obtained by taking the volume weighted arithmetic mean over a period of twenty consecutive Trading Days ending on any day during the 15 consecutive days immediately prior to such notice of the average, on each such Trading Day, of the high and low sale prices of shares of Common Stock (or if no such sale takes place on any such Trading Day, the average of the highest closing bid and lowest closing asked prices thereof on such Trading Day, in each case as officially reported on all national securities exchanges on which such Common Stock is then listed or admitted to trading) was not less than $7.50 per share, provided such notice may not be given prior to December 31, 2000, or October 31, 2003, (the "Expiration Date" for such Warrant), or, provided the holder of any Warrants shall have given Luxtec written notice of its intention to exercise such Warrants on or before 5:00 p.m., Boston, Massachusetts local time, on the Expiration Date therefor, a holder may exercise such Warrants at any time through (and including) the Business Day next following the date that all applicable required regulatory holding periods have expired and all applicable required governmental approvals have been obtained in connection with such exercise of Warrants by such holder, if such Business Day is later than on the Expiration Date for such Warrants (such period being herein referred to as the "Exercise Period"), to receive from Luxtec the number of Warrant Shares which the holder may at the time be entitled to receive on exercise of such Warrants and payment of the Exercise Price then in effect for such Warrant Shares, and the Warrant Shares issued to a Warrant holder upon exercise of its Warrants shall be fully paid, nonassessable and subject to no preemptive rights. Each Warrant not exercised prior to the expiration of the Exercise Period therefor shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time.

     Notwithstanding the foregoing, upon the completion of a Qualified Offering in which the holders would be entitled to include for sale all of their respective Warrant Shares, the Expiration Date shall be deemed to be the date of completion of such Qualified Offering.

     During the Exercise Period, each Warrant holder may exercise, at any time or from time to time, some or all of the Warrants represented by its Warrant Certificates by (i) surrendering to Luxtec at its principal office such Warrant Certificates with the Form of Election to Purchase attached to the Warrant Certificate duly filled in and signed, which signature shall be guaranteed by a bank or trust company having an office or correspondent in the United States or a broker or dealer which is a member of a registered securities exchange or the National Association of Securities Dealers, Inc. and (ii) paying to Luxtec the
Exercise Price for the number of Warrant Shares in respect of which such Warrants are then being exercised. Warrants shall be deemed exercised on the date Warrant Certificates representing the Warrants are surrendered to Luxtec, provided that the Exercise Price for such Warrants is paid not later than the following Business Day, and the Warrant Shares in respect of which the Warrants are exercised shall be deemed issued on that date, and the Person in whose name the certificate representing the Warrant Shares is to be issued shall be deemed the holder of such Warrant Shares as of that date for all purposes. Payment of the aggregate Exercise Price by the Warrant holder shall be made as follows: (a) if all or a portion of such Warrant holder's Notes are prepaid in accordance with paragraph 4B of the Purchase Agreement or such Warrant holder's shares of Luxtec Preferred Stock are surrendered for cancellation in accordance with paragraph 4B of the Purchase Agreement, then with the proceeds of such prepayment or cancellation or (b) if subparagraph (a) does not apply or, to the extent such proceeds are less than the Exercise Price, the Exercise Price or such shortfall shall be paid, at the option of the Warrant holder, (i) in cash,
(ii) by certified or official bank check payable to the order of Luxtec, (iii) by the holder directing Luxtec to withhold from the shares issuable upon exercise of the Warrants shares of Common Stock with an aggregate Market Value equal to the Exercise Price or (iv) by any combination thereof.

     Subject to the provisions of Section 8, upon the exercise of any Warrants, Luxtec shall issue and cause to be delivered with all reasonable dispatch (but in any event within three Business Days) to or upon the written order of the holder and in such name or names as the Warrant holder may designate, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants together with such other property, including cash, which may be deliverable upon such exercise.

     The Warrants shall be exercisable at any time or from time to time during the Exercise Period therefor, at the election of the holders thereof, either in full or from time to time in part and if fewer than all of the Warrants represented by a Warrant Certificate surrendered are exercised, a new certificate evidencing the Warrants not exercised will be issued by Luxtec at Luxtec's expense, to the holder of such Warrants with all reasonable dispatch (but in any event within three Business Days). All Warrant Certificates surrendered upon exercise of Warrants shall be canceled by Luxtec.

     18. Payment of Taxes. Luxtec will pay all documentary stamp taxes attributable to the initial issuance of the Warrants or the initial issuance of the Warrant Shares upon the exercise of Warrants; provided, however, that Luxtec shall not be required to pay any transfer tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the registered holder of the Warrant Certificate surrendered for exercise or transfer of a Warrant, and Luxtec shall not be required to issue or deliver such Warrant Certificate or certificates representing such Warrant Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to Luxtec the amount of such tax or shall have established to the satisfaction of Luxtec that such tax has been paid.

     19. Mutilated or Missing Warrant Certificates. In case any Warrant Certificate shall be mutilated, lost, stolen or destroyed, Luxtec shall issue in exchange and substitution for, upon surrender of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence satisfactory to Luxtec of such loss, theft or destruction of such Warrant Certificate. The new Warrant Certificate shall be dated the date of issue of the lost, stolen or destroyed Warrant Certificate. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable requests (including, without limitation, in the case of any such loss, theft or destruction a request to provide an indemnity agreement).

     20. Reservation of Warrant Shares. Luxtec will at all times reserve and keep available, free from preemptive rights and liens, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

     Luxtec, or, if appointed, the transfer agent for the Common Stock (the "Transfer Agent") and every subsequent transfer agent for any shares of Luxtec's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. Luxtec will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any such shares of Luxtec's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants.

     21. Certain Other Agreements of Luxtec. Luxtec hereby covenants and agrees that it: (i) will not increase the par value of the shares of Common Stock receivable upon the exercise of the Warrants above the Exercise Price then in effect, (ii) before taking any action which would cause an adjustment reducing the Exercise Price below the then par value of the shares of Common Stock so receivable, will take all such corporate action as may be necessary or appropriate in order that Luxtec may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Exercise Price upon the exercise of the Warrants, (iii) will not take any action which results in any adjustment of the Exercise Price if the total number of shares of Common Stock or Other Securities (as defined in Section 12(m) hereof) issuable after the action upon the exercise of the Warrants would exceed the total number of shares of Common Stock or Other Securities then authorized by Luxtec's charter and available for the purpose of issue upon such exercise, and (iv) will cause its officers and directors to agree not to purchase or sell any Common Stock on any of the Trading Days with respect to which the 1995 or 1996 Trading Prices are determined.

     22. Adjustment of Exercise Price. If the 1995 Trading Price is less than $3.00 per share, the Exercise Price shall be the 1995 Trading Price. If there is an Exercise Price adjustment pursuant to the next prior sentence and the 1996 Trading Price is greater than the 1995 Trading Price, the Exercise Price shall be the lesser of $3.00 or the 1996 Trading Price.

     23. Antidilution Provisions. The Exercise Price and the number of Warrant Shares receivable on exercise of a Warrant shall be subject to further adjustment from time to time as provided in this Section 12. Upon each adjustment of the Exercise Price in accordance with this Section 12, the holder of each Warrant shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the largest whole number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable under such Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.
              1. Issuance of Additional Shares of Capital Stock. If Luxtec, at any time or from time to time after the date hereof, shall issue or sell Additional Shares of Capital Stock without consideration or for a consideration per share less than the Exercise Price in effect on the date of and immediately prior to such issue or sale, then, and in each such case, subject to Section 12(h), the Exercise Price in effect immediately prior to such issuance or sale shall be reduced, concurrently with such issue or sale, to a price determined by multiplying such Exercise Price by a fraction
                  1. the  numerator  of which  shall be (i) the  number  of
                     shares of Capital Stock outstanding immediately prior to such issue or sale plus (ii) the number of shares of Capital Stock which the aggregate consideration received by Luxtec for the total number of such Additional Shares of Capital Stock so issued or sold would purchase at such Exercise Price, and
                  2. the denominator of which shall be the number of shares of
                     Capital Stock outstanding immediately after such issue or sale, provided that, for the purposes of this Section 12(a), (x) immediately after any Additional Shares of Capital Stock are deemed to have been issued pursuant to
                     Section 12(c) or 12(d) hereof, such Additional Shares shall be deemed to be outstanding, and (y) treasury shares shall not be deemed to be outstanding.

          For the purpose of calculating the number of Warrant Shares issuable upon any actual exercise of Warrants, if any other person shall be entitled to receive Additional Shares of Capital Stock as a result of such exercise and related issuance of Warrant Shares (whether before or after the date of such exercise), an adjustment shall be made to the Exercise Price in accordance with the provisions of this Section 12 (a) as if such issuance of Additional Shares had been made immediately prior to such exercise.

              2. Extraordinary Dividends and Distributions. In case Luxtec, at any time or from time to time after the date hereof, shall declare, order, pay, or make a dividend or other distribution (including, without limitation, any distribution of cash or other or additional stock or other securities or property or Options by way of dividend or spin-off, reclassification, recapitalization or similar corporate rearrangement) to all holders, on the Capital Stock, other than a dividend payable in Additional Shares of Capital Stock or in Options for Capital Stock, then, subject to Section 12(h), the Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of any class of securities entitled to receive such dividend or distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction
                  1. the  numerator  of which shall be the Market Price in
                     effect on such record date or, if any class of Capital Stock trades on an ex-dividend basis, the date prior to the commencement of ex-dividend trading, less the value of such dividend or distribution (as determined by the Board of Directors of Luxtec in the good faith, reasonable exercise of its business judgment) applicable to one share of Capital Stock, and
                  2. the denominator of which shall be such Market Price in
                     effect on such record date.
              3. Treatment of Options and Convertible Securities. In case Luxtec, at any time or from time to time after the date hereof, shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities entitled to receive, any Options or Convertible Securities, then, and in each such case, the maximum number of Additional Shares of Capital
          Stock (as set forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number and whether or not the right to convert or exchange or exercise is immediate or conditioned upon the passage o time, the occurrence or non-occurrence of some event or otherwise) issuable upon the exercise of such Options or, in the case of Convertible Securities and options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Capital Stock issued as of the time of such issue, sale, grant or assumption or, in case such a record date shal have been fixed, as of the close of business on such record date; provided that such Additional Shares of Capital Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 12(e) hereof) of such shares would be less than the Exercise Price in effect on the date of and immediately prior to such issue, sale, grant or assumption or immediately prior to the close of business on such record date or, if the Capital Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading, as the case may be; and provided, further, that in any such case in which Additional Shares of Capital Stock are deemed to be issued,

               1. no further adjustment of the Exercise Price shall be made upon the subsequent issue or sale of Additional Shares of Capital Stock or Convertible Securities upon the exercise of such Options or the conversion or exchange of such Convertible Securities;
               2. if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any change in the consideration payable to Luxtec or change in the number of Additional Shares of Capital stock issuable, upon the exercise, conversion or exchange thereof (by change of rate or otherwise), the Exercise Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date with respect thereto) , and any subsequent adjustments based thereon, shall, upon any such change becoming effective, be recomputed to reflect such change insofar as it affects such Options, or the rights of conversion or exchange under such Convertible Securities, which are outstanding at such time;
               3. upon the expiration of any such Options or of the rights of conversion or exchange under any such Convertible Securities which shall not have been exercised (or upon purchase by Luxtec and cancellation or retirement of any such Options which shall not have been exercised or of any such Convertible Securities the rights of conversion or exchange under which shall not have been exercised), the Exercise Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date with respect thereto) , and any subsequent adjustments based thereon, shall, upon such expiration (or such cancellation or retirement, as the case may be), be recomputed as if:
               i. in the case of Options for Capital Stock or of Convertible Securities, the only Additional Shares of Capital Stock issued or sold (or deemed issued or sold) were the Additional Shares of Capital Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor were (1) an amount equal to
          (A) the consideration actually received by Luxtec for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus (B) the consideration actually received by Luxtec upon such exercise, minus (C) the consideration paid by Luxtec for any purchase of such Options which were not exercised, or (2) an amount equal to
          (A) the consideration actually received by Luxtec for the issue, sale, grant or assumption of all such Convertible Securities which were
          actually   converted   or   exchanged,   plus   (B)   the   additional
          consideration, if any, actually received by Luxtec upon such conversion or exchange, minus (C) the excess, if any, of the consideration paid by Luxtec for any purchase of such Convertible Securities, the rights of conversion or exchange under which were not exercised, over an amount that would be equal to the fair value (as determined in good faith by the Board of Directors of Luxtec) of the Convertible Securities so purchased if such Convertible Securities were not convertible into or exchangeable for Additional Shares of Capital Stock, and
               ii. in the case of Options for Convertible Securities, only th Convertible Securities, if any, actually issued or sold upon the exercise of such Options were issued at the time of the issue, sale, grant or assumption of such options, and the consideration received by Luxtec for the Additional Shares of Capital Stock deemed to have then been issued were an amount equal to (1) the consideration actually received by Luxtec for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus (2) the consideration deemed to have been received by Luxtec (pursuant to Section 12(e) hereof) upon the issue or sale of the Convertible Securities with respect to which such Options were actually exercised, minus (3) the consideration paid by Luxtec for any purchase of such Options which were not exercised; provided, however, that no such recomputation shall have the effect of decreasing the number of Warrant Shares issuable upon exercise of each Warrant by an amount in excess of the amount of the adjustment initially made for the issuance, sale or grant of such Options or Convertible Securities.

               4. Treatment of Stock Dividends, Stock Splits, etc. If Luxtec, at any time or from time to time after the date hereof, shall declare or pay any dividend or other distribution on the Capital Stock payable in Capital Stock, or shall effect a subdivision of the outstanding shares of Capital Stock into a greater number of shares of Capital Stock (by reclassification or otherwise than by payment of a dividend in Capital Stock), then, and in each such case, Additional Shares of Capital Stock shall be deemed to have been issued (i) in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend, or (ii) in the case of any such subdivision, at the close of business on the day immediately prior to the day upon which such corporate action becomes effective. Notwithstanding the above, if Luxtec shall thereafter, before the distribution or subdivision, legally abandon its plan to pay such dividend or distribution or effect such subdivision, then no adjustment under this
          Section 12 shall be made.

               5. Computation of Consideration. For the purposes of this Section 12:

                    1. the consideration for the issue or sale of any Additional Shares of Capital Stock or for the issue, sale, grant or assumption of any Options or Convertible Securities, irrespective of the accounting treatment of such consideration,
                         1. insofar as it consists of cash, shall be computed as
                    the amount of cash received by Luxtec, and insofar as it consists of securities or other property, shall be computed as of the date immediately preceding such issue, sale, grant or assumption as the fair value (as determined by the Board of Directors of Luxtec in the good faith, reasonable exercise of its business judgment) of such consideration (or, if such consideration is received for the issue or sale of Additional Shares of Capital Stock and the Market Price thereof is less than the fair value, as so determined, of such consideration, then such consideration shall be computed as the Market Price of such Additional Shares of Capital Stock), in each case without deducting any expenses paid or incurred by Luxtec, any commissions or compensation paid or concessions or discounts allowed to underwriters, dealers or others performing similar services, and any accrued interest or dividends in connection with such issue or sale, and
                         2. in case  Additional  Shares  of  Capital  Stock  are
                    issued or sold or Options or Convertible Securities are issued, sold, granted or assumed together with other stock or securities or other assets of Luxtec for a consideration which covers both, shall be the proportion of such consideration so received, computed as provided in subdivision (A) above, allocable to such Additional Shares of Capital Stock or Options or Convertible Securities, as the case may be, all as determined by the Board of Directors of Luxtec in the good faith reasonable exercise of its business judgment;

                    2. all Additional Shares of Capital Stock and all Options or Convertible Securities issued in payment of any dividend or other distribution on any class of stock of Luxtec and all Additional Shares of Capital Stock issued to effect a subdivision of the outstanding shares of Capital Stock into a greater number of shares of Capital Stock (by reclassification or otherwise than by payment of a dividend in Capital Stock) shall be deemed to have been issued without consideration;

                    3.  Additional  Shares of Capital  Stock deemed to have
                    been issued upon the issue, sale, grant, assumption, distribution or dividend of Options and Convertible Securities, shall be deemed to have been issued for a consideration per share determined by dividing

                         1. the total amount,  if any,  received and  receivable
                    (or, pursuant to Section 12(e)(ii), deemed to have been received) by Luxtec as consideration for the issue, sale, grant or assumption of the Options or Convertible Securities in question, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to Luxtec upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, in each case comprising such consideration as provided in the foregoing subdivision (i), by
                         2. the  maximum  number of shares of Capital  Stock (as
                    set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities;
                         3. In case Luxtec shall issue any Additional  Shares of
                    Capital Stock, Options or Convertible Securities in connection with the acquisition by Luxtec of the stock or assets of any other corporation or the merger of any other corporation into Luxtec under circumstances where on the date of issue of such Additional Shares of Capital Stock, Options or Convertible Securities the consideration received for such Additional Shares of Capital Stock or deemed to have been received for the Additional Shares of Capital Stock deemed to be issued pursuant to Section 12(c) is less than the Exercise Price in effect immediately prior to such issue but on the date the number of Additional Shares of Capital Stock or the amount and the exercise price or conversion price of such Options or Convertible Securities to be so issued were set forth in a binding agreement between Luxtec and the other party or parties to such transaction the consideration received for such Additional Shares of Capital Stock or deemed to have been received for the Additional Shares of Capital Stock deemed to be issued pursuant to Section 12(c) would not have been less than the Exercise Price of the Capital Stock then in effect, such Additional Shares of Capital Stock shall not be deemed to have been issued for less than the Exercise Price of the Capital Stock if such terms so set forth in such binding agreement are not changed prior to the date of issue.


               6. Adjustments for Combinations, etc. In case the outstanding shares of Capital Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Capital Stock, the Exercise Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.


               7.  Dilution  in Case of  Other  Securities.  In case  any  Other
          Securities shall be issued or sold or shall become subject to issue or sale upon the conversion or exchange of any securities of Luxtec or to subscription, purchase or other acquisition pursuant to any options issued or granted by Luxtec for a consideration such as to dilute, on a basis to which the standards established in the other provisions of this Section 12 are applicable, the exercise rights of the holders of the Warrants, then, and in each such case, the computations, adjustments, and readjustments provided for in this Section 12 with respect to the Exercise Price shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable upon the exercise of the Warrants, so as to protect the holder of the Warrants against the effect of such dilution.

               8.  Minimum  Adjustment  of Exercise  Price;  Effective  Date for
          Adjustments. If the amount of any adjustment of the Exercise Price required pursuant to this Section 12 would result in an increase in the number of Warrant Shares purchasable under the Warrants which is less than one half of one percent (0.5%) of the number of Warrant Shares purchasable under the Warrants immediately before such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall result in an increase in the number of Warrant Shares purchasable under the Warrants which is at least one half of one percent (0.5%) of the number of Warrant Shares purchasable under the Warrants immediately before such adjustment; provided that, upon the exercise of the Warrants, all adjustments carried forward and not theretofore made up to and including the date of such exercise shall, with respect to the portion of the Warrants then exercised, be made. All calculations shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.


               9. Changes in Capital Stock. If Luxtec shall be a party to any transaction (including, without limitation, a merger, consolidation, sale of all or substantially all of Luxtec's assets, liquidation or recapitalization of the Capital Stock) in which the previously outstanding Capital Stock shall be changed into or exchanged for different securities of Luxtec or common stock or other securities of another corporation or interests in a noncorporate entity or other property (including cash) or any combination of any of the foregoing (each such transaction, a "Transaction" and the date of consummation of such a Transaction, the "Consummation Date") Luxtec (in the case of a recapitalization of the Capital Stock or any other such transaction in which Luxtec retains substantially all of its assets and survives as a corporation) or such other corporation or entity (in each other case, the "Acquiring Company") then, as a condition of the consummation of the Transaction, lawful and adequate provisions shall be made so that the holders of the Warrants, upon the exercise thereof at any time on or after the Consummation Date (but during the Exercise Period), shall be entitled to receive, and the Warrant shall thereafter represent the right to receive, in lieu of the Capital Stock issuable upon such exercise prior to the Consummation Date, the highest amount of securities or other property to which such holder would actually have been entitled as a shareholder upon the consummation of the Transaction if such holder had exercised the Warrant immediately prior thereto (subject to adjustments from and after the Consummation Date as nearly equivalent as possible to the adjustments provided for in this Section 12). Notwithstanding anything contained herein to the contrary, Luxtec shall not effect any Transaction unless prior to the consummation thereof each Acquiring Company which may be required to deliver any securities or other property upon the exercise of the Warrants, the surrender of the Warrants or the satisfaction of exercise rights as provided herein shall assume, by written instrument delivered to the holders of the Warrants, the obligation to deliver to such holders such securities or other property to which, in accordance with the foregoing provisions, such holders may be entitled, and such Acquiring Company shall have similarly delivered to the holders of the Warrants an opinion of counsel for such corporation or entity, which opinion shall state that the Warrants, including, without limitation, the exercise provisions applicable to the Warrants, if any, shall thereafter continue in full force and effect and shall be enforceable against such Acquiring Company in accordance with the terms hereof.


               10. Certain Issues Excepted. Anything herein to the contrary notwithstanding, Luxtec shall not be required to make any adjustment of the Exercise Price or the number of Warrant Shares issued hereunder in the case of (i) the issuance of the Warrants; (ii) the issuance of shares of Common Stock issuable upon exercise of the Warrants or (iii) the issuance of any Options in an amount not exceeding, in the aggregate, 30% of the issued and outstanding Common Stock on a fully diluted basis, granted or issued pursuant to any stock option plans or other similar plans created or maintained by Luxtec providing for the issuance of Common Stock, or the issuance of any shares of Common Stock issuable upon exercise of such Options.

               11. Certain Notices. If:

                    1. Luxtec shall declare, pay or make, directly or indirectly, any dividend, payment or other distribution, on or in respect of any of the Capital Stock (other than dividends payable solely in Common Stock or on or in respect of the capital stock of any Subsidiary (other than dividends payable solely on capital stock of such Subsidiary, owned beneficially and of record by Luxtec or a Wholly-Owned Subsidiary of Luxtec));

                    2. Luxtec shall offer for subscription pro rata to the holders of Capital Stock any additional shares of stock of any class or other rights;

                    3. there shall be any capital reorganization or reclassification of the Capital Stock of Luxtec, or consolidation or merger of Luxtec with, or sale of all or substantially all of its assets to, another corporation or other entity;

                    4. there shall be a voluntary  or  involuntary  dissolution, liquidation or winding-up of Luxtec; or

                    5. Luxtec has taken or proposes to take any other action which would require the adjustment of the Exercise Price and/or the number of Warrant Shares issuable upon exercise of a Warrant; then, in any one or more of such cases, Luxtec shall (x) give to each registered holder of Warrant Certificates at its address appearing on the Warrant register (a) at least 30 days prior notice of the date on which the books of Luxtec shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding up or other action, and (b) at least 30 days prior written notice of the date (or, if not then known, a reasonable approximation thereof by Luxtec) when the same shall take place. Such notice shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Capital Stock shall be entitled thereto, or the date on which the holders of Capital Stock shall be entitled to exchange their Capital Stock for securities or other property deliverable upon any reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, as the case may be. Such notice shall also state whether the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act or to a favorable vote of security holders, if either is required, and Luxtec shall, at its expense, promptly compute each adjustment in Exercise Price and/or number of Warrant Shares issuable upon exercise of a
               Warrant in accordance with the terms of this Agreement as a result of such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding up or other action that would require the adjustment of the Exercise Price and/or the number of Warrant Shares issuable upon exercise of a Warrant, and prepare a report of its chief financial officer setting forth such adjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment is based, including a statement of (i) the consideration received or to be received by Luxtec for any shares of Common Stock issued or sold or deemed to have been issued,
               (ii) the number of shares of Common Stock outstanding or deemed to be outstanding, and (iii) the Exercise Price in effect immediately prior to such issue or sale and as adjusted on account thereof. Luxtec will forthwith mail a copy of each such report to each holder of a Warrant and will, at any time and from time to time upon the written request of the Required Holders, furnish to each holder a like report setting forth the Exercise Price at the time in effect and showing in reasonable detail how it was calculated. Luxtec will also keep copies of all such reports at its principal executive offices and at the office of each Transfer Agent (other than Luxtec) and will cause the same to be available for inspection (and copying) at each such offices during normal business hours by any holder of Warrants.

               12. Certain Events. If any event occurs as to which, in the good faith judgment of the Board of Directors of Luxtec, the other provisions of this Section 12 are not strictly applicable or if strictly applicable would not fairly protect the exercise rights of the holders of the Warrants in accordance with the essential intent and principles of such provisions, then the Board of Directors of Luxtec in the good faith, reasonable exercise of its business judgment shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles so as to protect such exercise rights as aforesaid; provided that no such adjustment shall have the effect of increasing the Exercise Price as otherwise determined pursuant to this Section 12. Luxtec may make such reductions in the Exercise Price or increase in the number of shares of Common Stock purchasable hereunder as it deems advisable, including any reductions or increases, as the case may be, necessary to ensure that any event treated for federal income tax purposes as a distribution of stock or stock rights not be taxable to recipients; provided if the reduction in Exercise Price or increase in number of shares of Common Stock is not permanent, Luxtec shall provide each holder of Warrants prompt notice as to the dates such reduction or increase is to be in effect and during such period the reduction or increase will be irrevocable.

               13. Warrant Certificate Terms. Irrespective of any adjustments in the Exercise Price or the number or kind of shares or other securities purchasable upon the exercise of the Warrants, the Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares of Common Stock as are stated in the Warrant Certificate.


     24. Tag-Along Rights. (a) If a Management Stockholder (a "Tag-Along Transferor", which term shall include Permitted Transferees to the extent a Management Stockholder transferred any Common Stock of Luxtec to such Permitted Transferee after the date of this Agreement, provided such Management Stockholder is still alive) wishes to transfer any Common Stock of the Company owned of record and beneficially by it to any person other than a Permitted Transferee (a "Tag-Along Transferee"), in a transaction or series of transactions with a single person or group of persons (as defined in Rule 13d-5 under the Securities Exchange Act of 1934) in which 5% or more of Luxtec's issued and outstanding Common Stock is sold or otherwise exchanged during a period of 180 consecutive days, the Purchaser shall have the right (the "Tag-Along Right") to require, as a condition to such transfer by the Tag-Along Transferor, that the Tag-Along Transferee purchase from the Purchaser, at the same price and on the same terms and conditions as involved in the transfer by the Tag-Along Transferor, up to that number of Warrant Shares owned by the Purchaser equaling the number derived by multiplying the total number of Warrant Shares owned by the Purchaser by a fraction, the numerator of which is the actual number of shares of Common Stock to be transferred to the Tag-Along Transferee by the Tag-Along Transferor, and the denominator of which is the aggregate number of shares of Common Stock owned by the Tag-Along Transferor immediately prior to such transfer. If the Tag-Along Transferee is unwilling to purchase the sum of the shares of Common Stock that the Tag-Along Transferor desires to transfer and the Warrant Shares the Purchaser desires to transfer to the Tag-Along Transferee pursuant hereto, the number of shares of Common Stock that the Tag-Along Transferor and the number of Warrant Shares that the Purchaser shall be entitled to transfer to the Tag-Along Transferee shall be calculated as follows:

                         (i) The  Purchaser  shall be entitled to transfer  that
                    number of Warrant Shares equal to the number of Warrant Shares which the Purchaser desires to transfer to such Tag-Along Transferee, as set forth in his Tag-Along Notice (as hereinafter defined), multiplied by a fraction, the numerator of which is the total number of shares of Common Stock which the Tag-Along Transferee is willing to acquire and the denominator of which is the total number of shares of Common Stock and Warrant Shares which the Tag-Along
                    Transferor and the Purchaser desire to transfer to such Tag-Along Transferee by operation of the prior paragraph; and

                         (ii) The  Tag-Along  Transferor  shall be  entitled  to
                    transfer that number of shares of Common Stock equal to the total number of shares of Common Stock which the Tag-Along Transferee is willing to acquire, minus the total number of shares of Warrant Shares which the Purchaser is entitled to transfer to such Tag-Along Transferee, as determined in accordance with clause (i) above;

but, in no event will the Purchaser have the right to require any Tag-Along Transferee to purchase from it more than 50% of any shares of the Common Stock of Luxtec proposed to be purchased by any such Tag-Along Transferee.

     (b) For the purpose of the foregoing, if more than one transfer subject to the terms of this Section 13 is occurring substantially concurrently to a single Tag-Along Transferee, the rights of the Purchaser shall be aggregated.

     (c) Any attempted transfer by a Tag-Along Transferor which is subject to this Section 13 but does not comply with the requirements of this Section 13 shall be null and void.

     (d) Any Tag-Along Transferor who proposes to transfer any shares of Common Stock in a transaction subject to this Section 13 shall notify the Purchaser in writing of each such proposed transfer (a "Tag-Along Offer Notice"). Such Tag-Along Offer Notice shall set forth: (i) the name of the Tag-Along Transferee, (ii) the number of shares of Common Stock proposed to be transferred, (iii) the proposed amount and form of consideration and terms and conditions, including payment, offered by the Tag-Along transfer (the "Tag-Along Transferee Terms"), (iv) the total number of shares of Common Stock owned by such Tag-Along Transferor, and (v) that the Tag-Along Transferee has been informed of the "tag-along right" provided for in this Section 13 and has agreed to purchase shares of Common Stock subject hereto. The Tag-Along Right may be exercised by the Purchaser by delivery of a written notice to the Tag-Along Transferor (the "Tag-Along Notice") within 10 Business Days following delivery of the Tag-Along Offer Notice (the "Tag-Along Notice Deadline") provided the failure by the Purchaser to provide the Tag-Along Notice on or before the Tag-Along Notice Deadline shall be deemed to be an election by the Purchaser not to exercise the Tag-Along Right with respect to the transaction described in the Tag-Along Offer Notice.

     (e) Upon delivery of a Tag-Along Notice, the Purchaser shall be entitled, and obligated, to sell to the Tag-Along Transferee on the Tag-Along Transfer Terms (including subject to the same representations made by the Tag-Along Transferor, but with any liability limited to the proceeds actually received by the Purchaser and, in any event except for any liability occasioned by the specific wrongdoing of any Person, with the liability of the Purchaser and the Tag-Along Transferor being further limited to its proportion of such proceeds received by them) the number of Warrant Shares owned by it determined in accordance with subparagraph (a) of Section 13. In the event that the Purchaser elects not to participate in the transfer described in the Tag-Along Offer Notice, the Tag-Along Transferor shall have the right to transfer the shares of Common Stock to the Tag-Along Transferee subject to the following:

                         (i) such transfer  shall be  consummated  within ninety
                    (90) days following the Tag-Along Notice Deadline;

                         (ii) such transfer  shall be of the number of shares of
                    Common Stock, to the Tag-Along Transferee, for the price, and upon all other of the terms and conditions, set forth in the Tag-Along Offer Notice; and

                         (iii) such transfer must in all events be made in compliance with the provisions hereof.

     (f) At the closing of the transfer of shares of Common Stock to any Tag-Along Transferee (of which the Tag-Along Transferor shall give the Purchaser at least five (5) business days' prior written notice), the Tag-Along Transferee shall remit to the Purchaser the consideration for the total sales price of shares of Common Stock of the Purchaser sold pursuant hereto, against delivery by the Purchaser of such evidences of ownership of the Purchaser's Common Stock as may be requested by the Tag-Along Transferee, and the compliance by the Purchaser with any other conditions to closing generally applicable to the Tag-Along Transferor and the Purchaser.

     (g) Anything in this Section 13 to the contrary notwithstanding, the Purchaser shall have no Tag-Along Rights with respect to any sale of shares of the Common Stock of Luxtec by a Management Stockholder pursuant to an effective registration statement under the Securities Act of 1933 or pursuant to an exemption from registration under Rule 144 thereunder.

     25. Advisory Director. So long as the Warrant Shares outstanding represent at least 10% of the issued and outstanding Common Stock of Luxtec, James Goodman or such other person as is designated by the Required Holders and reasonably acceptable to Luxtec shall be a non-voting advisory director to Luxtec, entitled to receive notice of and attend and observe meetings of the board of directors of Luxtec. Such non-voting advisory director shall not be compensated for his services as an advisory director but, consistent with the other directors, shall be reimbursed for expenses incurred in performing such services.

     26. Definitions. The following terms shall have the following meanings:

     "1995 Earning Announcement" means a press release announcing the earnings per share of Common Stock.

     "1995 Trading Price" means the price obtained by taking the volume weighted arithmetic mean over the 5 Trading Days next prior to December 31, 1995, on each such Trading Day, of the high and low sale prices of shares of each such class of Capital Stock (or if no such sale takes place on any such Trading Day, the average of the highest closing bid and lowest closing asked prices thereof on such Trading Day, in each case as officially reported on all national securities exchanges on which each such class of Capital Stock is then listed or admitted to trading), provided that if a 1995 Earnings Announcement shall not have occurred by December 20, 1995 the 1995 Trading Price shall mean the price obtained by taking the volume weighted arithmetic mean over the 10 Trading Days beginning the 3rd Trading Day following the 1995 Earnings Announcement, on each such Trading Day, of the high and low sale prices of shares of each such class of Capital Stock (or if no such sale takes place on any such Trading Day, the average of the highest closing bid and lowest closing asked prices thereof on such Trading Day, in each case as officially reported on all national securities exchanges on which each such class of Capital Stock is then listed or admitted to trading).

     "1996 Trading Price" means the price obtained by taking the volume weighted arithmetic mean over the 10 Trading Days next prior to March 31, 1996, on each such Trading Day, of the high and low sale prices of shares of each such class of Capital Stock (or if no such sale takes place on any such Trading Day, the average of the highest closing bid and lowest closing asked prices thereof on such Trading Day, in each case as officially reported on all national securities exchanges on which each such class of Capital Stock is then listed or admitted to trading).

     "Additional Shares of Capital Stock" shall mean all shares (including treasury shares) of Capital Stock issued or sold (or, pursuant to Section 12(c) or 12(d) deemed to be issued) by Luxtec after the date hereof, whether or not subsequently reacquired or retired by Luxtec, other than shares of Capital Stock issued upon the circumstances set forth in Section 12(j) above.

     "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in Boston, Massachusetts are required or authorized to be closed.

     "Capital Stock" means the Common Stock and any additional class of stock of Luxtec having no preference as to dividends or distributions on liquidation which may be authorized in the future by an amendment to Luxtec's charter.

     "Convertible Securities" shall mean any evidences of indebtedness, shares of stock or securities directly or indirectly convertible into or exchangeable for Additional Shares of Capital Stock.

     "Management Stockholder" means Paul Epstein and Pat Phillips.

     "Market Price" means, on any date specified herein, the price obtained by taking the volume weighted arithmetic mean over a period of 20 consecutive Trading Days ending the second Trading Day prior to such date of the average, on each such Trading Day, of the high and low sale prices of shares of each such class of Capital Stock (or if no such sale takes place on any such Trading Day, the average of the highest closing bid and lowest closing asked prices thereof on such Trading Day, in each case as officially reported on all national securities exchanges on which each such class of Capital Stock is then listed or admitted to trading).

     "Nationally Recognized Underwriter" means Bear, Steans & Co., William Blair & Company, Alex, Brown & Sons, CS First Boston Corporation, Dean Witter Reynolds Inc., Dillon, Read & Co., Donaldson, Lufkin & Jenrette, Furman Selz Incorporated, Goldman, Sachs & Co., Hambrecht & Quist, J.P. Morgan, Lazard Freres & Co., Lehman Brothers, Merrill Lynch, Montgomery Securities, Morgan Stanley & Co., Oppenheimer & Co., Paine Webber, Prudential Securities Incorporated, Robertson, Stephens & Company, Salomon Brothers, Inc., Smith Barney, Wertheim Schroeder & Co., Tucker Anthony Incorporated and Cowen & Company.

     "Options" means rights, options or warrants to subscribe for, purchase or otherwise acquire either Additional Shares of Capital Stock or Convertible Securities.

     "Other Securities" means any stock (other than Common Stock) and any other securities of Luxtec or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise or partial exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 12(i) or otherwise.

     "Permitted  Transferee"  means an inter vivos trust of which the Management
Stockholder  is  settlor  or  a  husband,   wife  or  child  of  the  Management
Stockholder.

     "Public Offering" means a public offering of Common Stock pursuant to a registration statement effective under the Securities Act.

     "Qualified Offering" means a Public Offering on behalf of Luxtec shareholders underwritten by a Nationally Recognized Underwriter where the aggregate proceeds are not less than $10,000,000 and the price per share is not less than $7.50 and in which the Purchaser is permitted to include all Warrant Shares.

     "Required Holders" means, at any time, the registered holder or holders of at least 66-2/3% of the aggregate Warrants then outstanding

     "Subsidiary" means, any corporation, association or other business entity in which Luxtec and/or one or more of its Subsidiaries collectively owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is collectively owned by Luxtec and/or one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of Luxtec or one or more of its Subsidiaries).

     "Trading Day" means any day on which AMEX is open for trading on a regular basis.

     "Warrant Shares" has the meaning specified in the Recital paragraph of this Agreement.

     "Wholly-Owned Subsidiary" means a Subsidiary all of the voting power of all classes of the Voting Stock and all of the beneficial ownership of which is owned directly or indirectly through one or more other Wholly-Owned Subsidiaries, by Luxtec.

     27. Fractional Interests. Luxtec shall not issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 16, be issuable on the exercise of any Warrants (or specified portion thereof), Luxtec shall pay a cash adjustment to the holder in respect of such fraction on the basis of the Market Price per share of Common Stock on the Business Day next preceding the date of such exercise.

     28. No Rights as Stockholders. Nothing contained in this Warrant Agreement shall be construed as conferring upon the holder or any Transferee of any Warrant prior to the time of the exercise thereof, the right to vote, to receive dividends or to consent to or receive notice as a stockholder in respect of any meeting of stockholders for the election of directors of Luxtec, or otherwise to enjoy the rights of a stockholder of Luxtec.

     29. Notices. All notices and other written communications provided for hereunder shall be given in writing and delivered in person or sent by overnight delivery service (with charges prepaid) or by facsimile transmission, if the original of such facsimile transmission is sent by overnight delivery service (with charges prepaid) by the next succeeding Business Day and (i) if to the Purchaser or its nominee, addressed to such person at the address or fax number specified for such communications on Schedule 1 hereto or at such other address or fax number as such person shall have specified to Luxtec in writing, (ii) if to any other holder, addressed to such other holder at such address or fax number as is specified for such holder in the register referenced in Section 4 and (iii) if to Luxtec, addressed to it at 326 Clark Street, Worcester, Massachusetts 01601, Attention: Chief Operating Officer (with a copy to the attention of Luxtec's general counsel), Fax No. (508) 856-9462 or at such other address or fax number as Luxtec shall specify to each holder in writing given in accordance with this Section 18. Notice given in accordance with this Section shall be effective upon the earlier of the date of delivery or the second Business Day at the place of delivery after dispatch.

     30. Supplements and Amendments. Luxtec and the Purchaser who is a holder of Warrant Certificates at the time may from time to time supplement or amend this Agreement without the further approval of any holders of Warrant Certificates or Warrant Shares in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provision in regard to matters or questions arising hereunder which Luxtec and the Purchaser may deem necessary or desirable and which shall not have a material adverse effect on the interests of the holders of Warrant Certificates or Warrant Shares. Any other amendment or supplement to this Agreement shall require the written consent of Required Holders, provided that the consent of each holder of a Warrant affected shall be required for any amendment to this Agreement pursuant to which the Exercise Price would be increased or the number of shares of Common Stock purchasable at the time of such amendment upon exercise of Warrants would be decreased, other than pursuant to adjustments provided in Section 12 of this Agreement.

     31. Successors. All the covenants and provisions of this Agreement by or for the benefit of Luxtec or the Purchaser shall bind and inure to the benefit of their respective successors and assigns hereunder.

     32.  Termination.  This  Agreement  shall  terminate at 5:00 p.m.,  Boston,
Massachusetts, local time on the last day of the Exercise Period. Notwithstanding the foregoing, this Agreement will terminate on any earlier date if all Warrants have been exercised.

     33. Benefits of This Agreement. Nothing in this Agreement shall be construed to give to any person, company or entity other than Luxtec, the Purchaser and the registered holders of the Warrants and Warrant Shares any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of Luxtec, the Purchaser and the registered holders of the Warrants and Warrant Shares.

          1.  Availability of Information.

                         1. Luxtec shall comply with the reporting  requirements
                    of Sections 13 and 15(d) of the Exchange Act to the extent it is required to do so under the Exchange Act. Luxtec shall also cooperate with each holder of any Warrants and holder of any Warrant Shares in supplying such information as may be necessary for such holder to complete and file any information reporting forms currently or hereafter required by the SEC as a condition to the availability of an exemption from the Securities Act for the sale of any Warrants or Warrant Shares, provided, that each such holder obtain a confidentiality agreement, in the form reasonably satisfactory to Luxtec, from each prospective purchaser.

                          2. Luxtec shall cause copies of all financial statements and reports, proxy statements and other documents as it shall send to its stockholders to be sent by first-class mail, postage prepaid, on the date of mailing to such stockholders, to each holder of Warrants and holders of Warrant Shares at its address appearing on the register as of the record date for the determination of the stockholders entitled to such documents.

     34. Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. This Agreement shall become effective on the date on which each party hereto shall have received counterparts hereof executed by each of the parties hereto. The execution and delivery hereof by Luxtec is irrevocable.


     35. Entire Agreement. The Transaction Documents embody the entire agreement and understanding between the Purchaser and Luxtec and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

     36. Severability. If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative, illegal or unenforceable as applied to any particular case in any jurisdiction because of the conflict of such provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question invalid, inoperative, illegal or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative, illegal or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative, illegal or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case.

     37. Governing Law. All issues and questions concerning the construction, validity, interpretation and enforcement of this Warrant Agreement shall be governed by, the laws of the Commonwealth of Massachusetts (without giving effect to any laws or rules relating to conflicts of laws that would cause the application of the laws of any jurisdiction other than the Commonwealth of Massachusetts).

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed under seal, as of the day and year first above written.

                                    LUXTEC CORPORATION

                                    By:

                                    Name:

                                    Title:



                                    GENEVA MIDDLE MARKET INVESTORS, L.P.

                                    By:

                                            its general partner



                                    By:

                                    Name:

                                    Title:

                           FORM OF ELECTION TO PURCHASE



                                             Dated ___________, ____


     The undersigned, being duly authorized, hereby irrevocably elects to exercise the within Warrant to the extent of purchasing ___ shares of Common Stock and hereby makes payment of $________ in payment of the exercise price thereof.

                   INSTRUCTIONS FOR REGISTRATION OF STOCK

Name_______________________________________________________________
(please typewrite or print in block letters)

Address_____________________________________________________________

Signature/ Title________________________________________

Note: The signature must conform in all respects to the name of the holder as specified on the face of this Warrant Certificate.



______________________________________
Social Security or other identifying
number of holder

______________________________________
Signature Guarantee

                           ASSIGNMENT FORM


FOR VALUE RECEIVED, ____________________, being duly authorized, hereby sells, assigns and transfers unto

Name_____________________________________________________________
(please typewrite or print in block letters)

Address__________________________________________________________

its right to  purchase  ____  shares of Common  Stock  represented  by this
Warrant    and    does    hereby    irrevocably     constitute    and    appoint
________________________ Attorney, to transfer the same on the books of Luxtec, with full power of substitution in the premises.

                                          Date:_____________, _____


Signature/ Title___________________________________________________

Note: The signature must conform in all respects to name of the holder as specified on the face of this Warrant Certificate.


__________________________________
Social Security or other
identifying number of holder



__________________________________
Signature Guarantee

                    FORM OF TRANSFEREE CERTIFICATE

                  [Letterhead of Prospective Purchaser or
                      U.S. Registered Broker-Dealer]


Luxtec Corporation
___________________________
___________________________                    Date: _______________

Attention: _________________________


Dear Sirs:

     1. We hereby request that __________ Warrants to purchase common stock, par value $0.01 per share (the "Common Stock"), of Luxtec Corporation, a Massachusetts corporation ("Luxtec"), be registered in the name set forth below and confirm that:

     Each person in whose name the Warrants or the Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") are to be registered upon transfer (or, in the case of a transfer to a nominee, each beneficial owner of such Warrant or Warrant Share) has been advised that such Warrant or Warrant Share has been sold or transferred to it in reliance upon Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), and the address of the person in whose name the Warrant or Warrant Share is to be registered upon transfer is an address outside the United States (as defined in Regulation S) and such person is not a U.S. Person (as defined in Regulation S).

     If this letter is being filled out by a prospective purchaser, the undersigned purchaser confirms that the Warrants or Warrant Shares, as the case may be, will be transferred only in accordance with and subject to the provisions of Section 5 of the Warrant Agreement between Luxtec and the Purchasers named therein (the "Warrant Agreement"), a copy of which has been previously delivered to such prospective purchaser, and the legend on the Warrant Certificates, and further, that it understands that in connection with any such transfer, Luxtec may request, and if so requested the undersigned purchaser will furnish, such certificates and other information as may reasonably be required to confirm that any such transfer complies with the restrictions set forth therein.

     We also confirm that we will transfer the Warrants or Warrant Shares only in accordance with and subject to the provisions of the Warrant Agreement.

     2. The Warrants and Warrant Shares should be registered as follows:

Name:

Address:

Tax Identification Number:

Physical Location of Warrant or Warrant Share

Certificates (including address):

Address:

Contact:

     3. If this letter is being completed by a U.S. registered broker-dealer on behalf of the transferee, the undersigned broker-dealer confirms that (a) it has delivered to the transferee a copy of the Warrant Agreement or a notice regarding the restrictions on transfer of the Warrants and Warrant Shares by such transferee as set forth in the legend on the Warrants and (b) to the best of its knowledge, the information provided herein about the transferee is true and correct.

     You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

[Name of Prospective Purchaser or U.S. Registered Broker Dealer)



By:_________________________

Title:_______________________

                                                            EXHIBIT B

     THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO LUXTEC CORPORATION TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED. THE SECURITY REPRESENTED BY THIS CERTIFICATE IS ENTITLED TO THE BENEFITS OF A CERTAIN RIGHTS AGREEMENT DATED AS OF DECEMBER 18, 1995 BETWEEN THE ISSUER AND THE PURCHASER IDENTIFIED THEREIN, A COPY OF WHICH WILL BE FURNISHED TO THE REGISTERED HOLDER HEREOF WITHOUT CHARGE BY THE ISSUER, UPON REQUEST.

                                450,000 Warrants
                            W-1 Warrant Certificate

                               LUXTEC CORPORATION

     This Warrant Certificate certifies that Geneva Middle Market Investors, L.P. or its assigns, is the registered holder of 450,000 warrants (the "Warrants"), expiring at 5:00 p.m., Boston, Massachusetts local time, on the "Expiration Date" (as defined in the Warrant Agreement referred to on the reverse hereof) (or such later date as is specified in the Warrant Agreement) to purchase shares of the common stock, $0.01 par value per share (the "Common Stock") of Luxtec Corporation, a Massachusetts corporation (the "Company"). Each Warrant entitles the holder, upon exercise, to receive from the Company, if exercised on or before 5:00 p.m., Boston, Massachusetts, local time, on the Expiration Date (or such later date as is specified in the Warrant Agreement), one fully paid share of Common Stock (a "Warrant Share") at the initial exercise price (the "Exercise Price") of $3.00 per share payable as provided in the Warrant Agreement upon surrender of this Warrant Certificate and payment of the Exercise Price at the principal office of the Company at 326 Clark Street, Worcester, Massachusetts 01601 subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events as set forth in the Warrant Agreement.

     The Warrants represented by this Warrant Certificate may not be exercised before the date hereof or after 5:00 p.m., Boston, Massachusetts local time on the Expiration Date (or such later date as is specified in the Warrant
Agreement) and, to the extent not exercised on or before 5:00 p.m., Boston, Massachusetts local time, on such date, such Warrants shall become void.

     Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

     All issues and questions concerning the construction, validity, interpretation and enforcement of this Warrant Certificate shall be governed by the laws of the Commonwealth of Massachusetts without regard to principles of conflicts of laws.

     IN WITNESS WHEREOF, Luxtec Corporation has caused this Warrant Certificate to be signed by its Chairman of the Board, President, or Vice President and by its Secretary or Assistant Secretary, thereunto duly authorized, and has caused this Warrant Certificate to be duly executed, as of December 18, 1995.

Attest:___________________                   LUXTEC CORPORATION


DATED:____________________                   By: ____________________________
                                                   Name:
                                                              Title:

     The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring on the Expiration Date (or such later date as is specified in the Warrant Agreement) entitling the holder on exercise to receive shares of Common Stock, par value $0.01 per share, of the Company (the "Common Stock"), and are issued or to be issued pursuant to a Warrant Agreement dated as of December 18, 1995 (the "Warrant Agreement") by and between the Company and Geneva Middle Market Investors, L.P., which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

     Warrants may be exercised at any time on or after December 18, 1995 and before 5:00 p.m. Boston, Massachusetts local time on the Expiration Date (or such later date as is specified in the Warrant Agreement). The holder of Warrants evidenced by this Warrant Certificate may (i) exercise them, by surrendering this Warrant Certificate, with the Form of Election to Purchase attached properly completed and executed, together with payment of the Exercise Price as provided in the Warrant Agreement at the principal office of the Company located at 326 Clark Street, Worcester, Massachusetts 01601. In the event that upon any exercise or conversion of Warrants evidenced hereby the number of Warrants exercised or converted shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or its assignee a new Warrant Certificate evidencing the Warrants not exercised or converted.

     The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Common Stock issuable upon the exercise of each Warrant may be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

     Warrant Certificates, when surrendered at the principal office of the Company by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, without charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants. Upon due presentation for registration of transfer of this Warrant Certificate at the principal office of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferees in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge.

     Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

                              LUXTEC CORPORATION

                                RIGHTS AGREEMENT


     THIS AGREEMENT is made as of December 18, 1995, between Luxtec Corporation, a Massachusetts corporation ("Luxtec") and Geneva Middle Market Investors, L.P. (the "Purchaser").

                                   RECITAL:

     The parties to this Agreement are also parties to a Note Purchase Agreement of even date (the "NoteAgreement"). In order to induce the Purchaser to enter into the Note Agreement, Luxtec has agreed to provide the rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the Closing under the Note Agreement. Certain terms used in this Agreement are defined in 7. Capitalized terms not otherwise defined in this Agreement have the meanings given therefor in the Note Agreement.

         NOW THEREFORE, the parties agree as follows:

     38. Demand Registration.

               1. Subject to the limitations set forth in this S 1(a) and SS 1(b), (c) and (d) below, any time beginning on the Closing Date, and ending on the Expiration Date of the Warrants, subject, however, to the provisions of S 8(b) herein, the Required Stockholders may notify Luxtec in writing that such Required Stockholders desire for Luxtec to cause all or a portion of such Required Stockholders' Registrable Securities to be registered for sale to the public pursuant to a registration statement on Form S-3 (or comparable or successor form) under the Securities Act, which shall, if so elected by the Required Stockholders, be a "shelf registration" made pursuant to Rule 415 adopted pursuant to the Securities Act; provided however, that if Luxtec becomes ineligible to file registration statements on Form S-3 solely because Luxtec fails to timely make its required filings pursuant to the Exchange Act, the filing of the foregoing registration statement may be on Form S-1 (or comparable or successor form) under the Securities Act, but in no case whatsoever, shall the Required Stockholders be permitted to elect, nor shall Luxtec be obligated to cause, such Form S-1 registration statement to be a "shelf registration" pursuant to Rule 415 adopted pursuant to the Securities Act except under the circumstances described in S 1(c) below. Notwithstanding the foregoing, the Required Stockholders shall not be entitled to request that Luxtec register Registrable Securities for sale to the public at any time within one hundred twenty (120) days after the effective date of a registration statement filed by Luxtec with respect to which the Stockholders were given the opportunity to include Registrable Securities (whether or not all Registrable Securities requested to be included were actually included) pursuant to S2 herein. Upon receipt of such written request by the Required Stockholders, Luxtec shall promptly notify in writing all other Stockholders of such request, and such other Stockholders shall have a period of ten (10) Business Days following such notice from Luxtec to notify Luxtec in writing whether such other Stockholders, or any of them, desire to have Registrable Securities held by them registered for sale to the public under the Securities Act. Thereafter, subject to the conditions, limitations and provisions set forth below in this S 1(a) and in SS 1(b), (c) and (d) hereof, Luxtec shall, promptly following the expiration of such ten (10) Business Day period, prepare and file, and use its best efforts to prosecute to effectiveness, an appropriate filing with the SEC of a registration statement covering all of those Registrable Securities of the Required Stockholders and of such other Stockholders with respect to which registration under the Securities Act has been requested pursuant to this S 1(a).
          Notwithstanding anything to the contrary contained in this S 1(a), Luxtec shall have no obligation of any kind whatsoever under this S 1(a) with respect to any request to register Registrable Securities under the Securities Act unless the number of Registrable Securities requested to be registered for sale to the public under the Securities Act by the selling Stockholders (net of Registrable Securities that have been withdrawn from registration pursuant to the last two sentences of S 1(c) below) represents at least thirty-three percent (33%) of the total number of Registrable Securities held by Stockholders.

               2.  Notwithstanding  anything to the contrary contained in S 1(a)
          above, Luxtec shall not be obligated to prepare or file any registration statement pursuant to S 1(a) hereof, or to prepare or file any amendment or supplement thereto, at any time when Luxtec in the good faith judgment of its Board of Directors, reasonably believes that the filing thereof at the time requested, or the offering of Registrable Securities pursuant thereto, (a) would materially adversely affect a pending or proposed public offering of Luxtec Common Stock, or an acquisition, merger, recapitalization, consolidation, reorganization or similar transaction, or any negotiations, discussions or pending proposals with respect thereto or
          (b) would materially adversely affect the business of Luxtec in view of the disclosures that may be required thereby of information about the business, assets, liabilities or operations of Luxtec not theretofore disclosed; provided, however, that the filing of a registration statement, or any supplement or amendment thereto, by Luxtec may be deferred pursuant to this S1(b) only for the minimum period of time necessary under the circumstances and in no event for more than an aggregate of one hundred twenty (120) calendar days within any period of twelve (12) consecutive months.

               3. Luxtec shall be entitled to include in any registration statement filed or to be filed by Luxtec pursuant to S 1(a) above shares of Luxtec Common Stock to be sold by Luxtec for its own account, but if this causes the registration statement to be required to be on a Form S-1 (or comparable or successor form) then such Form S-1 may be a "shelf" registration under Rule 415 notwithstanding anything to the contrary in S 1(a). If any offering pursuant to S 1(a) above shall be in the form of an underwritten offering, and the managing underwriter or underwriters of such offering, in good faith, advise Luxtec and the selling Stockholders in writing that in its or their opinion the aggregate amount of shares of Luxtec Common Stock requested to be included in such offering (including the Registrable Securities, any shares of Luxtec Common Stock to be offered for the account of Luxtec and any shares of Luxtec Common Stock to be offered for the account of any other security holders of Luxtec) would materially adversely affect the success of such offering or the price of the shares of Luxtec Common Stock to be offered, then Luxtec shall reduce the number of shares of Luxtec Common Stock to be included in such offering to the amount of Luxtec Common Stock which the managing underwriter or underwriters have advised can be sold in such offering, said reduction to be effected in the following order: (x) first, any or all shares of Luxtec Common Stock requested to be included in such offering by such other security holders of Luxtec, pro rata among such other stockholders in proportion to the number of shares of Luxtec Common Stock sought to be registered by such other security holders,
          (y) second, any or all shares of Luxtec Common Stock to be sold by Luxtec pursuant to such offering, and (z) third, any or all Registrable Securities requested to be included in such offering by the selling Stockholders, pro rata among the selling Stockholders in proportion to the respective number of Registrable Securities sought to be registered by the selling Stockholders. The Stockholders proposing to distribute Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting. If any selling Stockholder disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to Luxtec and the managing underwriter or underwriters. The Registrable Securities so withdrawn shall also be withdrawn from registration.

               4. Notwithstanding anything in this S 1 to the contrary, Luxtec shall not be required to consummate more than an aggregate of two (2) offerings of Registrable Securities pursuant to S 1(a) above as follows: not more than one (1) such offering during the period from the Closing Date up to and including the third anniversary thereof, and not more than one (1) such offering during the period after the third anniversary of the Closing Date; provided that if the Stockholders acquire Registrable Securities within the 30 day period referred to in Section 6 of the Warrant Agreement, Luxtec shall be required to consummate an aggregate of three (3) offerings of Registrable Securities pursuant to S 1(a).

     39. Piggyback Registrations.

     If at any time from and after the Closing Date, subject, however, to the provisions of S 8(b) herein, Luxtec proposes to file a registration statement under the Securities Act covering a proposed sale of its Luxtec Common Stock, whether for its own account or for the account of any other security holder or both (other than a registration statement on Form S-4 or S-8, or any form substituting therefor for shares of Luxtec Common Stock to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of Luxtec pursuant to any employee benefit plan, respectively, and other than a registration statement filed in connection with an offering effected pursuant to S 1(a) hereof), Luxtec shall give each Stockholder written notice of such proposed filing at least 20 Business Days prior to the anticipated filing date, and such notice shall offer each such Stockholder the opportunity to register such number of Registrable Securities as they may request, which request must be delivered to Luxtec in writing within ten (10) Business Days after the notice given by Luxtec. Luxtec shall use its best efforts to cause the Registrable Securities as to which registration shall have been so requested by the requesting Stockholders to be included among the shares of Luxtec Common Stock to be covered by the registration statement proposed to be filed by Luxtec pursuant to this S 2. In the event that any such registration statement shall be, in whole or in part, an underwritten public offering, Luxtec shall use its best efforts to cause the managing underwriter or underwriters to include such Registrable Securities as to which registration shall have been so requested by the requesting Stockholders, all upon the same terms and conditions as the other shares of Luxtec Common Stock included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering, in good faith, determine that the total number of shares of Luxtec Common Stock which the requesting Stockholders, Luxtec and any other security holders of Luxtec intend to include in such offering would materially adversely affect the success of such offering or the price of the shares of Luxtec Common Stock to be offered, then Luxtec shall reduce the number of shares of Luxtec Common Stock to be included in such offering to the number of shares of Luxtec Common Stock which the managing underwriter or underwriters shall have advised can be sold in such offering, said reduction to be effected in the following order: (x) first, any or all shares of Luxtec Common Stock requested to be included in such offering by the Stockholders and any other security holders of Luxtec (other than security holders exercising demand registration rights), pro rata among the Stockholders and such other security holders in proportion to their respective number of shares of Luxtec Common Stock sought to be registered pursuant to such offering, (y) second, any or all shares of Luxtec Common Stock proposed to be sold by Luxtec pursuant to such offering and (z) any or all shares of Luxtec Common Stock requested to be included in such offering by security holders of Luxtec exercising demand registration rights, pro rata among such security holders in proportion to the number of shares of Luxtec Common Stock sought to be registered by each and in accordance with their respective priorities. In the event that the contemplated registration does not involve an underwritten public offering, the determination that the inclusion of any Registrable Securities requested to be included in such registration by the requesting Stockholders would have a material adverse effect on the success of such offering or the price of the shares of Luxtec Common Stock to be offered shall be made in the good faith reasonable judgment of Luxtec's Board of Directors.

     40. Further Obligations of Luxtec. Whenever Luxtec is required to register Registrable Securities under this Agreement, it agrees that it shall also do the following:

               1. prepare and file with the SEC a registration statement on Form S-3 or Form S-1 as the case may be for registrations pursuant to S 1(a) with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective for a period of time required for the disposition of such Registrable Securities by the Stockholders thereof, provided, however, that in the event of a shelf registration such period shall not be longer than the third anniversary of the effective date of such registration statement, and provided further that in the case of other registrations such period shall not be longer than one hundred eighty
          (180) days from the effective date of such registration statement, unless, in either such case, Luxtec otherwise agrees in its sole discretion;

               2. prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective;

               3. furnish to each Stockholder offering Registrable Securities under such registration statement such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus complying with the requirements of the Securities Act, as such Stockholder may reasonably request; and

               4. register or qualify the Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as the underwriter or manager shall request or in the event that the registration does not involve an underwritten public offering as each such Stockholder shall reasonably request; provided that Luxtec shall not be obligated to register or qualify such Registrable Securities in any jurisdiction in which such registration or qualification would require Luxtec to qualify as a foreign corporation or file any general consent to service of process where it is not then so qualified or otherwise required to be qualified or has not theretofore so consented.

     41. Holdback Agreements.

     If any registration of any Luxtec Common Stock shall be made by Luxtec with the SEC in connection with an underwritten public offering of such Luxtec Common Stock, each such Stockholder agrees (and shall enter into an agreement which shall so state), if requested by the managing underwriter or underwriters, not to effect any public sale or distribution, including a sale pursuant to Rule 144 under the Securities Act, of any shares of Luxtec Common Stock or any other equity security of Luxtec or of any security convertible into or exchangeable or exercisable for Luxtec Common Stock or any such other equity security of Luxtec (in each case, other than as part of such underwritten public offering) within ten days before or three hundred sixty-five (365) days after the effective date of the registration statement filed in connection with such underwritten offering, provided, however, that all 5% stockholders of Luxtec and the then-serving officers and directors of Luxtec who are not also Stockholders shall so agree for a like period.

     42. Expenses; Limitations on Registration.

               1. All expenses incurred in complying with this Agreement, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), printing expenses, fees and disbursements of counsel for Luxtec, expenses of any special audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to S 3(d) hereof, shall be paid by Luxtec, except that Luxtec shall not be liable for any fees, discounts or commissions to any underwriter or any fees or disbursements of counsel for any underwriter or any Stockholder (other than up to $10,000 for one firm of attorneys to represent all selling Stockholders in connection with each registration statement hereunder) in respect of the Registrable Securities sold by any selling Stockholders.

               2. It shall be a condition precedent to the obligation of Luxtec to take any action pursuant to this Agreement in respect of the Registrable Securities which are to be registered at the request of any Stockholder that such Stockholder shall furnish to Luxtec or the underwriters such information regarding the Stockholder and the Registrable Securities held by such Stockholder as Luxtec or the underwriters shall reasonably request and shall be required in connection with the action taken by Luxtec.

     43. Indemnification and Contribution.

     registration of any Registrable Securities under the Securities Act pursuant to this Agreement, Luxtec shall indemnify and hold harmless each Stockholder of such Registrable Securities, such Stockholder's directors, officers, employees and agents, each underwriter who participated in the offering of such Registrable Securities and each other Person, if any, who controls such Stockholder or such underwriter within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which such Stockholder or any such director, officer, employee or agent or underwriter or controlling Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof), arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such Stockholder or such director, officer, employee or agent or underwriter or controlling Person for any legal or any other expenses reasonably incurred by such Stockholder or such director, officer, employee or agent or underwriter or controlling Person in connection with investigating or defending, settling or satisfying any such loss, claim, damage, liability, expense or action; provided, however, that Luxtec shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon any untrue statement or alleged untrue statement or any omission or alleged omission made in such registration statement, preliminary prospectus, or amendment or supplement in reliance upon and in conformity with written information furnished to Luxtec by such Stockholder specifically for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Stockholder or such director, officer, employee or agent or underwriter or controlling Person, and shall survive the transfer of such Registrable Securities by such Stockholder.

               1.   Stockholders'   Indemnification.   In  connection  with  any
          registration statement in which a Stockholder is participating, each such Stockholder will furnish to Luxtec in writing such information as shall reasonably be requested by Luxtec for use in any such registration statement or prospectus and shall severally and not jointly indemnify, to the extent permitted by law, Luxtec, its directors, officers, employees and agents, each underwriter and each Person, if any, who controls Luxtec or such underwriter within the meaning of the Securities Act (collectively, the "Indemnitees"), against any losses, claims, damages, liabilities and expenses (under the Securities Act, at common law or otherwise) caused by or resulting from any untrue statement or alleged untrue statement of a material fact contained in any registration statement filed by Luxtec under the Securities Act, or any prospectus or preliminary prospectus included therein (in each case as amended or supplemented), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement of a material fact is contained in, or such material fact is omitted from, information furnished in writing by such Stockholder for use therein, and such Stockholder shall reimburse the Indemnitees for any legal and any other expenses reasonably incurred in connection with investigating or defending, settling or satisfying any such loss, claim, damage, liability or expense; provided, however, that the obligations of such Stockholders hereunder shall be limited to an amount equal to the proceeds to each Stockholder or Registrable Securities sold in connection with such registration.

               2. Contribution. If the indemnification provided for in this S 6 from the indemnifying party (which term shall, for purposes of this S 6, include all indemnifying parties if there be more than one) is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party under this S 6(c) as a result of the losses claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this S 6(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of S 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each of the Stockholders under this S 6(c) to contribute shall be several and not joint.

               3. Indemnification Procedures. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this S 6(d) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof; provided, however, that, if the counsel selected by the Indemnifying Parties concludes that such counsel has a conflict of interest due to the existence of conflicting or different defenses available to the Indemnifying Parties and the Indemnified Parties with respect to such action, suit or proceeding, the reasonable fees and expenses of one firm of separate counsel for all Indemnified Parties shall be paid by the Indemnifying Parties.

     44. Definitions.

     "Indemnitees" shall have the meaning set forth in S 6(b) hereof.

     "NASD" shall mean the National Association of Securities Dealers, Inc., or any successor corporation thereto.

     "Registrable Securities" shall mean the shares of Common Stock that may be or that have been issued upon the exercise of the Warrants and any other shares of capital stock issued or issuable in exchange or substitution therefor.

     "Required Stockholders" shall mean, at the relevant time of reference thereto, those Stockholders holding, in the aggregate, a majority of the Registrable Securities then held by all Stockholders.

     "Stockholder" shall mean, at the relevant time of reference thereto, any Person holding Registrable Securities.

     45. Miscellaneous.

               1. Benefits: Assignment. The provisions of this Agreement shall inure to the benefit of and be binding upon each Stockholder and its, his or her heirs and successors. Whether or not any express assignment has been made by any Stockholder of such Stockholder's rights under this Agreement, the provisions of this Agreement that are for the benefit of such Stockholder are also for the benefit of all transferees who acquire Registrable Securities from such Stockholder, and the applicable provisions of this Agreement that bind such Stockholder shall bind all transferees who acquire Registrable Securities from such Stockholder, provided, however, that such transferee acquires at least fifteen percent (15%) of the amount of Registrable Securities initially issued to such Stockholder pursuant to the Note Agreement and provided, further that such transferee executes and delivers to Luxtec a counterpart signature page to this Agreement in the form attached as Exhibit A to this Agreement.

               2. Termination of Registration Rights; Securities. Notwithstanding anything in this Agreement to the contrary, the registration rights provided to the Stockholders (and their qualified transferees pursuant to S 8(a) above) pursuant to this Agreement shall terminate and be of no further force or effect (i) as to particular Registrable Securities, when such Registrable Securities may be publicly sold without restriction under Rule 144 under the Securities Act, or (ii) as to any particular Stockholder and/or a qualified transferee pursuant to S 8(a) above, at such time as (and only so long as) such Stockholder, and/or such qualified transferee pursuant to S 8(a) above, holds of record (or if it has not fully exercised its Warrants, holds of record and has Warrants then exercisable for) less than fifteen percent (15%) of the aggregate amount of Registrable Securities issued (or issuable) to such Stockholder pursuant to the Warrants.

               3. No Inconsistent Agreements. Luxtec shall not hereafter enter into any agreement with respect to its securities or amend its charter in any manner which is inconsistent with or violates the rights granted to the Stockholders.

               4. Amendments and Waivers. This Agreement may not be amended, and Luxtec may not take any action herein prohibited, or omit to perform any act herein required to be performed by it, without the written consent of the Required Stockholders. Each Stockholder shall be bound by any consent so authorized by this S 8(d). No course of dealing between Luxtec and any Stockholder nor any delay in exercising any rights under this Agreement shall operate as a waiver of any rights of any Stockholder.

               5. Severability. If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative, illegal or unenforceable as applied to any particular case in any jurisdiction because of the conflicting of any provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question invalid, inoperative, illegal or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative, illegal or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative, illegal or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case.

               6. Counterparts. This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

               7. Descriptive Headings. The descriptive headings of the Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

               8. Notices. All notices and other written communications provided for hereunder shall be given in writing and sent by overnight delivery service (with charges prepaid) or by facsimile transmission with the original of such transmission being sent by overnight delivery service (with charges prepaid) by the next succeeding Business Day and (i) if to a Stockholder addressed to such Stockholder at such address or fax number as is specified for such Stockholder in the stock records of Luxtec; and (ii) if to Luxtec, addressed to it at 326 Clark Street, Worcester, Massachusetts 01601, Attention: Chief Executive Officer, Fax No. 508-856-9462 or at such other address or fax number as Luxtec shall have specified to each Stockholder in writing given in accordance with this S 8(h). Notice given in accordance with this S 8(h) shall be effective upon the earlier of the date of delivery or the second Business Day at the place of delivery after dispatch.

IN   WITNESS WHEREOF,  the parties have executed this Agreement under seal as of the date first written above.

                                      LUXTEC CORPORATION

                                      By: __________________________________

                                      Name:_________________________________

                                      Title:________________________________

                                      GENEVA MIDDLE MARKET INVESTORS, L.P.







                                        By:  ______________________________

                                        Name:______________________________

                                        Title:_____________________________

                                                        Appendix 2
                            LUXTEC CORPORATION

                     1993 EMPLOYEE STOCK PURCHASE PLAN

Article 1 - Purpose.

     This 1993 Employee Stock Purchase Plan (the "Plan") is intended to encourage stock ownership by all eligible employees of Luxtec Corporation, a Massachusetts Corporation (the "Company"), and its participating subsidiaries (as defined in Article 17) so that they may share in the growth of the Company by acquiring or increasing their proprietary interest in the Company. The Plan is designed to encourage eligible employees to remain in the employ of the Company. It is intended that options issued pursuant to this Plan will constitute options issued pursuant to an "employee stock purchase plan" within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code").

Article 2 - Administration of the Plan.

     The plan may be administered by a committee appointed by the Board of Directors of the Company (the "Committee"). The Committee shall consist of not less than two members of the Company's Board of Directors. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board of Directors. The Committee may select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

     The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final, unless otherwise determined by the Board of Directors. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best, provided that any such rules and regulations shall be applied on a uniform basis to all employees under the Plan. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

     In the event the Board of Directors fails to appoint or refrains from appointing a Committee, the Board of Directors shall have power and authority to administer the Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board of Directors.

Article 3 - Eligible Employees

     All employees of the Company or any of its participating subsidiaries shall be eligible to receive options under this Plan to purchase the Company's Common Stock, and all eligible employees shall have the same rights and privileges hereunder. Persons who have been employed by the Company for at least six months on the first day of any Payment Period ( as defined in Article 5) shall receive their options as of such day. Persons who have been employed for less than six months on the first day of any Payment Period are eligible on the first day of the next succeeding Payment Period on which options are granted to all eligible employees. In no event may an employee be granted options under this plan if the employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of its parent corporation or subsidiary corporations, as the terms "parent corporation" and "subsidiary corporation," are defined in Section 424(e) and (f) of the Code. For purposes of determining stock ownership under this paragraph, the rules of
Section 424 (d) of the code shall apply, and stock that the employee may purchase under outstanding options shall be treated as stock owned by the employee.

     For purposes of this Article 3, the term "employee" shall not include an employee whose customary employment is twenty (20) hours or less per week or whose customary employment is for not more than five (5) months in any calendar year.

Article 4 - Stock Subject to the Plan.

     The stock subject to the options under the Plan shall be shares of the Company's authorized but unissued Common Stock, par value $.01 per share, or shares of such Common Stock reacquired by the Company, including shares purchased in the open market. The aggregate number of shares that may be issued pursuant to the Plan is 25,000, subject to adjustment as provided in Article 12. In the event any option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available under the Plan.

Article 5 - Payment Period and Stock Optioms.

     The six-month periods, November 1st to April 30th and May 1st to October 31st, are Payment Periods during which payroll deductions will be accumulated under the Plan. Each Payment Period includes only regular pay days falling within it. The first Payment Period under the Plan will commence on May 1, 1994 and expire on October 31, 1994.

     Twice each year, on the first business day of each Payment Period, the Company will grant to each eligible employee who is then a participant in the Plan an option to purchase on the last day of such Payment Period, at the Option Price hereinafter provided for, a maximum of 500 shares, on condition that such employee remains eligible to participate in the Plan throughout such Payment Period. The participant shall be entitled to exercise such option so granted only to the extent of the participant's accumulated payroll deductions on the last day of such Payment Period. In the event that the participant's accumulated payroll deductions on ;the last day of the Payment Period would enable the participant to purchase more than 500 shares except for the 500-share limitation, the excess of the amount of the accumulated payroll deductions over the aggregate purchase price of the 500 shares shall be promptly refunded to the participant by the Company, without interest. The Option Price for each Payment Period shall be the lesser of (i) 85% of the average market price of the Company's Common Stock on the first business day of the Payment Period or (ii) 85% of the average market price of the Company's Common Stock on the last business day of the Payment Period, in either event rounded up to avoid fractions of a dollar other than 1/4, 1/2, and 3/4. The foregoing limitation on the number of shares that may be granted in any Payment Period and the Option Price per share shall be subject to adjustment as provided in Article 12.

     For purposes of this Plan, the term "average market price" on any date means (i) the average (on that date) of the high and low prices of the Company's Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded in a national securities exchange; or (ii) the average (on that date) of the closing bid and asked prices of the Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market List. If the Company's Common Stock is not publicly traded at the time an option is granted under this Plan, "average market price" shall mean the fair market value of the Common Stock as determined by the Committee after taking into consideration all factors that it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

     For purposes of this Plan, the term "business day" means a day on which there is trading on the NASDAQ National Market System or on the aforementioned national securities exchange, whichever is applicable pursuant to the preceding paragraph.

     No employee shall be granted an option which permits the employee's right to purchase Common Stock under this Plan, and under all other Section 423(b) employee stock purchase plans of the Company or any parent or subsidiary corporation, to accrue at a rate that exceeds $25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code.

Article 6 - Exercise of Option

     Each eligible employee who continues to be a participant in the Plan in the last business day of a Payment Period shall be deemed to have exercised his/her option on such date and shall be deemed to have purchased from the Company such number of full shares of Common Stock reserved for the purpose of the Plan as his/her accumulated payroll deductions on such date will pay for at the Option Price, subject to the 500-share limit of the option. If a participant is not an employee on the last business day of the Payment Period, he/she shall not be entitled to exercise his/her option. Only full shares of Common Stock may be purchased under the Plan. Unused payroll deductions remaining in an employee's account at the end of a Payment Period (other than amounts refunded to the employee pursuant to Article 5) will be carried forward to the succeeding Payment Period.

Article 7 - Authorization for Entering the Plan.

     An Employee may enter the Plan by filling out, signing and delivering to the Company an authorization:

               A. Stating the percentage to be deducted regularly from the employee's pay;

               B. Authorizing the purchase of the stock for the employee in each Payment Period in accordance with the terms of the Plan; and

               C. Specifying the exact name in which stock purchased for the employee is to be issued as provided under Article 11 hereof.

     Such authorization must be received by the Company at least ten (10) days before the beginning date of the next succeeding Payment Period.

     Unless an employee files a new authorization or withdraws from the Plan, the deductions and purchases under the authorization the employee has on file under the Plan will continue from one Payment Period to succeeding Payment Periods as long as the Plan remains in effect.

     The Company will accumulate and hold for the employee's account the amounts deducted from his/her pay. No interest will be paid on these amounts.

Article 8 - Maximum Amount of Payroll Deductions.

     An employee may authorize payroll deductions in an amount (expressed as a whole percentage) not less than one percent (1%) but not more than ten percent (10%) of the employee's total compensation, including base pay or salary and any bonuses or commissions.

Article 9 - Change in Payroll Deductions.

     Deductions may not be increased or decreased during a Payment Period. However, an employee may withdraw in full from the Plan.

Article 10 - Withdrawal from the Plan.

     An employee may withdraw from the Plan in whole but not in part, at any time prior to the last business day of each Payment Period by delivering a withdrawal notice to the Company, in which event the Company will promptly refund the entire balance of the employee's deductions not previously used to purchase stock under the Plan.

     To re-enter the Plan, an employee who has previously withdrawn must file a new authorization at least ten (10) days before the beginning date of the next Payment Period. The employee's re-entry into the Plan cannot, however, become effective before the beginning of the Next Payment Period following his/her withdrawal.

Article 11 - Issuance of Stock

     Certificates for stock issued to participants will be delivered as soon as practicable after each Payment Period by the Company's transfer agent.

     Stock purchased under the Plan will be issued only in the name of the employee, or if his/her authorization so specifies, in the name of the employee and another person of legal age as joint tenants with right of survivorship.

Article 12 - Adjustments.

     Upon the happening of any of the following described events, an optionee's rights under options granted under the Plan shall be adjusted as hereinafter provided:

               A. In the event shares of Common Stock of the Company shall be subdivided or combined into a greater or smaller number of shares or if, upon reorganization, split-up, liquidation, recapitalization or the like of the Company, the shares of the Company's Common Stock shall be exchanged for the other securities of the Company, each optionee shall be entitled, subject to the conditions herein stated, to purchase such number of shares of Common Stock or amount of other securities of the Company as were exchangeable for the number of shares of Common Stock of the Company which such optionee would have been entitled to purchase except for such action, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or exchange; and

               B. In the event the Company shall issue any of its shares as a stock dividend upon or with respect to the shares of stock of the class which shall at the time be subject to option hereunder, each optionee upon exercising such an option shall be entitled to receive (for the purchase price paid upon such exercise) the shares as to which he/she is exercising his/her options and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, and such amount of cash in lieu of fractional shares, as is equal to the number of shares thereof and the amount of cash in lieu of fractional shares, respectively, which he/she would have received if he/she had been the holder of the shares as to which he/she is exercising his/her option at all times between the date of granting of such option and the date of its exercise.

     Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in Article 4 hereof which are subject to options that have been or may be granted under the Plan and the limitations set forth in the second paragraph of Article 5 shall also be appropriately adjusted to reflect the events specified in paragraphs A and B above. Notwithstanding the foregoing and adjustments made pursuant to paragraphs A or B shall be made only to the extent that the Committee, based on advice of counsel for the Company, determines that such adjustments will not constitute a change requiring stockholder approval under Section 423(b) (2) of the Code.

     If the Company is to be consolidated with or acquired by another entity in a merger, a sale of all or substantially all of the Company's assets or otherwise ( an "Acquisition"). the Committee shall, with respect to options then outstanding under this Plan, either (i) make appropriate provision for the continuation of such options by arranging for the substitution on an equitable basis for the shares then subject to such options either (a) the consideration payable with respect to the outstanding shares of the Company's Common Stock in



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     connection  with the  Acquisition  or (b) shares of stock of the  surviving corporation; or (ii) terminate all outstanding options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to the options (determined as of the dater of the Acquisition) over the Option price thereof (determined with reference only to the first business day of the applicable Payment Period).

     The Committee or Board of Directors shall determine the adjustments to be made under this Article 12, and its determination shall be conclusive.

Article 13 - No Transfer or Assignment of Employee's Rights.

     An employee's rights under the Plan are the employee's alone and may not be transferred or assigned to, or availed of by, any other person other than by will or the laws of descent and distribution. Any option granted under the Plan to an employee may be exercised, during the employee's lifetime, only by the employee.

Article 14 - Termination of Employee's Rights.

     An employee's rights under the Plan will terminate when he/she ceases to be an employee because of retirement, voluntary termination, resignation, lay-off, discharge, death, change of status or for any other reason, except that if an employee is on leave of absence from work during the last three months of any Payment Period, he/she hall be deemed to be a participant in the Plan on the last day of that Payment Period. A withdrawal notice will be considered as having been received from the employee on the day his/her employment ceases, and all payroll deductions not used to purchase stodk will be refunded.

     If an employee's payroll deductions are interrupted by any legal process, a withdrawal notice will be considered as having been received from the employee on the day the interruption occurs.

Article 15 - Termination and Amendments to Plan.

     The 1993 Purchase Plan may be terminated at any time by the Company's Board of Directors but such termination will not affect options then outstanding under the 1993 Purchase Plan. The 1993 Purchase Plan will terminate in any case when all or substantially all of the unissued shares of Common Stock reserved for the purposes of the 1993 Purchase Plan have been purchased. If at any time shares of Common Stock reserved for the purpose of the 1993 Purchase Plan remain available for purchase but not in sufficient number to satisfy all then unfilled purchase requirements, the available shares will be apportioned among participants in proportion to their options and the 1993 Purchase Plan will terminate. Upon such termination or any other termination of the 1993 Purchase Plan, all payroll deductions not used to purchase Common Stock will be refunded to 1993 Purchase Plan participants without interest.


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     The  Committee  or the  Board  of  Directors  may from  time to time  adopt amendments to the Plan provided that, without the approval of the stockholders of the Company, no amendment may (i) materially increase the number of shares that may be issued under the Plan (except pursuant to Article 12) or change the class of the employees eligible to receive options under the Plan or (ii) cause Rule 16b-3 under the Securities Exchange Act of 1934 to become inapplicable to the Plan.

Article 16 - Limits on Sale of Stock Purchased Under tha Plan.

     The Plan is intended to provide shares of Common Stock for investment and not for resale. The Company does not, however, intend to restrict or influence any employee in the conduct of his/her own affairs. An employee may, therefore, sell stock purchased under the Plan at any time the employee chooses, subject to compliance with any applicable Federal or State securities laws; provided, however, that because of certain Federal tax requirements, each employee agrees by entering the Plan, promptly to give the Company notice of any such stock disposed of within two years after the date of grant of the applicable option showing the number of such shares disposed of. THE EMPLOYEE ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE OF STOCK.

Article 17 - Participating Subsidiaries.

     The term "participating subsidiary" shall mean any present or future subsidiary of the Company, as that term is defined in Section 424 (f) of the Code, which is designed from time to time by the Board of Directors to participate in the Plan. The Board of Directors shall have the power to make such designations before or after the Plan is approved by the stockholders.

Article 18 - Optionees Not Stockholders.

     Neither the granting of an option to an employee nor the deductions from his/her pay shall constitute such employee a stockholder of the shares covered by an option until such shares have been actually purchased by the employee.

Article 19 - Application of Funds.

     The proceeds received by the Company from the sale of Common Stock pursuant to options granted under the Plan will be used for general corporate purposes.

Article 20 - Governmental Regulations.

     The Company's obligations to sell and deliver shares of the Company's Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares, including the Securities and Exchange Commission and the Internal Revenue Service.

Article 21 - Approval of Board of Directors and Stockholders of the Company.

     The Plan was adopted by the Board of Directors on February 24, 1994 and the stockholders of the Company on April 21, 1994.


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